UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07607

Morgan Stanley Variable Insurance Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2018

Item 1 - Report to Shareholders

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Core Plus Fixed Income Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	30
Director and Officer Information	31

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Core Plus Fixed Income Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,008.20	$1,021.78	$3.44	$3.47	0.68%
Core Plus Fixed Income Portfolio Class II	1,000.00	1,006.50	1,020.52	4.70	4.74	0.93

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –0.65%, net of fees and –0.91%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Index (the "Index"), which returned 0.01%.

Factors Affecting Performance

•  Over 2018, U.S. Treasury yields rose and the curve flattened. Short maturity yields were driven higher by the four Federal Reserve rate increases. Longer maturities lagged, primarily due to uncertainties about the outlook for global growth and inflation. Over the year, 10-year U.S. Treasury yields rose 28 basis points, ending the year at 2.68%.(i)

•  Equity and credit markets underperformed in 2018, with much of the damage occurring in the fourth quarter. Investment grade corporate index spreads widened 60 basis points over the year to levels that at the end of the year were above its post-crisis average.(ii)

•  In both the corporate and securitized sectors, higher quality bonds outperformed their lower quality counterparts. The highest quality sectors, such as agency mortgage-backed securities (MBS), taxable municipals and most securitized credit, had performance either similar to or only slightly below similar duration Treasuries.

•  The Fund's securitized credit holdings helped performance during the year. The higher quality portions of the non-agency residential (RMBS), commercial (CMBS) and asset-backed (ABS) sectors all performed well. Agency MBS positioning slightly detracted from relative performance due to coupon and security selection.

•  The Fund's corporate positioning detracted from relative performance during the year, due to overweights in investment grade financials and BBB-rated corporates, and out-of-index holdings in high yield and convertible bonds.

•  An overweight to emerging market debt also hurt relative performance. Though local currency holdings did well, they were more than offset by negative results from positioning in currencies and hard currency bonds.

•  Interest rate positioning net positively contributed to relative performance. Both the U.S. short duration exposure and the long duration exposure elsewhere did well. Developed market currency positions, and U.S. Treasury inflation-protected securities and swap spread positions also helped. These exposures were managed, in part, using interest rate futures and swaps, and foreign exchange forwards.

Management Strategies

•  Throughout the period, we maintained an overweight position to spread (non-government) sectors that we believed had strong or improving fundamentals.

•  The Fund was positioned with an overweight to investment grade credit and to financials, in particular, as we believe that these companies can continue to reduce risk in light of the regulatory environment.

•  The Fund also had allocations to riskier segments of the market such as high yield corporates, non-agency mortgages and asset-backed securities, and convertible bonds.

•  With regard to interest rate strategy, the Fund was generally short duration in the U.S. and long duration in peripheral Europe and the emerging markets. It also had a short position in U.S. swap spreads and various currency exposures.

(i)  Source: Bloomberg L.P. Data as of December 31, 2018.

(ii)  Source: Bloomberg Barclays. Data represented by the Bloomberg Barclays U.S. Corporate Index, as of December 31, 2018.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Bloomberg Barclays U.S. Aggregate Index(1)

	Period Ended December 31, 2018
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	–0.65%	3.72%	4.97%	4.73%
Bloomberg Barclays U.S. Aggregate Index	0.01	2.52	3.48	4.98
Fund – Class II(4)	–0.91	3.45	4.71	3.48
Bloomberg Barclays U.S. Aggregate Index	0.01	2.52	3.48	3.82

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Bloomberg Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 1, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (99.1%)
Agency Adjustable Rate Mortgages (0.3%)
Federal Home Loan Mortgage Corporation, Conventional Pool: 12 Month USD LIBOR + 1.62%, 2.48%, 7/1/45	$354	$353
Federal National Mortgage Association, Conventional Pool: 12 Month USD LIBOR + 1.59%, 2.31%, 12/1/45	132	131
		484
Agency Fixed Rate Mortgages (17.6%)
Federal Home Loan Mortgage Corporation, Gold Pools: 3.00%, 3/1/47	1,673	1,633
3.50%, 1/1/44	743	749
4.00%, 12/1/41 - 10/1/44	1,003	1,026
5.41%, 7/1/37 - 8/1/37	22	22
5.44%, 1/1/37 - 6/1/38	63	66
5.46%, 5/1/37 - 1/1/38	90	95
5.48%, 8/1/37 - 10/1/37	50	52
5.50%, 8/1/37 - 4/1/38	86	90
5.52%, 9/1/37 - 10/1/37	17	19
5.62%, 12/1/36 - 12/1/37	86	91
6.00%, 8/1/37 - 5/1/38	24	27
6.50%, 9/1/32	17	19
7.50%, 5/1/35	39	45
8.00%, 8/1/32	25	29
8.50%, 8/1/31	30	35
Federal National Mortgage Association, Conventional Pools:
3.00%, 5/1/30 - 4/1/45	1,413	1,396
3.50%, 3/1/46 - 3/1/47	2,097	2,101
4.00%, 11/1/41 - 9/1/48	2,972	3,038
4.50%, 8/1/40 - 9/1/48	2,294	2,382
5.00%, 7/1/40	134	142
5.62%, 12/1/36	32	34
6.00%, 12/1/38	523	570
6.50%, 11/1/27 - 10/1/38	27	28
7.00%, 6/1/29 - 2/1/33	37	38
7.50%, 8/1/37	67	78
8.00%, 4/1/33	51	60
8.50%, 10/1/32	53	64
9.50%, 4/1/30	7	8
January TBA:
3.00%, 1/1/34 (a)	1,400	1,397
3.50%, 1/1/49 (a)	8,406	8,405
4.00%, 1/1/49 (a)	1,774	1,809
4.50%, 1/1/49 (a)	1,610	1,667
Government National Mortgage Association, Various Pools:
3.50%, 11/20/40 - 7/20/46	917	922
4.00%, 7/15/44	396	408
9.00%, 1/15/25	1	1
		28,546
	Face Amount (000)	Value (000)
Asset-Backed Securities (11.6%)
Accredited Mortgage Loan Trust, 1 Month USD LIBOR + 0.60%, 3.11%, 4/25/34 (b)	$653	$642
American Homes 4 Rent Trust, 6.07%, 10/17/45 (c)	490	538
Avant Loans Funding Trust, 5.00%, 11/17/25 (c)	150	151
Bayview Opportunity Master Fund IIIa Trust, 3.35%, 11/28/32 (c)	127	126
Blackbird Capital Aircraft Lease Securitization Ltd., 5.68%, 12/16/41 (c)	440	462
CAM Mortgage Trust, 3.96%, 12/1/65 (c)	286	289
Finance of America Structured Securities Trust, 6.00%, 11/25/27 (b)(c)	860	837
FREED ABS TRUST, 4.61%, 10/20/25 (c)	520	526
GCAT LLC, 4.09%, 6/26/23 (c)	448	450
Labrador Aviation Finance Ltd., 5.68%, 1/15/42 (c)	368	373
METAL LLC, 4.58%, 10/15/42 (c)	582	588
MFA LLC, 4.16%, 7/25/48 (c)	542	544
MFA Trust, 3.35%, 11/25/47 (c)	578	577
Nationstar HECM Loan Trust, 3.97%, 9/25/27 (b)(c)	600	594
5.43%, 11/25/28 (b)(c)	600	596
NovaStar Mortgage Funding Trust, 1 Month USD LIBOR + 1.06%, 3.57%, 12/25/33 (b)	415	418
NRZ Excess Spread-Collateralized Notes, 4.37%, 1/25/23 (c)	390	388
4.59%, 2/25/23 (c)	523	522
Oak Hill Advisors Residential Loan Trust, 3.00%, 7/25/57 (c)	522	513
PNMAC GMSR Issuer Trust, 5.36%, 2/25/23 (b)(c)	300	301
Pretium Mortgage Credit Partners I LLC, 3.25%, 8/27/32 (c)	744	738
3.33%, 12/30/32 (b)(c)	467	463
Pretium Mortgage Credit Partners LLC, 4.83%, 9/25/58 (c)	593	596
Pretium Mortgage Credit Partners LLC, 4.13%, 8/25/33 (c)	535	534
Progress Residential Trust, 1 Month USD LIBOR + 4.22%, 6.68%, 1/17/34 (b)(c)	600	603
Prosper Marketplace Issuance Trust, 5.50%, 10/15/24 (c)	646	641
PRPM LLC, 4.00%, 8/25/23 (b)(c)	302	301
RCO Mortgage LLC, 3.38%, 8/25/22 (c)	279	278

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Asset-Backed Securities (cont'd)
RMF Buyout Issuance Trust, 5.43%, 11/25/28 (b)(c)	$700		$697
S-Jets Ltd., 7.02%, 8/15/42 (c)	833		855
Tricon American Homes Trust, 5.10%, 1/17/36 (c)	400		403
5.15%, 9/17/34 (c)	300		299
5.77%, 11/17/33 (c)	460		470
Vantage Data Centers Issuer LLC, 4.07%, 2/16/43 (c)	198		199
VOLT LXIV LLC, 3.38%, 10/25/47 (c)	446		443
VOLT LXIX LLC, 4.70%, 8/25/48 (c)	250		251
VOLT LXXII LLC, 4.21%, 10/26/48 (c)	581		582
VOLT LXXIII LLC, 4.46%, 10/25/48 (c)	350		351
VOLT LXXIV LLC, 4.58%, 11/25/48 (c)	596		599
			18,738
Collateralized Mortgage Obligations — Agency Collateral Series (1.1%)
Federal Home Loan Mortgage Corporation, 1 Month USD LIBOR + 4.35%, 6.70%, 12/25/26 (b)(c)	128		135
1 Month USD LIBOR + 5.05%, 7.40%, 7/25/23 (b)	150		156
1 Month USD LIBOR + 5.25%, 7.60%, 7/25/26 (b)(c)	131		139
IO 0.33%, 11/25/27 (b)	13,450		353
0.44%, 8/25/27 (b)	8,374		268
IO REMIC 6.00% - 1 Month USD LIBOR, 3.69%, 11/15/43 - 6/15/44(b)	2,460		330
6.05% - 1 Month USD LIBOR, 3.74%, 4/15/39 (b)	556		34
IO STRIPS 7.50%, 12/15/29	4		1
Federal National Mortgage Association, IO 6.39% - 1 Month USD LIBOR, 3.88%, 9/25/20 (b)	2,486		94
IO REMIC 6.00%, 5/25/33 - 7/25/33	198		47
IO STRIPS 6.50%, 12/25/29 (b)	1		—	@
7.00%, 11/25/19 (b)	—	@	—	@
8.00%, 4/25/24	2		—	@
8.00%, 6/25/35 (b)	17		3
9.00%, 11/25/26	1		—	@
REMIC
7.00%, 9/25/32	35		40
Government National Mortgage Association, IO 0.79%, 8/20/58 (b)	5,132		112
	Face Amount (000)	Value (000)
6.10% - 1 Month USD LIBOR, 3.79%, 7/16/33 (b)	$780	$17
5.00%, 2/16/41	113	27
IO PAC 6.15% - 1 Month USD LIBOR, 3.85%, 10/20/41 (b)	1,404	90
		1,846
Commercial Mortgage-Backed Securities (4.6%)
BAMLL Commercial Mortgage Securities Trust, 1 Month USD LIBOR + 4.00%, 4.13%, 12/15/31 (b)(c)	600	589
BXP Trust, 5.46%, 11/15/34 (b)(c)	650	647
Citigroup Commercial Mortgage Trust, IO 0.87%, 11/10/48 (b)	2,694	109
0.94%, 9/10/58 (b)	4,688	221
COMM Mortgage Trust, 4.90%, 11/10/46 (b)(c)	985	894
5.27%, 8/10/46 (b)(c)	740	709
IO 0.12%, 7/10/45 (b)	10,718	46
0.89%, 10/10/47 (b)	3,970	112
1.15%, 7/15/47 (b)	3,563	130
GS Mortgage Securities Trust, 4.75%, 8/10/46 (b)(c)	500	471
IO 0.80%, 9/10/47 (b)	5,166	166
1.34%, 10/10/48 (b)	5,172	342
HMH Trust, 6.29%, 7/5/31 (c)	300	292
InTown Hotel Portfolio Trust, 4.51%, 1/15/33 (b)(c)	346	343
JP Morgan Chase Commercial Mortgage Securities Trust, IO 0.51%, 4/15/46 (b)	6,000	129
0.80%, 12/15/49 (b)	3,135	119
1.07%, 7/15/47 (b)	9,281	269
JPMBB Commercial Mortgage Securities Trust, 4.66%, 4/15/47 (b)(c)	704	630
IO 1.02%, 8/15/47 (b)	3,953	176
WFRBS Commercial Mortgage Trust, 3.50%, 8/15/47 (c)	900	725
4.13%, 5/15/45 (b)(c)	385	363
		7,482
Corporate Bonds (40.6%)
Communications (0.2%)
Bharti Airtel International Netherlands BV 5.35%, 5/20/24 (c)	350	345
Energy (0.5%)
BP Capital Markets America, Inc., 3.12%, 5/4/26	375	353
3.25%, 5/6/22	425	421
		774

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (16.5%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.13%, 7/3/23	$575	$561
Alexandria Real Estate Equities, Inc. 3.95%, 1/15/27	175	170
American International Group, Inc., 4.50%, 7/16/44	300	269
4.88%, 6/1/22	275	286
AvalonBay Communities, Inc., Series G 2.95%, 5/11/26	175	166
Bank of America Corp., 4.24%, 4/24/38	250	238
MTN 4.00%, 1/22/25	1,085	1,058
Bank of Montreal 3.80%, 12/15/32	450	417
BNP Paribas SA 4.40%, 8/14/28 (c)	525	513
Boston Properties LP 3.80%, 2/1/24	145	145
BPCE SA 5.15%, 7/21/24 (c)	550	553
Brighthouse Financial, Inc., Series WI 3.70%, 6/22/27	625	529
Brookfield Finance LLC 4.00%, 4/1/24	525	520
Capital One Bank USA NA 3.38%, 2/15/23	510	493
Capital One Financial Corp. 3.30%, 10/30/24	450	426
Cigna Corp. 3.75%, 7/15/23 (c)	350	349
Cigna Holding Co. 3.88%, 10/15/47	200	168
Citigroup, Inc., 3.89%, 1/10/28	300	290
4.45%, 9/29/27	175	169
5.50%, 9/13/25	250	263
Colony Capital, Inc. 5.00%, 4/15/23	275	242
Compass Bank 3.50%, 6/11/21	425	424
Cooperatieve Rabobank UA, 3.88%, 2/8/22	25	25
3.95%, 11/9/22	625	623
Credit Agricole SA, 3.75%, 4/24/23 (c)	400	392
3.88%, 4/15/24 (c)	500	503
Deutsche Bank AG, 2.70%, 7/13/20	425	414
3.95%, 2/27/23	425	401
Discover Bank 7.00%, 4/15/20	320	333
Discover Financial Services 3.95%, 11/6/24	275	272
	Face Amount (000)	Value (000)
Extra Space Storage LP 3.13%, 10/1/35 (c)	$250	$271
Five Corners Funding Trust 4.42%, 11/15/23 (c)	275	283
GE Capital International Funding Co., Unlimited Co. 2.34%, 11/15/20	468	452
Goldman Sachs Group, Inc. (The), 4.22%, 5/1/29	625	603
6.75%, 10/1/37	435	492
MTN 4.80%, 7/8/44	175	167
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77 (c)	175	173
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20	365	375
Healthcare Trust of America Holdings LP 3.70%, 4/15/23	325	320
HSBC Holdings PLC 4.25%, 3/14/24	750	745
HSBC USA, Inc. 3.50%, 6/23/24	250	246
Humana, Inc. 3.95%, 3/15/27	225	220
ING Bank N.V. 5.80%, 9/25/23 (c)	520	544
Intesa Sanpaolo SpA 5.25%, 1/12/24	300	293
iStar, Inc. 5.25%, 9/15/22	175	164
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.38%, 4/1/20 (c)	295	295
JPMorgan Chase & Co., 3.90%, 1/23/49	500	440
4.13%, 12/15/26	550	538
LeasePlan Corp. N.V. 2.88%, 1/22/19 (c)	475	475
Liberty Mutual Group, Inc. 4.85%, 8/1/44 (c)	125	122
Lloyds Banking Group PLC, 3.75%, 1/11/27	400	368
4.55%, 8/16/28	500	481
MetLife, Inc. 5.70%, 6/15/35	150	169
MPT Operating Partnership LP/ MPT Finance Corp. 5.00%, 10/15/27	175	160
Nationwide Building Society, 4.30%, 3/8/29 (c)(d)	375	353
4.36%, 8/1/24 (c)	200	196
Prologis LP 3.88%, 9/15/28	325	331
Realty Income Corp., 3.25%, 10/15/22	350	347
3.65%, 1/15/28	325	316
REC Ltd. 5.25%, 11/13/23 (c)	430	432

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Royal Bank of Scotland Group PLC 3.88%, 9/12/23	$625	$600
Santander UK Group Holdings PLC 3.57%, 1/10/23	900	862
Spirit Realty Capital, Inc. 3.75%, 5/15/21	175	172
Standard Chartered PLC 3.05%, 1/15/21 (c)(d)	375	370
Synchrony Financial, 3.70%, 8/4/26	100	85
3.95%, 12/1/27	350	295
Syngenta Finance N.V. 4.89%, 4/24/25 (c)	550	521
TD Ameritrade Holding Corp. 3.63%, 4/1/25	475	471
Travelers Cos., Inc. (The) 3.75%, 5/15/46	200	184
UBS Group Funding Switzerland AG 2.95%, 9/24/20 (c)	525	520
UnitedHealth Group, Inc., 2.88%, 3/15/23	350	345
3.75%, 7/15/25	300	304
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.25%, 10/5/20 (c)	450	449
		26,761
Industrials (20.4%)
Air Liquide Finance SA 1.75%, 9/27/21 (c)	225	215
Amazon.com, Inc. 2.80%, 8/22/24	825	802
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 5.20%, 12/1/47	250	226
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 3.65%, 2/1/26 (c)	350	331
4.90%, 2/1/46 (c)	425	395
Apple, Inc., 2.45%, 8/4/26	400	370
4.45%, 5/6/44	250	259
AT&T, Inc., 4.25%, 3/1/27	675	662
4.50%, 3/9/48	200	172
4.90%, 8/15/37	225	210
5.15%, 2/15/50	175	163
Bayer US Finance II LLC 4.38%, 12/15/28 (c)	550	526
Becton Dickinson and Co. 2.89%, 6/6/22	425	412
Booking Holdings, Inc. 0.90%, 9/15/21	175	194
Cenovus Energy, Inc. 4.25%, 4/15/27 (d)	350	319
Charter Communications Operating LLC/ Charter Communications Operating Capital, 4.20%, 3/15/28	275	260
	Face Amount (000)	Value (000)
4.91%, 7/23/25	$175	$174
6.48%, 10/23/45	475	490
CNH Industrial Capital LLC 4.38%, 11/6/20	300	302
CNOOC Finance 2013 Ltd. 3.00%, 5/9/23	420	406
Columbia Pipeline Group, Inc. 4.50%, 6/1/25	425	429
Comcast Corp., 4.05%, 11/1/52	175	157
4.15%, 10/15/28	525	534
Conagra Brands, Inc., 4.85%, 11/1/28	425	419
5.40%, 11/1/48	300	277
Concho Resources, Inc. 4.85%, 8/15/48	300	288
Constellation Brands, Inc. 4.40%, 11/15/25	425	426
Crown Castle International Corp. 3.80%, 2/15/28	600	569
CSC Holdings LLC 5.50%, 4/15/27 (c)	250	233
CVS Health Corp. 4.30%, 3/25/28	575	563
Daimler Finance North America LLC 2.25%, 7/31/19 (c)	465	462
Darden Restaurants, Inc. 3.85%, 5/1/27 (d)	325	313
Dell International LLC/EMC Corp. 6.02%, 6/15/26 (c)	175	176
Delta Air Lines, Inc. 2.88%, 3/13/20	300	298
Deutsche Post AG, Series DPW 0.05%, 6/30/25	200	219
Dollar Tree, Inc., 3.70%, 5/15/23	250	246
4.20%, 5/15/28	175	166
Dow Chemical Co. (The) 5.55%, 11/30/48 (c)	350	356
Eldorado Gold Corp. 6.13%, 12/15/20 (c)	295	269
Energy Transfer Operating L.P., 5.15%, 3/15/45	250	217
5.30%, 4/15/47	125	111
Exxon Mobil Corp. 4.11%, 3/1/46	325	331
Ferguson Finance PLC 4.50%, 10/24/28 (c)	525	526
Ford Motor Credit Co., LLC 3.20%, 1/15/21	200	194
Fortune Brands Home & Security, Inc. 4.00%, 9/21/23	350	347
General Motors Co. 6.60%, 4/1/36	125	122
Goldcorp, Inc. 3.70%, 3/15/23	436	432
Halliburton Co. 5.00%, 11/15/45	275	271

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
HCA, Inc., 4.50%, 2/15/27	$240	$227
4.75%, 5/1/23	190	188
Heathrow Funding Ltd. 4.88%, 7/15/23 (c)	435	449
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25%, 11/1/28 (c)	350	309
Home Depot, Inc. (The), 4.88%, 2/15/44	175	187
5.88%, 12/16/36	300	361
International Paper Co. 4.35%, 8/15/48	250	215
Jaguar Land Rover Automotive PLC 4.50%, 10/1/27 (c)(d)	425	319
Keurig Dr. Pepper, Inc. 4.60%, 5/25/28 (c)	500	497
Lowe's Cos., Inc. 2.50%, 4/15/26	375	334
LyondellBasell Industries N.V. 4.63%, 2/26/55	275	233
Medtronic, Inc. 4.63%, 3/15/45	200	210
Microsoft Corp. 3.13%, 11/3/25	350	346
MPLX LP 5.20%, 3/1/47	250	231
Newcastle Coal Infrastructure Group Pty Ltd. 4.40%, 9/29/27 (c)	475	430
Newell Brands, Inc. 4.20%, 4/1/26 (d)	560	548
NOVA Chemicals Corp. 5.25%, 8/1/23 (c)	415	394
Novartis Capital Corp. 4.40%, 5/6/44	225	241
Nuance Communications, Inc. 1.00%, 12/15/35	275	240
Nucor Corp. 3.95%, 5/1/28	300	297
Nvent Finance Sarl 3.95%, 4/15/23	450	447
NXP Semiconductors N.V. 1.00%, 12/1/19	250	251
Ooredoo International Finance Ltd. 3.25%, 2/21/23 (c)	350	339
Resort at Summerlin LP, Series B 1.00%, 12/31/40 (e)(f)(g)(h)(i)	299	—
Rockies Express Pipeline LLC 6.88%, 4/15/40 (c)	300	315
Shell International Finance BV 3.25%, 5/11/25	400	395
Siemens Financieringsmaatschappij N.V. 2.35%, 10/15/26 (c)	525	479
Southern Copper Corp. 5.25%, 11/8/42	350	334
Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC 3.36%, 3/20/23 (c)	729	722
	Face Amount (000)	Value (000)
Starbucks Corp. 3.80%, 8/15/25	$450	$446
STMicroelectronics NV, Series B 0.25%, 7/3/24	200	202
Takeda Pharmaceutical Co. Ltd. 5.00%, 11/26/28 (c)	425	435
Telefonica Emisiones SA 4.10%, 3/8/27	550	529
Telenor East Holding II AS, Series VIP 0.25%, 9/20/19	200	195
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	50	43
6.75%, 3/1/28	250	243
Thermo Fisher Scientific, Inc. 2.95%, 9/19/26	300	277
Transurban Finance Co., Pty Ltd. 3.38%, 3/22/27 (c)	325	299
Trimble, Inc. 4.15%, 6/15/23	625	629
Tyson Foods, Inc. 4.88%, 8/15/34	250	243
United Airlines Pass-Through Trust, Series A 4.00%, 10/11/27	483	483
United Technologies Corp. 4.13%, 11/16/28	375	372
Verint Systems, Inc. 1.50%, 6/1/21	200	194
Verizon Communications, Inc. 4.67%, 3/15/55	177	163
Vodafone Group PLC 4.38%, 5/30/28	425	413
Volkswagen Group of America Finance LLC, 2.40%, 5/22/20 (c)	525	517
4.75%, 11/13/28 (c)	475	461
Walmart, Inc., 3.63%, 12/15/47	100	92
3.70%, 6/26/28	125	127
Warner Media LLC 3.80%, 2/15/27	275	258
Woodside Finance Ltd. 3.70%, 9/15/26 (c)	500	461
Wyndham Destinations, Inc. 5.40%, 4/1/24	500	479
Zillow Group, Inc. 2.00%, 12/1/21	200	195
		33,133
Utilities (3.0%)
Calpine Corp. 5.25%, 6/1/26 (c)	175	160
Duke Energy Corp. 2.65%, 9/1/26	400	364
Electricite de France SA 4.50%, 9/21/28 (c)	275	267
Enel Chile SA 4.88%, 6/12/28	175	175

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Utilities (cont'd)
Enel Finance International N.V., 3.63%, 5/25/27 (c)		$275	$243
4.25%, 9/14/23 (c)		300	294
Entergy Louisiana LLC 3.05%, 6/1/31		400	365
ITC Holdings Corp. 3.35%, 11/15/27		450	430
Korea Hydro & Nuclear Power Co., Ltd. 3.75%, 7/25/23 (c)		710	717
Mississippi Power Co. 3.95%, 3/30/28		500	494
Oglethorpe Power Corp. 5.05%, 10/1/48 (c)		375	379
Southern Power Co., Series D 1.95%, 12/15/19		375	369
Trans-Allegheny Interstate Line Co. 3.85%, 6/1/25 (c)		550	549
TransAlta Corp. 4.50%, 11/15/22		47	46
			4,852
			65,865
Mortgages — Other (14.4%)
Alternative Loan Trust, 1 Month USD LIBOR + 0.18%, 2.69%, 5/25/47 (b)		141	137
5.50%, 2/25/36		8	7
6.00%, 7/25/37		62	53
PAC 5.50%, 2/25/36		4	4
6.00%, 4/25/36		18	15
Banc of America Alternative Loan Trust, 1 Month USD LIBOR + 0.65%, 3.16%, 7/25/46 (b)		186	138
5.86%, 10/25/36		361	202
6.00%, 4/25/36		49	50
Banc of America Funding Trust, 5.25%, 7/25/37		231	220
6.00%, 7/25/37		24	21
ChaseFlex Trust, 6.00%, 2/25/37		414	290
CSFB Mortgage-Backed Pass-Through Certificates, 6.50%, 11/25/35		822	337
Eurosail BV, 3 Month EURIBOR + 1.80%, 1.48%, 10/17/40 (b)	EUR	300	337
Eurosail PLC, 3 Month GBP LIBOR + 0.95%, 1.85%, 6/13/45 (b)	GBP	508	624
Farringdon Mortgages No. 2 PLC, 3 Month GBP LIBOR + 1.50%, 2.31%, 7/15/47 (b)		235	288
Federal Home Loan Mortgage Corporation, 3.00%, 9/25/45 - 5/25/47		$1,721	1,668
3.50%, 5/25/45 - 5/25/47		2,167	2,148
	Face Amount (000)		Value (000)
3.88%, 5/25/45 (b)(c)		$156	$151
4.00%, 5/25/45		93	93
4.86%, 4/25/30 (b)		700	696
1 Month USD LIBOR + 3.30%, 5.81%, 10/25/27 (b)		400	434
First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36		12	9
Grifonas Finance PLC, 6 Month EURIBOR + 0.28%, 0.01%, 8/28/39 (b)	EUR	427	445
GSR Mortgage Loan Trust, 5.75%, 1/25/37		$179	159
HarborView Mortgage Loan Trust, 1 Month USD LIBOR + 0.19%, 2.66%, 1/19/38 (b)		376	364
IM Pastor 3 FTH, 3 Month EURIBOR + 0.14%, 0.00%, 3/22/43 (b)	EUR	503	510
JP Morgan Alternative Loan Trust, 6.00%, 12/25/35 - 8/25/36		$82	79
JP Morgan Mortgage Trust, 4.05%, 6/25/37 (b)		75	70
6.00%, 6/25/37		77	78
Landmark Mortgage Securities No. 1 PLC, 3 Month EURIBOR + 0.60%, 0.29%, 6/17/38 (b)	EUR	391	412
Lehman Mortgage Trust, 5.50%, 11/25/35		$77	72
6.50%, 9/25/37		828	506
NRPL Trust, 4.25%, 7/25/67 (b)(c)		594	594
Paragon Mortgages No. 13 PLC, 3 Month GBP LIBOR + 0.40%, 1.21%, 1/15/39 (b)	GBP	300	347
Paragon Mortgages No. 15 PLC, 3 Month EURIBOR + 0.54%, 0.23%, 12/15/39 (b)	EUR	500	495
RALI Trust, 5.50%, 12/25/34		$505	500
6.00%, 4/25/36 - 1/25/37		242	216
PAC 6.00%, 4/25/36		17	16
Residential Asset Securitization Trust, 6.00%, 7/25/36		27	23
RMAC PLC, 2.20%, 6/12/46	GBP	250	309
Rochester Financing No 2 PLC, 3 Month GBP LIBOR + 2.75%, 3.66%, 6/18/45 (b)		350	448
Seasoned Credit Risk Transfer Trust, 3.00%, 7/25/56 - 3/25/58		$3,399	3,272
3.50%, 6/25/57 - 3/25/58		2,378	2,354
4.00%, 7/25/56 (b)		300	304
4.00%, 8/25/56 (b)(c)		400	360
4.50%, 6/25/57		1,620	1,665
4.75%, 7/25/56 (b)		450	428
4.75%, 6/25/57 (b)(c)		250	243

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
Structured Asset Securities Corp. Reverse Mortgage Loan Trust, 1 Month USD LIBOR + 1.85%, 4.36%, 5/25/47 (b)(c)		$787	$677
TDA 27 FTA, 3 Month EURIBOR + 0.19%, 0.00%, 12/28/50 (b)	EUR	500	463
			23,331
Municipal Bonds (1.1%)
Chicago O'Hare International Airport, IL, O'Hare International Airport Revenue 6.40%, 1/1/40		115	147
City of New York, NY, Series G-1 5.97%, 3/1/36		245	301
Illinois State Toll Highway Authority, IL, Highway Revenue, Build America Bonds 6.18%, 1/1/34		705	861
Municipal Electric Authority of Georgia, GA 6.66%, 4/1/57		434	483
			1,792
Sovereign (7.8%)
Argentine Republic Government International Bond, 7.50%, 4/22/26		834	671
Australia Government Bond, 2.75%, 11/21/27	AUD	1,867	1,363
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/27	BRL	3,800	979
Eskom Holdings SOC Ltd., 7.13%, 2/11/25		$350	321
Export-Import Bank of India, 3.88%, 2/1/28 (c)		945	888
Indonesia Treasury Bond, 6.13%, 5/15/28	IDR	6,368,000	391
8.25%, 5/15/29		6,663,000	475
KazMunayGas National Co., JSC, 6.38%, 10/24/48 (c)		$425	429
Mexico Government International Bond, 3.60%, 1/30/25		500	478
New Zealand Government Bond, 4.50%, 4/15/27	NZD	1,500	1,182
Nigeria Government International Bond, 9.25%, 1/21/49 (c)		$200	195
Pertamina Persero PT, 6.50%, 11/7/48 (c)		350	369
Perusahaan Listrik Negara PT, 6.15%, 5/21/48 (c)		260	262
Petroleos Mexicanos, 6.38%, 1/23/45		375	303
6.50%, 1/23/29		275	257
Republic of Poland Government Bond, 2.25%, 4/25/22	PLN	8,500	2,302
South Africa Government Bond, 8.00%, 1/31/30	ZAR	15,450	972
	Face Amount (000)	Value (000)
Ukraine Government International Bond, 7.75%, 9/1/26	$475	$406
9.75%, 11/1/28 (c)	400	376
		12,619
Total Fixed Income Securities (Cost $163,467)		160,703
	Shares
Short-Term Investments (8.7%)
Securities held as Collateral on Loaned Securities (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $1,130)	1,130,213	1,130
Investment Company (7.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $12,193)	12,192,597	12,193
	Face Amount (000)
U.S. Treasury Security (0.5%)
U.S. Treasury Bill 2.38%, 3/21/19 (d)(j)(k) (Cost $829)	$833	829
Total Short-Term Investments (Cost $14,152)		14,152
Total Investments (107.8%) (Cost $177,619) Including $2,472 of Securities Loaned (l)(m)		174,855
Liabilities in Excess of Other Assets (–7.8%)		(12,646)
Net Assets (100.0%)		$162,209

(a)  Security is subject to delayed delivery.

(b)  Floating or Variable rate securities: The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  All or a portion of this security was on loan at December 31, 2018.

(e)  Security has been deemed illiquid at December 31, 2018.

(f)  Non-income producing security; bond in default.

(g)  Issuer in bankruptcy.

(h)  Acquired through exchange offer.

(i)  At December 31, 2018, the Fund held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(j)  Rate shown is the yield to maturity at December 31, 2018.

(k)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(l)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

(m)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $178,217,000. The aggregate gross unrealized appreciation is approximately $2,362,000 and the aggregate gross unrealized depreciation is approximately $5,190,000, resulting in net unrealized depreciation of approximately $2,828,000.

@  Value is less than $500.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand
Banking Group	NZD	1,647		$1,107		3/28/19	$(1)
Bank of America NA	EUR	2,544		$2,925		3/28/19	(10)
Barclays Bank PLC		$18	EUR	16		3/28/19	— @
BNP Paribas SA	IDR	204,380		$14		3/28/19	(— @)
Citibank NA	AUD	483		$344		3/28/19	3
Citibank NA	PLN	6,882		$1,827		3/28/19	(15)
JPMorgan Chase Bank NA	BRL	2,324		$600		3/28/19	4
JPMorgan Chase Bank NA	NOK	27		$3		3/28/19	(— @)
JPMorgan Chase Bank NA		$7	SEK	66		3/28/19	— @
ROYAL BANK OF CANADA (UK)	GBP	1,274		$1,618		3/28/19	(13)
ROYAL BANK OF CANADA (UK)	ZAR	8,487		$574		3/28/19	(10)
UBS AG	AUD	1,414		$1,007		3/28/19	9
UBS AG	MXN	3		$—	@	3/28/19	(— @)
							$(33)

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2018:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
Australian 10 yr. Bond	12	Mar-19	1,200	$1,122	$12
German Euro BTP	7	Mar-19	700	1,025	5
U.S. Treasury 2 yr. Note	85	Mar-19	17,000	18,047	117
U.S. Treasury 30 yr. Bond	27	Mar-19	2,700	3,942	184
U.S. Treasury 5 yr. Note	12	Mar-19	1,200	1,376	10
U.S. Treasury Ultra Bond	63	Mar-19	6,300	10,121	448
Short:
U.S. Treasury 10 yr. Note	46	Mar-19	(4,600)	(5,613)	(135)
U.S. Treasury 10 yr. Ultra Long Bond	3	Mar-19	(300)	(390)	(3)
UK Long Gilt Bond	14	Mar-19	(1,400)	(2,198)	5
					$643

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at December 31, 2018:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC*	3 Month LIBOR	Receive	3.17%	Semi-Annual/Quarterly	5/18/28	$828	$(33)	$—	$(33)
Morgan Stanley & Co. LLC*	3 Month LIBOR	Receive	2.26	Semi-Annual/Quarterly	12/7/26	2,580	76	—	76
Morgan Stanley & Co. LLC*	3 Month LIBOR	Receive	2.48	Semi-Annual/Quarterly	12/21/26	2,602	35	—	35
Morgan Stanley & Co. LLC*	3 Month LIBOR	Receive	3.21	Semi-Annual/Quarterly	12/3/48	2,150	(153)	—	(153)
							$(75)	$—	$(75)

@  Value is less than $500.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

LIBOR  London Interbank Offered Rate.

AUD  — Australian Dollar

BRL  — Brazilian Real

EUR  — Euro

GBP  — British Pound

IDR  — Indonesian Rupiah

MXN  — Mexican Peso

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PLN  — Polish Zloty

SEK  — Swedish Krona

USD  — United States Dollar

ZAR  — South African Rand

Portfolio Composition**

Classification	Percentage of Total Investments
Industrials	19.1%
Agency Fixed Rate Mortgages	16.4
Finance	15.4
Mortgages — Other	13.4
Asset-Backed Securities	10.8
Other***	10.1
Short-Term Investments	7.5
Sovereign	7.3
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2018.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with a value of approximately $43,834,000 and net unrealized appreciation of approximately $643,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $33,000 and does not include open swap agreements with net unrealized depreciation of approximately $75,000.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $164,296)	$161,532
Investment in Security of Affiliated Issuer, at Value (Cost $13,323)	13,323
Total Investments in Securities, at Value (Cost $177,619)	174,855
Foreign Currency, at Value (Cost $9)	9
Cash	1
Receivable for Investments Sold	1,758
Interest Receivable	1,229
Receivable for Variation Margin on Futures Contracts	468
Receivable from Affiliate	24
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	16
Receivable for Fund Shares Sold	11
Tax Reclaim Receivable	7
Receivable from Securities Lending Income	1
Other Assets	11
Total Assets	178,390
Liabilities:
Payable for Investments Purchased	14,143
Collateral on Securities Loaned, at Value	1,130
Payable for Fund Shares Redeemed	521
Payable for Advisory Fees	115
Payable for Professional Fees	54
Payable for Servicing Fees	52
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	49
Payable for Variation Margin on Swap Agreements	30
Payable for Distribution Fees — Class II Shares	19
Payable for Custodian Fees	13
Payable for Administration Fees	11
Payable for Directors' Fees and Expenses	5
Payable for Transfer Agency Fees	3
Deferred Capital Gain Country Tax	1
Other Liabilities	35
Total Liabilities	16,181
NET ASSETS	$162,209
Net Assets Consist of:
Paid-in-Capital	$160,415
Total Distributable Earnings	1,794
Net Assets	$162,209
CLASS I:
Net Assets	$70,476
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,631,470 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.63
CLASS II:
Net Assets	$91,733
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,661,883 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.59
(1) Including:
Securities on Loan, at Value:	$2,472

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $8 of Foreign Taxes Withheld)	$6,500
Dividends from Security of Affiliated Issuer (Note H)	292
Income from Securities Loaned — Net	18
Total Investment Income	6,810
Expenses:
Advisory Fees (Note B)	672
Distribution Fees — Class II Shares (Note E)	261
Servicing Fees (Note D)	210
Professional Fees	156
Administration Fees (Note C)	143
Custodian Fees (Note G)	48
Pricing Fees	42
Shareholder Reporting Fees	41
Transfer Agency Fees (Note F)	11
Directors' Fees and Expenses	8
Other Expenses	25
Total Expenses	1,617
Waiver of Advisory Fees (Note B)	(101)
Rebate from Morgan Stanley Affiliate (Note H)	(28)
Net Expenses	1,488
Net Investment Income	5,322
Realized Gain (Loss):
Investments Sold	(871)
Foreign Currency Forward Exchange Contracts	1,354
Foreign Currency Translation	(79)
Futures Contracts	(1,378)
Swap Agreements	263
Net Realized Loss	(711)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $8)	(6,864)
Foreign Currency Forward Exchange Contracts	(29)
Foreign Currency Translation	(6)
Futures Contracts	522
Swap Agreements	80
Net Change in Unrealized Appreciation (Depreciation)	(6,297)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(7,008)
Net Decrease in Net Assets Resulting from Operations	$(1,686)

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,322	$5,540
Net Realized Gain (Loss)	(711)	1,333
Net Change in Unrealized Appreciation (Depreciation)	(6,297)	4,072
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,686)	10,945
Dividends and Distributions to Shareholders:
Class I	(1,924)	(2,535)*
Class II	(2,404)	(3,067)*
Total Dividends and Distributions to Shareholders	(4,328)	(5,602)
Capital Share Transactions:(1)
Class I:
Subscribed	8,660	6,683
Distributions Reinvested	1,924	2,535
Redeemed	(17,378)	(14,523)
Class II:
Subscribed	19,537	24,640
Distributions Reinvested	2,404	3,067
Redeemed	(38,261)	(22,893)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(23,114)	(491)
Total Increase (Decrease) in Net Assets	(29,128)	4,852
Net Assets:
Beginning of Period	191,337	186,485
End of Period	$162,209	$191,337 †
(1) Capital Share Transactions:
Class I:
Shares Subscribed	810	614
Shares Issued on Distributions Reinvested	182	236
Shares Redeemed	(1,626)	(1,337)
Net Decrease in Class I Shares Outstanding	(634)	(487)
Class II:
Shares Subscribed	1,830	2,276
Shares Issued on Distributions Reinvested	228	286
Shares Redeemed	(3,597)	(2,114)
Net Increase (Decrease) in Class II Shares Outstanding	(1,539)	448

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income	$(2,535)
Class II:
Net Investment Income	$(3,067)

†  Accumulated Undistributed Net Investment Income for the year ended December 31, 2017 was $3,856.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$10.98		$10.67		$10.25		$10.68		$10.21
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.34		0.34		0.33		0.20		0.30
Net Realized and Unrealized Gain (Loss)	(0.41)		0.32		0.30		(0.27)		0.49
Total from Investment Operations	(0.07)		0.66		0.63		(0.07)		0.79
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.35)		(0.21)		(0.36)		(0.32)
Net Asset Value, End of Period	$10.63		$10.98		$10.67		$10.25		$10.68
Total Return(3)	(0.65)%		6.24%		6.11	%(4)	(0.65)%		7.85%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$70,476		$79,752		$82,746		$88,018		$100,671
Ratio of Expenses to Average Net Assets(6)	0.68	%(5)	0.68	%(5)	0.61	%(5)	0.69	%(5)	0.65	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		0.61	%(5)	N/A		0.68	%(5)
Ratio of Net Investment Income to Average Net Assets(6)	3.12	%(5)	3.10	%(5)	3.06	%(5)	1.89	%(5)	2.83	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.02%		0.01%		0.02%
Portfolio Turnover Rate	220%		277%		376%		400%		320%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.76%		0.76%		0.72%		0.76%		0.80%
Net Investment Income to Average Net Assets	3.04%		3.02%		2.95%		1.82%		2.68%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.07% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.07% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  Performance was positively impacted by approximately 1.77% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 4.34%.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Financial Highlights

Core Plus Fixed Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$10.94		$10.64		$10.22		$10.65		$10.19
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.31		0.31		0.30		0.17		0.27
Net Realized and Unrealized Gain (Loss)	(0.41)		0.31		0.30		(0.26)		0.49
Total from Investment Operations	(0.10)		0.62		0.60		(0.09)		0.76
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.32)		(0.18)		(0.34)		(0.30)
Net Asset Value, End of Period	$10.59		$10.94		$10.64		$10.22		$10.65
Total Return(3)	(0.91)%		5.89%		5.86	%(4)	(0.83)%		7.57%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$91,733		$111,585		$103,739		$104,736		$104,837
Ratio of Expenses to Average Net Assets(6)	0.93	%(5)	0.93	%(5)	0.86	%(5)	0.94	%(5)	0.90	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		0.86	%(5)	N/A		0.93	%(5)
Ratio of Net Investment Income to Average Net Assets(6)	2.87	%(5)	2.85	%(5)	2.81	%(5)	1.64	%(5)	2.58	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.02%		0.01%		0.02%
Portfolio Turnover Rate	220%		277%		376%		400%		320%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.01%		1.01%		0.97%		1.04%		1.15%
Net Investment Income to Average Net Assets	2.79%		2.77%		2.70%		1.54%		2.33%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets would have been 0.07% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.07% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  Performance was positively impacted by approximately 1.77% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class II shares would have been approximately 4.09%.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$484	$—		$484
Agency Fixed Rate Mortgages	—	28,546	—		28,546
Asset-Backed Securities	—	18,738	—		18,738
Collateralized Mortgage Obligations - Agency Collateral Series	—	1,846	—		1,846
Commercial Mortgage-Backed Securities	—	7,482	—		7,482
Corporate Bonds	—	65,865	—	†	65,865
Mortgages - Other	—	23,331	—		23,331
Municipal Bonds	—	1,792	—		1,792
Sovereign	—	12,619	—		12,619
Total Fixed Income Securities	—	160,703	—	†	160,703	†
Short-Term Investments
Investment Company	13,323	—	—		13,323
U.S. Treasury Security	—	829	—		829
Total Short-Term Investments	13,323	829	—		14,152
Foreign Currency Forward Exchange Contracts	—	16	—		16
Futures Contracts	781	—	—		781
Interest Rate Swap Agreements	—	111	—		111
Total Assets	14,104	161,659	—	†	175,763	†

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(49)	$—		$(49)
Futures Contracts	(138)	—	—		(138)
Interest Rate Swap Agreements	—	(186)	—		(186)
Total Liabilities	(138)	(235)	—		(373)
Total	$13,966	$161,424	$—	†	$175,390 †

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bond (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$—

†  Includes one security which is valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.
The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$16
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	781	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	111	(a)
Total			$908
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(49)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(138	)(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(186	)(a)
Total			$(373)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$1,354
Interest Rate Risk	Futures Contracts	(1,378)
Credit Risk	Swap Agreements	(144)
Interest Rate Risk	Swap Agreements	407
Total		$239
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(29)
Interest Rate Risk	Futures Contracts	522
Credit Risk	Swap Agreements	201
Interest Rate Risk	Swap Agreements	(121)
Total		$573

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$16	$(49)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Received (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$—	@	$—		$—	$—	@
Citibank NA	3		(3)		—	0
JPMorgan Chase Bank NA	4		(—	@)	—	4
UBS AG	9		(—	@)	—	9
Total	$16		$(3)		$—	$13
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Pledged (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$1		$—		$—	$1
Bank of America NA	10		—		—	10
BNP Paribas SA	—	@	—		—	—	@
Citibank NA	15		(3)		—	12
JPMorgan Chase Bank NA	—	@	(—	@)	—	0
Royal Bank of Canada	23		—		—	23
UBS AG	—	@	(—	@)	—	0
Total	$49		$(3)		$—	$46

@  Amount is less than $500.

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$26,856,000
Futures Contracts:
Average monthly notional value	$56,880,000
Swap Agreements:
Average monthly notional amount	$8,957,000

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$2,472	(d)	$—	$(2,472	)(e)(f)	$0

(d)  Represents market value of loaned securities at year end.

(e)  The Fund received cash collateral of approximately $1,130,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $1,390,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2018:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$1,130	$—	$—	$—	$1,130
Total Borrowings	$1,130	$—	$—	$—	$1,130
Gross amount of recognized liabilities for securities lending transactions					$1,130

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.30%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.30% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares and 0.95% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $101,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

long-term U.S. Government securities and short-term investments, were approximately $62,428,000 and $78,982,000, respectively. For the year ended December 31, 2018, purchases and sales of long-term U.S. Government securities were approximately $323,268,000 and $333,091,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $28,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$19,488	$67,461	$73,626	$292
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$13,323

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$4,328	$—	$5,602	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(2)	$2

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6,571	$—

At December 31, 2018, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $1,045,000 and $217,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 63.1%.

L. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Core Plus Fixed Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Core Plus Fixed Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 20, 2019

30

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

31

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

32

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCPFIANN
2397854 EXP. 02.29.20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Emerging Markets Debt Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	24
Director and Officer Information	25

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example (unaudited)

Emerging Markets Debt Portfolio

As a shareholder of the Emerging Markets Debt Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Debt Portfolio Class I	$1,000.00	$997.20	$1,019.51	$5.69	$5.75	1.13%
Emerging Markets Debt Portfolio Class II	1,000.00	995.30	1,019.26	5.93	6.01	1.18

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Fund seeks high total return by investing primarily in fixed income securities of government and government related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –6.94%, net of fees, and –7.04%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed against the Fund's benchmark, the J.P. Morgan Emerging Markets Bond Global Index (the "Index"), which returned –4.61%.

Factors Affecting Performance

•  Emerging market (EM) fixed income assets experienced a challenging year of performance following two consecutive years of high-single to double-digit returns. After a strong economic start, the year ended with waning optimism for global growth, which was punctuated by a sell-off in equity markets. Market sentiment soured on a combination of global trade disputes and political tensions between the U.S. and a number of countries including the China, the European Union, North Korea, Russia, Iran, Mexico and Turkey. The resulting market action was exacerbated by a stronger U.S. dollar and tighter global liquidity (the raising of policy rates and reduction of Federal Reserve balance sheet assets). This forced the market to focus on countries with external vulnerabilities, specifically those with twin deficits (current account and fiscal), including Turkey, Argentina and South Africa. In addition to the change in market sentiment, many of the underperforming countries were also facing their own idiosyncratic issues, leaving them vulnerable to shifts in risk appetite.

•  EM external sovereign and quasi-sovereign debt returned –4.61% in the year, as measured by the Index. Bonds from high-yielding, lower-rated countries underperformed lower-yielding, higher-rated countries on a relative basis. Bonds from Belize, Latvia, Azerbaijan, Serbia and Mongolia outperformed the broader market. Conversely, bonds from Zambia, Argentina, Nigeria, Senegal and Ecuador lagged the broader market as energy prices fell in the period.

•  For the year, security selection was beneficial to relative performance, especially in Turkey and Kazakhstan. Underweight positions in Turkey, Oman, Lebanon and Zambia also contributed to relative performance. Security selection in Venezuela detracted from relative performance, as did overweight positions in Argentina, Ukraine, Ghana and Mexico. Currency positions in Argentina, South Africa and Russia also detracted from relative performance. The use of currency derivatives had a marginally negative impact on performance.

Management Strategies

•  After a challenging year for EM fixed income, we hold a constructive outlook for 2019, driven by attractive valuations, a potentially benign global backdrop of moderate growth/subdued inflation and a Federal Reserve that is likely approaching the end of its tightening cycle. We believe these factors and growing twin deficits in the U.S. limit the scope for material U.S. dollar appreciation, which would be beneficial to EM borrowers. Our historical analysis indicates that EM fixed income tends to outperform when EM economies are closing negative output gaps and converging toward potential growth, as they are currently doing. Further support for local currency strategies should come from already adequately tight monetary policy in key EM economies and steep yield curves providing investors with excess term premium. Furthermore, overall EM foreign currency cheapness should enhance local currency returns from income/interest rates, particularly if our expectation of a declining dollar and hawkish EM central banks were to materialize. Among credit, the hard currency J.P. Morgan Emerging Markets Bond Global Index screens as cheap versus both its historical average and traditionally comparable asset classes such as U.S. high yield, while our sovereign spread model suggests that there could be attractive spread compression potential from a fundamental perspective. Similar attractive opportunities can be found in EM corporates, where absolute and relative spreads have sharply underperformed other credit markets such as U.S. and European high yield in 2018, despite generally improving fundamentals that are reflected in a similarly (low) default profile.

•  Despite our overall constructive tone for EM debt in 2019, we acknowledge several risks that could undermine our thesis. The main risk concerns a worsening of U.S.-China trade relations. Though the recent truce reached at the G-20 meeting on December 1, 2018 is a step in the right direction, a final settlement of the ongoing disputes seems elusive in our view, as U.S. grievances involve issues that are critical to China's development model and on which Chinese authorities may be reluctant to compromise. We note, though, that a tariffs/counter-tariffs regime may also generate shifts in trade flows and relocation of supply

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

chains to other countries, which could benefit several economies in EM. Moreover, the absence of synchronized global growth or loose global monetary policy implies that opportunities in EM will demand a discriminating approach to country/asset selection, especially with trade tensions and geopolitical risks on the rise. EM-specific drivers that are worth monitoring include policy signals from incoming administrations in systemically important EM countries such as Mexico and Brazil. Regarding the former, Mexican President Andres Manuel Lopez Obrador's recent decisions to scrap the Mexico City airport and to consult the population on certain initiatives via legally questionable referenda bode poorly for policy predictability going forward. On the other hand, statements from the incoming Brazilian President Bolsonaro are more constructive, as he unveils a market-friendly economic agenda prioritizing fiscal consolidation, and particularly a swift pension reform. Finally, elections will be held in several EM economies in 2019 that, if resolved positively, could provide further impetus to reformist agendas. In particular, we highlight important electoral contests in Indonesia, Ukraine, India, South Africa and Argentina.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Index(1)

	Period Ended December 31, 2018
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	–6.94%	2.81%	6.58%	6.33%
J.P. Morgan Emerging Markets Bond Global Index	–4.61	4.18	7.79	7.74
Fund – Class II(4)	–7.04	2.75	6.52	7.03
J.P. Morgan Emerging Markets Bond Global Index	–4.61	4.18	7.79	8.02

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on June 16, 1997.

(4)  Commenced offering on December 19, 2002.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (96.6%)
Angola (1.0%)
Sovereign (1.0%)
Angolan Government International Bond, 9.38%, 5/8/48 (a)		$2,060	$1,934
Argentina (6.3%)
Corporate Bonds (3.7%)
Province of Santa Fe, 6.90%, 11/1/27 (a)		1,210	898
Provincia de Buenos Aires, BADLAR + 3.83%, 52.52%, 5/31/22 (b)	ARS	19,454	478
53.68%, 4/12/25 (a)(b)		22,350	513
Provincia de Cordoba, 7.45%, 9/1/24 (a)		$1,100	902
Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (a)		2,220	1,593
Provincia de Mendoza Argentina, BADLAR + 4.38%, 52.84%, 6/9/21 (b)	ARS	17,180	407
Provincia de Rio Negro, 7.75%, 12/7/25 (a)		$600	425
Provincia del Chaco Argentina, 9.38%, 8/18/24 (a)		2,370	1,695
			6,911
Sovereign (2.6%)
Argentine Republic Government International Bond, 6.88%, 1/26/27 - 1/11/48		2,760	1,983
7.13%, 7/6/36 - 12/31/99		1,720	1,238
7.50%, 4/22/26		580	466
Republic of Argentina, 2.50%, 12/31/38 (c)		1,850	1,021
			4,708
			11,619
Belarus (0.5%)
Sovereign (0.5%)
Republic of Belarus International Bond, 6.20%, 2/28/30 (a)		920	848
Brazil (4.1%)
Corporate Bonds (1.9%)
Embraer Netherlands Finance BV, 5.40%, 2/1/27		140	145
Minerva Luxembourg SA, 5.88%, 1/19/28 (a)		1,430	1,249
Petrobras Global Finance BV, 6.00%, 1/27/28		1,000	944
Rumo Luxembourg Sarl, 5.88%, 1/18/25		690	662
7.38%, 2/9/24		420	439
			3,439
	Face Amount (000)	Value (000)
Sovereign (2.2%)
Brazilian Government International Bond, 5.00%, 1/27/45	$2,829	$2,480
6.00%, 4/7/26	1,600	1,711
		4,191
		7,630
Chile (1.4%)
Corporate Bonds (1.0%)
Colbun SA, 4.50%, 7/10/24 (a)	1,030	1,022
Geopark Ltd., 6.50%, 9/21/24 (a)	890	826
		1,848
Sovereign (0.4%)
Empresa Nacional del Petroleo, 4.75%, 12/6/21	761	768
		2,616
China (4.8%)
Corporate Bond (0.5%)
Fufeng Group Ltd., 5.88%, 8/28/21	950	957
Sovereign (4.3%)
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23	4,970	5,088
Three Gorges Finance I Cayman Islands Ltd., 2.30%, 6/2/21 (a)	2,090	2,038
3.70%, 6/10/25 (a)	838	828
		7,954
		8,911
Colombia (2.0%)
Sovereign (2.0%)
Colombia Government International Bond, 4.38%, 7/12/21	530	539
5.00%, 6/15/45	1,950	1,861
11.75%, 2/25/20	1,250	1,376
		3,776
Costa Rica (1.1%)
Sovereign (1.1%)
Costa Rica Government International Bond, 7.16%, 3/12/45	2,360	2,044
Dominican Republic (1.5%)
Sovereign (1.5%)
Dominican Republic International Bond, 6.00%, 7/19/28 (a)	570	571
6.88%, 1/29/26 (a)	1,300	1,367
7.45%, 4/30/44 (a)	739	770
		2,708

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Ecuador (2.6%)
Sovereign (2.6%)
Ecuador Government International Bond, 8.75%, 6/2/23 (a)		$1,210	$1,134
8.88%, 10/23/27 (a)		1,100	950
8.88%, 10/23/27		1,960	1,693
10.75%, 3/28/22 (a)		1,050	1,065
			4,842
Egypt (2.5%)
Sovereign (2.5%)
Egypt Government International Bond, 4.75%, 4/16/26	EUR	510	531
5.88%, 6/11/25		$1,000	913
6.13%, 1/31/22 (a)		1,310	1,288
7.50%, 1/31/27 (a)		890	851
7.90%, 2/21/48 (a)		1,290	1,115
			4,698
El Salvador (0.8%)
Sovereign (0.8%)
El Salvador Government International Bond, 6.38%, 1/18/27		721	663
8.63%, 2/28/29 (a)		760	797
			1,460
Gabon (0.3%)
Sovereign (0.3%)
Republic of Gabon, 6.95%, 6/16/25 (a)		610	549
Ghana (1.7%)
Sovereign (1.7%)
Ghana Government International Bond, 8.63%, 6/16/49 (a)		1,460	1,278
10.75%, 10/14/30		1,700	1,927
			3,205
Guatemala (1.3%)
Sovereign (1.3%)
Guatemala Government Bond, 4.50%, 5/3/26 (a)		590	555
4.88%, 2/13/28		2,000	1,904
			2,459
Honduras (0.2%)
Sovereign (0.2%)
Honduras Government International Bond, 8.75%, 12/16/20		400	426
Hungary (1.7%)
Sovereign (1.7%)
Hungary Government International Bond, 7.63%, 3/29/41 (d)		2,290	3,218
India (0.4%)
Sovereign (0.4%)
Export-Import Bank of India, 3.38%, 8/5/26 (a)		790	724
	Face Amount (000)	Value (000)
Indonesia (10.6%)
Sovereign (10.6%)
Indonesia Government International Bond, 4.13%, 1/15/25	$2,950	$2,910
4.75%, 1/8/26	500	508
4.75%, 1/8/26 (a)	830	843
4.75%, 7/18/47 (a)(d)	810	763
5.13%, 1/15/45 (a)	200	198
5.35%, 2/11/49	950	981
5.88%, 1/15/24 (a)	460	491
5.88%, 1/15/24	4,250	4,538
5.95%, 1/8/46 (a)	330	362
7.75%, 1/17/38	2,475	3,188
Pertamina Persero PT, 4.88%, 5/3/22	500	507
6.45%, 5/30/44 (a)	1,870	1,959
6.50%, 11/7/48 (a)	1,000	1,055
Perusahaan Listrik Negara PT, 6.15%, 5/21/48 (a)	1,300	1,310
		19,613
Iraq (0.5%)
Sovereign (0.5%)
Iraq International Bond, 6.75%, 3/9/23 (a)	890	850
Jamaica (0.9%)
Corporate Bond (0.3%)
Digicel Ltd., 6.00%, 4/15/21	540	487
Sovereign (0.6%)
Jamaica Government International Bond, 8.00%, 3/15/39	1,010	1,162
		1,649
Jordan (0.4%)
Sovereign (0.4%)
Jordan Government International Bond, 7.38%, 10/10/47 (a)	780	694
Kazakhstan (3.2%)
Sovereign (3.2%)
KazAgro National Management Holding JSC, 4.63%, 5/24/23 (a)	1,420	1,362
Kazakhstan Government International Bond, 5.13%, 7/21/25 (a)(d)	1,000	1,060
KazMunayGas National Co., JSC, 6.38%, 10/24/48 (a)	3,420	3,452
		5,874
Kenya (0.3%)
Sovereign (0.3%)
Kenya Government International Bond, 8.25%, 2/28/48 (a)	570	487
Luxembourg (0.2%)
Corporate Bond (0.2%)
Millicom International Cellular SA, 6.63%, 10/15/26 (a)	390	395

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Mexico (12.9%)
Corporate Bond (0.6%)
Mexichem SAB de CV, 5.50%, 1/15/48 (a)	$1,240	$1,070
Sovereign (12.3%)
Banco Nacional de Comercio Exterior SNC, 3.80%, 8/11/26 (a)	2,230	2,135
Mexico Government International Bond, 3.75%, 1/11/28	1,490	1,397
4.15%, 3/28/27	1,398	1,354
4.35%, 1/15/47	1,100	947
4.60%, 1/23/46	2,530	2,250
6.05%, 1/11/40	1,482	1,572
Petroleos Mexicanos, 4.88%, 1/24/22	1,730	1,689
5.63%, 1/23/46	1,200	914
6.38%, 1/23/45	3,463	2,801
6.50%, 3/13/27 - 6/2/41	4,990	4,438
6.63%, 6/15/38	1,176	1,011
6.75%, 9/21/47	990	821
8.63%, 12/1/23	1,350	1,443
		22,772
		23,842
Mongolia (0.4%)
Sovereign (0.4%)
Development Bank of Mongolia LLC, 7.25%, 10/23/23 (a)	700	688
Nigeria (1.3%)
Sovereign (1.3%)
Nigeria Government International Bond, 6.38%, 7/12/23	670	645
6.50%, 11/28/27 (a)	920	816
7.14%, 2/23/30 (a)	660	586
9.25%, 1/21/49 (a)	400	389
		2,436
Panama (1.9%)
Sovereign (1.9%)
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (a)	1,600	1,634
Panama Government International Bond, 4.00%, 9/22/24	294	297
8.88%, 9/30/27	1,123	1,494
		3,425
Paraguay (1.4%)
Sovereign (1.4%)
Paraguay Government International Bond, 4.63%, 1/25/23 (a)	320	322
4.70%, 3/27/27 (a)	1,160	1,151
6.10%, 8/11/44 (a)	1,060	1,099
		2,572
	Face Amount (000)	Value (000)
Peru (2.5%)
Corporate Bond (0.2%)
Union Andina de Cementos SAA, 5.88%, 10/30/21 (a)(d)	$340	$347
Sovereign (2.3%)
Corporación Financiera de Desarrollo SA, 5.25%, 7/15/29 (a)(d)	1,298	1,299
Peruvian Government International Bond, 6.55%, 3/14/37	1,150	1,458
Petroleos del Peru SA, 4.75%, 6/19/32 (a)	1,490	1,434
		4,191
		4,538
Philippines (2.8%)
Sovereign (2.8%)
Philippine Government International Bond, 3.95%, 1/20/40	1,396	1,371
8.38%, 6/17/19 (d)	146	150
9.50%, 2/2/30	2,481	3,658
		5,179
Poland (1.3%)
Sovereign (1.3%)
Republic of Poland Government International Bond, 3.00%, 3/17/23	1,540	1,522
4.00%, 1/22/24	650	667
5.00%, 3/23/22	250	263
		2,452
Russia (4.6%)
Sovereign (4.6%)
Russian Foreign Bond — Eurobond, 4.50%, 4/4/22	6,600	6,691
5.63%, 4/4/42	1,800	1,844
		8,535
Senegal (0.4%)
Sovereign (0.4%)
Senegal Government International Bond, 6.25%, 5/23/33 (a)(d)	920	795
South Africa (4.1%)
Corporate Bonds (0.4%)
SASOL Financing USA LLC, 5.88%, 3/27/24	350	350
6.50%, 9/27/28	450	451
		801
Sovereign (3.7%)
Eskom Holdings SOC Ltd., 6.75%, 8/6/23	560	512
7.13%, 2/11/25	3,210	2,938
8.45%, 8/10/28 (a)	850	803
South Africa Government International Bond, 5.88%, 9/16/25	2,570	2,608
		6,861
		7,662

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Sri Lanka (1.2%)
Sovereign (1.2%)
Sri Lanka Government International Bond, 6.75%, 4/18/28	$2,400	$2,192
Turkey (5.7%)
Sovereign (5.7%)
Export Credit Bank of Turkey, 5.88%, 4/24/19 (a)	1,960	1,959
Turkey Government International Bond, 3.25%, 3/23/23	340	306
4.88%, 4/16/43	1,600	1,193
5.63%, 3/30/21	4,342	4,356
6.88%, 3/17/36	1,200	1,129
7.25%, 12/23/23	1,480	1,524
		10,467
Ukraine (4.1%)
Sovereign (4.1%)
Ukraine Government International Bond, 7.38%, 9/25/32 (a)	1,810	1,443
7.75%, 9/1/23 - 9/1/26	6,190	5,470
9.75%, 11/1/28 (a)	690	648
		7,561
Uruguay (0.4%)
Sovereign (0.4%)
Uruguay Government International Bond, 5.10%, 6/18/50	760	749
Venezuela (1.3%)
Sovereign (1.3%)
Petroleos de Venezuela SA, 6.00%, 11/15/26 (e)(f)	15,740	2,381
Total Fixed Income Securities (Cost $194,717)		178,703
	No. of Warrants
Warrants (0.0%)
Nigeria (0.0%)
Central Bank of Nigeria Bond, expires 11/15/20 (g)	750	40
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, 0.00%, expires 4/15/20 (g)	3,750	10
Total Warrants (Cost $—)		50
	Shares
Short-Term Investments (2.6%)
Securities held as Collateral on Loaned Securities (0.6%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	953,091	953
	Face Amount (000)	Value (000)
Repurchase Agreements (0.1%)
Barclays Capital, Inc., (2.90%, dated 12/31/18, due 1/2/19; proceeds $72; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/24; valued at $73)	$72	$72
HSBC Securities USA, Inc., (2.95%, dated 12/31/18, due 1/2/19; proceeds $146; fully collateralized by U.S. Government obligations; 0.00% - 2.75% due 1/31/19 - 2/15/42; valued at $149)	146	146
		218
Total Securities held as Collateral on Loaned Securities (Cost $1,171)		1,171
	Shares
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $3,736)	3,735,887	3,736
Total Short-Term Investments (Cost $4,907)		4,907
Total Investments (99.2%) (Cost $199,624) Including $4,098 of Securities Loaned (h)(i)		183,660
Other Assets in Excess of Liabilities (0.8%)		1,424
Net Assets (100.0%)		$185,084

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Floating or Variable rate securities: The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2018. Maturity date disclosed is the ultimate maturity date.

(d)  All or a portion of this security was on loan at December 31, 2018.

(e)  Issuer in bankruptcy.

(f)  Non-income producing security; bond in default.

(g)  Security has been deemed illiquid at December 31, 2018.

(h)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

(i)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $200,625,000. The aggregate gross unrealized appreciation is approximately $2,893,000 and the aggregate gross unrealized depreciation is approximately $19,883,000, resulting in net unrealized depreciation of approximately $16,990,000.

BADLAR  Buenos Aires Deposits of Large Amount Rate.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

Foreign Currency Forward Exchange Contract:

The Fund had the following foreign currency forward exchange contract open at December 31, 2018:

Counterparty	Contracts to Deliver (000)	In Exchange For (000)		Delivery Date	Unrealized Depreciation (000)
JPMorgan Chase Bank NA	$976	CLP	660,000	1/17/19	$(25)

ARS  — Argentine Peso

CLP  — Chilean Peso

EUR  — Euro

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	88.0%
Corporate Bonds	8.9
Other**	3.1
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2018.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized depreciation of approximately $25,000.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $194,935)	$178,971
Investment in Security of Affiliated Issuer, at Value (Cost $4,689)	4,689
Total Investments in Securities, at Value (Cost $199,624)	183,660
Cash from Securities Lending	7
Interest Receivable	3,371
Due from Broker	40
Receivable from Affiliate	8
Receivable for Fund Shares Sold	4
Receivable from Securities Lending Income	2
Other Assets	13
Total Assets	187,105
Liabilities:
Collateral on Securities Loaned, at Value	1,178
Payable for Advisory Fees	353
Payable for Fund Shares Redeemed	269
Payable for Professional Fees	70
Payable for Servicing Fees	54
Unrealized Depreciation on Foreign Currency Forward Exchange Contract	25
Deferred Capital Gain Country Tax	22
Payable for Administration Fees	13
Payable for Custodian Fees	6
Payable for Transfer Agency Fees	3
Payable for Directors' Fees and Expenses	2
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	25
Total Liabilities	2,021
NET ASSETS	$185,084
Net Assets Consist of:
Paid-in-Capital	$213,487
Total Accumulated Loss	(28,403)
Net Assets	$185,084
CLASS I:
Net Assets	$165,582
Net Asset Value, Offering and Redemption Price Per Share Applicable to 23,364,128 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.09
CLASS II:
Net Assets	$19,502
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,773,270 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.03
(1) Including:
Securities on Loan, at Value:	$4,098

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Emerging Markets Debt Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$12,498
Dividends from Security of Affiliated Issuer (Note H)	74
Income from Securities Loaned — Net	37
Dividends from Securities of Unaffiliated Issuers	23
Total Investment Income	12,632
Expenses:
Advisory Fees (Note B)	1,592
Servicing Fees (Note D)	354
Administration Fees (Note C)	170
Professional Fees	138
Distribution Fees — Class II Shares (Note E)	52
Shareholder Reporting Fees	31
Custodian Fees (Note G)	26
Pricing Fees	11
Transfer Agency Fees (Note F)	10
Directors' Fees and Expenses	9
Other Expenses	22
Expenses Before Non Operating Expenses	2,415
Bank Overdraft Expense	3
Total Expenses	2,418
Waiver of Distribution Fees — Class II Shares (Note E)	(41)
Rebate from Morgan Stanley Affiliate (Note H)	(8)
Net Expenses	2,369
Net Investment Income	10,263
Realized Gain (Loss):
Investments Sold (Net of $6 of Capital Gain Country Tax)	(1,160)
Foreign Currency Forward Exchange Contracts	(213)
Foreign Currency Translation	(99)
Futures Contracts	— @
Net Realized Loss	(1,472)
Change in Unrealized Appreciation (Depreciation):
Investments (Net Increase in Deferred Capital Gain Country Tax of $16)	(25,216)
Foreign Currency Forward Exchange Contracts	144
Foreign Currency Translation	7
Net Change in Unrealized Appreciation (Depreciation)	(25,065)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(26,537)
Net Decrease in Net Assets Resulting from Operations	$(16,274)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10,263	$12,333
Net Realized Loss	(1,472)	(2,891)
Net Change in Unrealized Appreciation (Depreciation)	(25,065)	12,101
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,274)	21,543
Dividends and Distributions to Shareholders:
Class I	(11,050)	(11,836)*
Class II	(1,174)	(1,115)*
Total Dividends and Distributions to Shareholders	(12,224)	(12,951)
Capital Share Transactions:(1)
Class I:
Subscribed	19,649	24,150
Distributions Reinvested	11,050	11,836
Redeemed	(59,311)	(24,268)
Class II:
Subscribed	3,233	4,550
Distributions Reinvested	1,174	1,115
Redeemed	(4,351)	(3,953)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(28,556)	13,430
Total Increase (Decrease) in Net Assets	(57,054)	22,022
Net Assets:
Beginning of Period	242,138	220,116
End of Period	$185,084	$242,138 †
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,590	2,994
Shares Issued on Distributions Reinvested	1,541	1,520
Shares Redeemed	(7,982)	(3,023)
Net Increase (Decrease) in Class I Shares Outstanding	(3,851)	1,491
Class II:
Shares Subscribed	436	568
Shares Issued on Distributions Reinvested	165	144
Shares Redeemed	(587)	(493)
Net Increase in Class II Shares Outstanding	14	219

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income	$(11,836)
Class II:
Net Investment Income	$(1,115)

†  Accumulated Undistributed Net Investment Income for the year ended December 31, 2017 was $12,051.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$8.08		$7.79		$7.45		$7.95		$8.22
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.36		0.42		0.45		0.41		0.39
Net Realized and Unrealized Gain (Loss)	(0.92)		0.32		0.34		(0.48)		(0.13)
Total from Investment Operations	(0.56)		0.74		0.79		(0.07)		0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.43)		(0.45)		(0.45)		(0.43)		(0.47)
Net Realized Gain	—		—		—		—		(0.06)
Total Distributions	(0.43)		(0.45)		(0.45)		(0.43)		(0.53)
Net Asset Value, End of Period	$7.09		$8.08		$7.79		$7.45		$7.95
Total Return(3)	(6.94)%		9.71%		10.55%		(1.12)%		2.93%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$165,582		$219,994		$200,455		$209,794		$243,906
Ratio of Expenses to Average Net Assets(6)	1.11	%(4)	1.10	%(4)	1.05	%(4)	1.09	%(4)	1.08	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.11	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(6)	4.83	%(4)	5.22	%(4)	5.72	%(4)	5.24	%(4)	4.69	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	32%		46%		53%		37%		81%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.08%		N/A		N/A
Net Investment Income to Average Net Assets	N/A		N/A		5.69%		N/A		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.03% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.03% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$8.02		$7.74		$7.40		$7.90		$8.17
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.36		0.41		0.44		0.40		0.39
Net Realized and Unrealized Gain (Loss)	(0.92)		0.32		0.34		(0.48)		(0.13)
Total from Investment Operations	(0.56)		0.73		0.78		(0.08)		0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.43)		(0.45)		(0.44)		(0.42)		(0.47)
Net Realized Gain	—		—		—		—		(0.06)
Total Distributions	(0.43)		(0.45)		(0.44)		(0.42)		(0.53)
Net Asset Value, End of Period	$7.03		$8.02		$7.74		$7.40		$7.90
Total Return(3)	(7.04)%		9.58%		10.58%		(1.17)%		2.89%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,502		$22,144		$19,661		$18,270		$19,506
Ratio of Expenses to Average Net Assets(6)	1.16	%(4)	1.15	%(4)	1.10	%(4)	1.14	%(4)	1.13	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.16	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(6)	4.78	%(4)	5.17	%(4)	5.67	%(4)	5.19	%(4)	4.64	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	32%		46%		53%		37%		81%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.36%		1.36%		1.33%		1.37%		1.43%
Net Investment Income to Average Net Assets	4.58%		4.96%		5.44%		4.96%		4.34%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets would have been 0.03% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.03% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Fund seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (3) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (4) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$16,255	$—	$16,255
Sovereign	—	162,448	—	162,448
Total Fixed Income Securities	—	178,703	—	178,703
Warrants	—	50	—	50
Short-Term Investments
Investment Company	4,689	—	—	4,689
Repurchase Agreements	—	218	—	218
Total Short-Term Investments	4,689	218	—	4,907
Total Assets	4,689	178,971	—	183,660
Liabilities:
Foreign Currency Forward Exchange Contract	—	(25)	—	(25)
Total	$4,689	$178,946	$—	$183,635

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

6  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$(25)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(213)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$144

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contract	$—	$(25)

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$(25)	$—	$—	$(25)

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$1,900,000

7.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$4,098	(b)	$—	$(4,098	)(c)(d)	$0

(b)  Represents market value of loaned securities at year end.

(c)  The Fund received cash collateral of approximately $1,178,000, of which approximately $1,171,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2018, there was uninvested cash of approximately $7,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $3,002,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2018:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Sovereign	$1,178	$—	$—	$—	$1,178
Total Borrowings	$1,178	$—	$—	$—	$1,178
Gross amount of recognized liabilities for securities lending transactions					$1,178

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

For the year ended December 31, 2018, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I shares and 1.35% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2018.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is inappropriate. For the year ended December 31, 2018, this waiver amounted to approximately $41,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $65,595,000 and $87,729,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $8,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$16,562	$67,416	$79,289	$74
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$4,689

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$12,224	$—	$12,951	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2018.

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$10,320	$—

At December 31, 2018, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $2,114,000 and $18,551,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

K. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 60.1%.

L. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Emerging Markets Debt Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Debt Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 20, 2019

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMDANN
2398136 EXP. 02.29.20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Emerging Markets Equity Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
Director and Officer Information	25

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example (unaudited)

Emerging Markets Equity Portfolio

As a shareholder of the Emerging Markets Equity Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Equity Portfolio Class I	$1,000.00	$911.70	$1,019.06	$5.88	$6.21	1.22%
Emerging Markets Equity Portfolio Class II	1,000.00	911.40	1,018.80	6.12	6.46	1.27

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –17.47%, net of fees, and –17.51%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed against the Fund's benchmark, the MSCI Emerging Markets Index (the "Index"), which returned –14.57%.

Factors Affecting Performance

•  Developed market equities outperformed emerging market (EM) equities in 2018 with the Index returning –14.57% versus the MSCI World Index return of –8.71%. We think the U.S. economy is late cycle compared to the other large economies in the advanced world (euro area, Japan) and emerging markets are early in their economic revival cycle. Valuations in the MSCI All Country World Index ex U.S. are much more attractive than they are in the U.S., where they are nearing all-time highs only surpassed by the 2001 tech bubble. Just as the 1980s belonged to Japan and the 2000s to emerging nations, the last decade belonged to America. But economies that are hot in one decade rarely stay hot in the next. Most booms eventually create excesses that sow the seeds of their own destruction, and the excesses that could end the American decade may be coming into view. The stock market is now 50% larger than the American economy, a scale it has reached only twice in the past century, during the manias of the 1920s and late 1990s.(i)

•  Over the past few years, investors became so focused on the tech-heavy Asian markets, they appeared to ignore the fundamentals of economic growth. Beginning with the launch of the Index in 1988, the best returns had come in the fastest growing economies, but after 2016 economies with the highest growth rates underperformed the Index, and those with the lowest growth rates outperformed. Many of the outperformers were tech-heavy. As investors sell out of tech, they are rediscovering some overlooked markets of Eastern Europe and Latin America. Those markets had been battered in part by the strong dollar, which historically sucks money out of EM, but may not last this time. Since the early 1980s, the dollar has rarely traded more than 15% above or below its long-term range, and it is now at the high end of that range.(i) Dollar bear markets have tended to last around seven years. Our view is that the dollar's rise in 2018 is a temporary rally within the downtrend that began in early 2016 and could prove long-lasting.

•  The upshot is that many emerging markets look like compelling long-term buys. Many of the beaten down countries are well-insulated from crisis and are caught in an anti-bubble — gasping in a vacuum of attention because even now investors are focused on tech and tech-heavy markets like China. As a sense of normalcy returns to markets, other sectors and countries are likely to pick up momentum. While trying to time markets is a fool's game, the time to make long-term investments is in periods like the current one, when stock prices in many high-growth emerging markets appear to be cheap for no good reason.

•  Positive contributors to the Fund's relative performance included our stock selection in and overweight allocations to Brazil and Peru, zero weight to Turkey and stock selection in Mexico.

•  The primary detractors from relative results were our stock selection in Korea, Poland, Malaysia, Argentina and India. Our stock selection and underweight in Taiwan also underperformed.

•  The Fund sometimes uses derivative instruments to manage certain market or currency exposures. This contributed positively to performance in the period.

Management Strategies

•  We continue to overweight the Central and Eastern European region. We think that growth in Central and Eastern Europe should remain healthy, driven by strong consumption, which has been supported by increases in both employment and real wages. We also now expect fixed investment growth to accelerate, which could bolster overall growth and improve its quality. Inflation has remained surprisingly low despite continuing wage pressures and will likely pick up as the year progresses. In sum, we see the region as offering attractive investment opportunities through a combination of this solid economic growth, a potential pickup in inflation and overlooked equity markets. We continue to like stocks that are exposed to secular growth opportunities in consumer markets in the region. We have built a substantial position in financials in the region, which we believe could particularly benefit from an increase in inflation expectations after having suffered from tighter regulation and low rates.

(i)  Source: Morgan Stanley Investment Management, Bloomberg, FactSet, Haver Analytics

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

•  We remain overweight Mexico. Investors worried about the policy intentions of President-elect Andres Manuel Lopez Obrador (AMLO), when he announced in October 2018 that the new Mexico City Airport construction project was voted down in a narrow referendum. After AMLO was sworn in as president on December 1, 2018, however, his administration sent more encouraging signals on a fairly responsible fiscal budget. We remain broadly constructive on the steadily improving Mexican consumer story, which has been bolstered by a combination of AMLO's victory, strong remittance flows, the potential for minimum wage hikes and continuing improved access to credit from a low base. All of this should support private consumption at the lower income levels. North American trade fears largely subsided as the U.S., Mexico and Canada agreed to replace the North American Free Trade Agreement with a new agreement the U.S. refers to as the USMCA (U.S.-Mexico-Canada Agreement). We remain focused on stocks that can benefit from stable growth, a healthy consumer and structural improvements stemming from direct investment.

•  We remain overweight Brazil. The election of Jair Bolsonaro as president in October reflected voter discontent with the political establishment as well as corruption and insecurity. Congressional and state elections signaled the same. Bolsonaro took office January 1, 2019, and his new government inherits a pressing fiscal situation but also an economy that has stabilized and is beginning to grow after a severe multi-year downturn. We are encouraged by the market-friendly policy reform goals articulated by Economy Minister Paul Guedes while also acknowledging that social security reform is still a daunting task requiring congressional support. That said, supportive factors for Brazil include subdued inflation with expectations well-anchored, the current account near zero, continued foreign direct investment, limited external debt, high foreign exchange reserves, cautiously optimistic corporates, and the president's election with a solid majority on a reform agenda. We remain focused in a large energy company and domestic Brazil and underweight the exporters.

•  China continues to rebalance from an investment-led economy to a consumption-based economy. We continue to expect growth to moderate as a result of its credit expansion over the past 10 years, weakening trade and policy tightening. While the rest of EM has seen its non-financial debt climb by 20 percentage points as a share of GDP since the global financial crisis of 2008, China's debt has grown by more than 100 percentage points.(i) As our "Kiss of Debt" rule of the road indicates, excess debt mostly contributes to economic slowdown, which has been the case for China for several years. On the policy front, China is calling on local governments to complete debt disposals of so-called "zombie" companies and those with excessive production capacity by 2020. As we have noted previously, the world began to enter a deglobalization phase with the Global Financial Crisis in 2008. And as trade flows have fallen from their 2008 peak, they have also begun to shift. China's share of global manufacturing exports peaked at more than 17% in 2014 and began to fall, particularly in cheap, labor-intensive sectors like apparel.(i)

•  China's tech firms are also facing new scrutiny from a bureaucracy that used to focus less on regulating their business behavior than on protecting them from U.S. competitors. In an environment where regulators left tech firms free to lay their golden eggs, they came to dominate global markets. Of the world's 10 largest companies by market cap, seven are in tech.(ii) And of the 20 largest internet companies, public and private, 11 are American and the other nine are Chinese.(ii) In an age of tightening rules, this kind of dominance will be much harder to sustain.

•  Despite these challenges, we think the wage growth of highly skilled, well-educated Chinese workers can continue to gradually improve, considering their large differential with developed country peers. The consumption power within this segment can continue to expand, providing ample room for companies to conceive of new products and services to satisfy the demand of this expanding middle class. In our portfolio positions in China, we are actively focused on good quality structural growth stories involving upgrades to consumption and greater demand for services broadly.

•  We remain underweight Taiwan as we view it as a mature economy lacking the dynamic growth characteristics of other EM countries and vulnerable to further disruptions in global trade. The administration of President Tsai Ing-wen has been slow to implement major changes, despite being in office since 2016. Local elections held in November 2018 saw a significant setback for the president as voters unexpectedly largely supported the opposition Kuomintang party, resulting in President Ing-wen stepping down as chairman of the Democratic Progressive Party (though remaining as president). However, we do see some investment

(i)  Source: Morgan Stanley Investment Management, Bloomberg, FactSet, Haver Analytics

(ii)  Source: Bloomberg L.P.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

opportunities among Taiwanese financials — in particular, the good quality banks — for their defensiveness and ability to benefit from a rising global rate environment. Taiwan remains a capital surplus economy and has the highest current account surplus per GDP versus its Asian peers. Taiwanese regulators are very conservative and Basel III capital requirements have pushed non-performing loan coverage to high levels in the current low non-performing loan environment. The banks are also benefiting from a steady wealth management business with abundant liquidity and are facing benign cost pressures in the near future.

•  Our large underweight to Korea contributed positively to performance for 2018 overall. Korea scores on the low end by our rules of the road, in large part on its mature economy, expensive currency, strong dependence on global trade and heavier state spending under the Moon administration. While we are comfortable with the underweight, we note that at the margin certain stocks are getting cheaper and more neglected. Foreign investors have been selling, while local investors have been hiding in telecom, gaming and a few other names. We believe that the market may increasingly be driven by improving relations with China and the government becoming less socialist as it realizes its policies have not yielded the desired results. To capitalize on this, we have begun to make some changes in the portfolio focusing on select cosmetics — to meet rising China cosmetic demand — and retail, which should benefit from the minimum wage hike. We have also added to the refining sector as sentiment has been beaten down. Lower oil prices in our view will be actually supportive for refining margins.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI Emerging Markets Index(1)

	Period Ended December 31, 2018
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	–17.47%	0.30%	7.14%	5.22%
MSCI Emerging Markets Index	–14.57	1.65	8.02	5.60
Fund – Class II(4)	–17.51	0.25	7.10	8.99
MSCI Emerging Markets Index	–14.57	1.65	8.02	10.17

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 1, 1996.

(4)  Commenced offering on January 10, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments

Emerging Markets Equity Portfolio

	Shares	Value (000)
Common Stocks (96.0%)
Argentina (0.3%)
Grupo Financiero Galicia SA ADR	29,835	$823
Austria (0.7%)
Erste Group Bank AG (a)	49,591	1,652
Brazil (9.1%)
Ambev SA	856,989	3,397
B3 SA — Brasil Bolsa Balcao	369,327	2,551
Banco Bradesco SA (Preference)	429,315	4,277
Itau Unibanco Holding SA (Preference)	485,427	4,468
Lojas Renner SA	234,218	2,571
Petroleo Brasileiro SA	376,454	2,453
Petroleo Brasileiro SA (Preference)	433,032	2,514
		22,231
Chile (2.0%)
Banco Santander Chile	21,411,659	1,594
Banco Santander Chile ADR	8,148	243
SACI Falabella	435,406	3,180
		5,017
China (21.4%)
Alibaba Group Holding Ltd. ADR (a)	41,014	5,622
Anhui Conch Cement Co., Ltd., Class A	357,484	1,533
Baidu, Inc. ADR (a)	8,200	1,301
Bank of China Ltd. H Shares (b)	11,414,000	4,904
China Construction Bank Corp. H Shares (b)	8,405,230	6,891
China Life Insurance Co., Ltd. H Shares (b)	410,000	867
China Mengniu Dairy Co., Ltd. (a)(b)	705,000	2,179
China Mobile Ltd. (b)	341,000	3,286
China Overseas Land & Investment Ltd. (b)	386,000	1,329
China Pacific Insurance Group Co., Ltd. H Shares (b)	630,400	2,027
China Resources Land Ltd. (b)	212,000	809
China Resources Power Holdings Co., Ltd. (b)	388,000	743
China Unicom Hong Kong Ltd. (b)	1,308,000	1,389
CSPC Pharmaceutical Group Ltd. (b)	724,000	1,035
Kweichow Moutai Co., Ltd., Class A	7,892	678
New Oriental Education & Technology Group, Inc. ADR (a)	23,503	1,288
PetroChina Co., Ltd. H Shares (b)	2,532,000	1,565
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (b)	304,400	616
Shenzhou International Group Holdings Ltd. (b)	238,000	2,678
Sino Biopharmaceutical Ltd. (b)	634,000	413
Sinopharm Group Co., Ltd. H Shares (b)	156,000	653
TAL Education Group ADR (a)	33,352	890
Tencent Holdings Ltd. (b)	242,300	9,606
		52,302
Egypt (0.7%)
Commercial International Bank Egypt SAE	396,535	1,660
Germany (0.9%)
Adidas AG	10,800	2,257
Hong Kong (1.0%)
Samsonite International SA (a)(c)	874,500	2,469
	Shares	Value (000)
Hungary (1.7%)
OTP Bank Nyrt	87,436	$3,526
Richter Gedeon Nyrt	36,909	715
		4,241
India (10.4%)
Ashok Leyland Ltd.	1,707,548	2,499
Eicher Motors Ltd.	5,408	1,787
Housing Development Finance Corp., Ltd.	83,293	2,349
ICICI Bank Ltd.	320,577	1,657
ICICI Bank Ltd. ADR	112,105	1,154
IndusInd Bank Ltd.	102,862	2,360
L&T Finance Holdings Ltd.	460,504	1,002
Marico Ltd.	581,368	3,104
Maruti Suzuki India Ltd.	27,078	2,888
Shree Cement Ltd.	11,079	2,735
Tata Consultancy Services Ltd.	71,108	1,929
Zee Entertainment Enterprises Ltd.	288,995	1,967
		25,431
Indonesia (4.7%)
Astra International Tbk PT	4,606,600	2,652
Bank Central Asia Tbk PT	1,104,600	1,997
Bank Mandiri Persero Tbk PT	3,620,800	1,856
Bank Rakyat Indonesia Persero Tbk PT	2,548,300	650
Telekomunikasi Indonesia Persero Tbk PT	7,908,400	2,064
Unilever Indonesia Tbk PT	677,700	2,144
		11,363
Korea, Republic of (6.7%)
BGF retail Co., Ltd.	3,002	549
E-MART, Inc.	3,780	616
GS Retail Co., Ltd.	15,041	546
KB Financial Group, Inc. (a)	15,784	659
LG Household & Health Care Ltd.	1,497	1,478
NAVER Corp.	14,975	1,632
S-Oil Corp.	10,857	947
Samsung Electronics Co., Ltd. (d)	216,399	7,488
Samsung Electronics Co., Ltd. (Preference)	22,052	629
Shinhan Financial Group Co., Ltd. (a)	21,629	768
SK Hynix, Inc. (a)	17,269	933
		16,245
Malaysia (2.6%)
Genting Malaysia Bhd	293,800	215
Malayan Banking Bhd	846,301	1,942
Malaysia Airports Holdings Bhd	819,000	1,662
Public Bank Bhd	154,100	922
Sime Darby Plantation Bhd	1,370,600	1,570
		6,311
Mexico (5.1%)
Alsea SAB de CV	558,662	1,457
Fomento Economico Mexicano SAB de CV ADR	45,270	3,895
Grupo Financiero Banorte SAB de CV Series O	540,563	2,639
Infraestructura Energetica Nova SAB de CV	261,279	971
Wal-Mart de Mexico SAB de CV	1,343,073	3,416
		12,378

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Peru (2.3%)
Cia de Minas Buenaventura S.A.A. ADR	192,867	$3,129
Credicorp Ltd.	10,846	2,404
		5,533
Philippines (1.5%)
Ayala Corp.	57,410	983
Ayala Land, Inc.	832,400	644
SM Investments Corp.	114,754	2,002
		3,629
Poland (4.1%)
CCC SA	25,342	1,315
Jeronimo Martins SGPS SA	198,134	2,346
LPP SA	941	1,973
Powszechna Kasa Oszczednosci Bank Polski SA	181,329	1,911
Santander Bank Polska SA	25,468	2,451
		9,996
Russia (4.2%)
MMC Norilsk Nickel PJSC ADR	133,727	2,509
Sberbank of Russia PJSC ADR	267,447	2,932
X5 Retail Group N.V. GDR	98,956	2,452
Yandex N.V., Class A (a)	83,633	2,287
		10,180
South Africa (5.8%)
AVI Ltd.	256,771	1,814
Bidvest Group Ltd. (The)	199,798	2,876
Capitec Bank Holdings Ltd. (d)	33,276	2,574
Clicks Group Ltd.	158,686	2,105
Nedbank Group Ltd.	14,019	267
Reunert Ltd.	364,147	1,785
Sanlam Ltd.	482,724	2,677
		14,098
Taiwan (8.7%)
ASE Technology Holding Co., Ltd. (a)	562,738	1,055
Cathay Financial Holding Co., Ltd.	1,152,000	1,753
CTBC Financial Holding Co., Ltd.	2,119,000	1,384
Hon Hai Precision Industry Co., Ltd.	219,972	508
Largan Precision Co., Ltd.	7,000	734
MediaTek, Inc.	170,000	1,254
Mega Financial Holding Co. Ltd.	1,285,000	1,081
Nanya Technology Corp.	180,000	318
President Chain Store Corp.	110,000	1,111
Taiwan Cement Corp.	327,000	376
Taiwan Semiconductor Manufacturing Co., Ltd.	1,544,000	11,208
Vanguard International Semiconductor Corp.	208,000	396
		21,178
Thailand (2.1%)
Bangkok Dusit Medical Services PCL (Foreign)	1,701,600	1,301
Central Pattana PCL (Foreign)	431,900	990
CP ALL PCL (Foreign)	387,300	815
PTT PCL (Foreign)	1,415,700	1,996
		5,102
Total Common Stocks (Cost $207,745)		234,096
	Shares	Value (000)
Short-Term Investments (5.0%)
Securities held as Collateral on Loaned Securities (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $2,160)	2,160,213	$2,160
Investment Company (4.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $9,997)	9,997,420	9,997
Total Short-Term Investments (Cost $12,157)		12,157
Total Investments (101.0%) (Cost $219,902) Including $8,900 of Securities Loaned (e)(f)(g)		246,253
Liabilities in Excess of Other Assets (-1.0%)		(2,549)
Net Assets (100.0%)		$243,704

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  All or a portion of this security was on loan at December 31, 2018.

(e)  The approximate fair value and percentage of net assets, $197,475,000 and 81.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  Securities are available for collateral in connection with an open foreign currency forward exchange contracts.

(g)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $219,936,000. The aggregate gross unrealized appreciation is approximately $40,789,000 and the aggregate gross unrealized depreciation is approximately $14,897,000, resulting in net unrealized appreciation of approximately $25,892,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG	ZAR	154,597	$10,212	1/17/19	$(516)
Goldman Sachs International	HKD	297,794	$38,185	3/1/19	90
					$(426)

HKD  — Hong Kong Dollar

ZAR  — South African Rand

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	54.4%
Banks	25.3
Interactive Media & Services	8.4
Semiconductors & Semiconductor Equipment	6.2
Food & Staples Retailing	5.7
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2018.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $426,000.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $207,745)	$234,096
Investment in Security of Affiliated Issuer, at Value (Cost $12,157)	12,157
Total Investments in Securities, at Value (Cost $219,902)	246,253
Foreign Currency, at Value (Cost $24)	24
Due from Broker	490
Receivable for Investments Sold	397
Dividends Receivable	263
Unrealized Appreciation on Foreign Currency Forward Exchange Contract	90
Tax Reclaim Receivable	65
Receivable for Fund Shares Sold	23
Receivable from Affiliate	20
Receivable from Securities Lending Income	1
Other Assets	19
Total Assets	247,645
Liabilities:
Collateral on Securities Loaned, at Value	2,160
Payable for Advisory Fees	528
Unrealized Depreciation on Foreign Currency Forward Exchange Contract	516
Payable for Fund Shares Redeemed	192
Payable for Investments Purchased	97
Payable for Servicing Fees	97
Payable for Professional Fees	79
Payable for Custodian Fees	59
Deferred Capital Gain Country Tax	146
Payable for Administration Fees	17
Payable for Directors' Fees and Expenses	6
Payable for Transfer Agency Fees	4
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	39
Total Liabilities	3,941
NET ASSETS	$243,704
Net Assets Consist of:
Paid-in-Capital	$199,743
Total Distributable Earnings	43,961
Net Assets	$243,704
CLASS I:
Net Assets	$175,300
Net Asset Value, Offering and Redemption Price Per Share Applicable to 12,102,531 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$14.48
CLASS II:
Net Assets	$68,404
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,738,711 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$14.44
(1) Including:
Securities on Loan, at Value:	$8,900

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Emerging Markets Equity Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $762 of Foreign Taxes Withheld)	$5,810
Dividends from Security of Affiliated Issuer (Note H)	207
Income from Securities Loaned — Net	39
Total Investment Income	6,056
Expenses:
Advisory Fees (Note B)	2,483
Servicing Fees (Note D)	465
Administration Fees (Note C)	234
Distribution Fees — Class II Shares (Note E)	204
Professional Fees	157
Custodian Fees (Note G)	137
Shareholder Reporting Fees	67
Transfer Agency Fees (Note F)	16
Directors' Fees and Expenses	11
Pricing Fees	5
Other Expenses	22
Expense Before Non Operating Expenses	3,801
Bank Overdraft Expense	1
Total Expenses	3,802
Waiver of Distribution Fees — Class II Shares (Note E)	(163)
Rebate from Morgan Stanley Affiliate (Note H)	(19)
Net Expenses	3,620
Net Investment Income	2,436
Realized Gain (Loss):
Investments Sold (Net of $124 of Capital Gain Country Tax)	22,625
Foreign Currency Forward Exchange Contracts	814
Foreign Currency Translation	(220)
Net Realized Gain	23,219
Change in Unrealized Appreciation (Depreciation):
Investments (Net Decrease in Deferred Capital Gain Country Tax of $285)	(78,591)
Foreign Currency Forward Exchange Contracts	(426)
Foreign Currency Translation	(5)
Net Change in Unrealized Appreciation (Depreciation)	(79,022)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(55,803)
Net Decrease in Net Assets Resulting from Operations	$(53,367)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,436	$1,631
Net Realized Gain	23,219	17,193
Net Change in Unrealized Appreciation (Depreciation)	(79,022)	68,183
Net Increase (Decrease) in Net Assets Resulting from Operations	(53,367)	87,007
Dividends and Distributions to Shareholders:
Class I	(948)	(1,590)*
Class II	(325)	(640)*
Total Dividends and Distributions to Shareholders	(1,273)	(2,230)
Capital Share Transactions:(1)
Class I:
Subscribed	37,995	32,549
Distributions Reinvested	948	1,590
Redeemed	(62,505)	(30,630)
Class II:
Subscribed	17,776	20,588
Distributions Reinvested	325	640
Redeemed	(23,470)	(33,054)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(28,931)	(8,317)
Total Increase (Decrease) in Net Assets	(83,571)	76,460
Net Assets:
Beginning of Period	327,275	250,815
End of Period	$243,704	$327,275 †
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,272	2,061
Shares Issued on Distributions Reinvested	60	101
Shares Redeemed	(3,717)	(1,930)
Net Increase (Decrease) in Class I Shares Outstanding	(1,385)	232
Class II:
Shares Subscribed	1,056	1,364
Shares Issued on Distributions Reinvested	21	41
Shares Redeemed	(1,413)	(2,155)
Net Decrease in Class II Shares Outstanding	(336)	(750)

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income	$(1,590)
Class II:
Net Investment Income	$(640)

†  Accumulated Undistributed Net Investment Income for the year ended December 31, 2017 was $1,239.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$17.65		$13.16		$12.39		$13.98		$14.69
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.14		0.09		0.10		0.08		0.08
Net Realized and Unrealized Gain (Loss)	(3.23)		4.52		0.73		(1.56)		(0.73)
Total from Investment Operations	(3.09)		4.61		0.83		(1.48)		(0.65)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.12)		(0.06)		(0.11)		(0.06)
Net Asset Value, End of Period	$14.48		$17.65		$13.16		$12.39		$13.98
Total Return(3)	(17.47)%		35.06%		6.74%		(10.69)%		(4.49)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$175,300		$238,026		$174,423		$204,032		$268,121
Ratio of Expenses to Average Net Assets(8)	1.22	%(4)	1.25	%(4)	1.28	%(4)(6)	1.40	%(4)(5)	1.42	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.22%		N/A		N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(8)	0.86	%(4)	0.56	%(4)	0.74	%(4)	0.55	%(4)	0.53	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	42%		37%		34%		38%		45%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.32%		1.39%		1.64%		1.70%
Net Investment Income to Average Net Assets	N/A		0.49%		0.63%		0.31%		0.25%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class I shares. Prior to September 30, 2015, the maximum ratio was 1.42% for Class I shares.

(6)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class I shares. Prior to September 30, 2016, the maximum ratio was 1.35% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$17.59		$13.11		$12.35		$13.93		$14.64
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13		0.08		0.09		0.07		0.07
Net Realized and Unrealized Gain (Loss)	(3.21)		4.51		0.73		(1.55)		(0.73)
Total from Investment Operations	(3.08)		4.59		0.82		(1.48)		(0.66)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.11)		(0.06)		(0.10)		(0.05)
Net Asset Value, End of Period	$14.44		$17.59		$13.11		$12.35		$13.93
Total Return(3)	(17.51)%		35.06%		6.62%		(10.71)%		(4.55)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$68,404		$89,249		$76,392		$73,325		$87,934
Ratio of Expenses to Average Net Assets(8)	1.27	%(4)	1.30	%(4)	1.33	%(4)(6)	1.45	%(4)(5)	1.47	%(4)
Ratio of Expense to Average Net Assets Excluding Non Operating Expense	1.27%		N/A		N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(8)	0.81	%(4)	0.51	%(4)	0.69	%(4)	0.50	%(4)	0.48	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	42%		37%		34%		38%		45%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.48%		1.57%		1.64%		1.92%		2.05%
Net Investment Income (Loss) to Average Net Assets	0.60%		0.24%		0.38%		0.03%		(0.10)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class II shares. Prior to September 30, 2015, the maximum ratio was 1.47% for Class II shares.

(6)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class II shares. Prior to September 30, 2016, the maximum ratio was 1.40% for Class II shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$—	$7,327	$—	$7,327
Banks	7,263	54,383	—	61,646
Beverages	3,895	4,075	—	7,970
Capital Markets	—	2,551	—	2,551
Construction Materials	—	4,644	—	4,644
Diversified Consumer Services	2,178	—	—	2,178
Diversified Financial Services	—	1,985	—	1,985
Diversified Telecommunication Services	—	3,453	—	3,453
Electronic Equipment, Instruments & Components	—	1,242	—	1,242
Food & Staples Retailing	3,416	10,540	—	13,956
Food Products	—	5,563	—	5,563
Gas Utilities	971	—	—	971
Health Care Providers & Services	—	2,570	—	2,570
Hotels, Restaurants & Leisure	1,457	215	—	1,672
Household Products	—	2,144	—	2,144
Independent Power & Renewable Electricity Producers	—	743	—	743
Industrial Conglomerates	—	6,663	—	6,663
Information Technology Services	—	1,929	—	1,929
Insurance	—	7,324	—	7,324
Interactive Media & Services	9,210	11,238	—	20,448
Machinery	—	2,499	—	2,499
Media	—	1,967	—	1,967
Metals & Mining	3,129	2,509	—	5,638
Multi-Line Retail	—	5,751	—	5,751
Oil, Gas & Consumable Fuels	—	9,475	—	9,475
Personal Products	—	4,582	—	4,582
Pharmaceuticals	—	2,163	—	2,163
Real Estate Management & Development	—	3,772	—	3,772
Semiconductors & Semiconductor Equipment	—	15,164	—	15,164
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Tech Hardware, Storage & Peripherals	$—	$8,117	$—	$8,117
Textiles, Apparel & Luxury Goods	—	10,692	—	10,692
Thrifts & Mortgage Finance	—	2,349	—	2,349
Transportation Infrastructure	—	1,662	—	1,662
Wireless Telecommunication Services	—	3,286	—	3,286
Total Common Stocks	31,519	202,577	—	234,096
Short-Term Investments
Investment Company	12,157	—	—	12,157
Foreign Currency Forward Exchange Contract	—	90	—	90
Total Assets	43,676	202,667	—	246,343
Liabilities:
Foreign Currency Forward Exchange Contract	—	(516)	—	(516)
Total	$43,676	$202,151	$—	$245,827

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Appreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$90
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$(516)

The following table sets forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$814
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(426)

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$90	$(516)

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Goldman Sachs International	$90	$—	$—	$90
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
UBS AG	$516	$—	$(490)	$26

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$29,571,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$8,900	(b)	$—	$(8,900	)(c)(d)	$0

(b)  Represents market value of loaned securities at year end.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

(c)  The Fund received cash collateral of approximately $2,160,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $7,181,000 in the form of U.S. Government obligations, which the Fund cannot sell or pledge, and accordingly are not reflected in the Portfolio of Investments.

(d)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2018:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$8,900	$—	$—	$—	$8,900
Total Borrowings	$8,900	$—	$—	$—	$8,900
Gross amount of recognized liabilities for securities lending transactions					$8,900

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

For the year ended December 31, 2018, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.84% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares and 1.30% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2018.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2018, this waiver amounted to approximately $163,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $117,712,000 and $149,585,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $19,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$7,801	$85,554	$81,198	$207
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$12,157

During the year ended December 31, 2018, the Fund incurred less than $500 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,273	$—	$2,230	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2018.

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,398	$15,713

During the year ended December 31, 2018, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $6,470,000.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 46.8%.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Emerging Markets Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Equity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Equity Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 20, 2019

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018.

The Fund intends to pass through foreign tax credits of approximately $698,000 and has derived net income from sources within foreign countries amounting to approximately $6,573,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMEANN
2395858 EXP. 02.29.20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Global Infrastructure Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Director and Officer Information	21

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Global Infrastructure Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expense Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expenses Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$939.30	$1,020.82	$4.25	$4.43	0.87%
Global Infrastructure Portfolio Class II	1,000.00	940.30	1,019.56	5.48	5.70	1.12

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Fund seeks both capital appreciation and current income.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –7.85%, net of fees, and –7.89%, net of fees, for Class II shares. The Fund's Class I and Class II shares performed relatively in-line with the Fund's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned –7.87%, and outperformed the Standard & Poor's Global BMI Index ("S&P Global BMI Index"), a proxy for global equities, which returned –9.67%.

Factors Affecting Performance

•  Infrastructure shares decreased 7.87% in the year ending December 31, 2018, as measured by the Index. From a sector perspective, gas distribution utilities, communications and water outperformed the Index, while ports, pipeline companies, toll roads, airports, electricity transmission & distribution, gas midstream and diversified underperformed the Index. European regulated utilities' performance was relatively in line with the Index. Subsector performance exhibited a wide dispersion of returns on the year, and it should be noted that in several sectors, outperformance/underperformance was significant.

•  After lagging global equity markets for the first three quarters of the year, global infrastructure securities demonstrated their relative resilience during the equity market downturn experienced in the fourth quarter of 2018. Therefore, despite posting negative absolute returns for the full year, it is notable that global infrastructure securities managed to outperform the broader global equity markets on the year. Still, infrastructure securities were not wholly immune from general financial market concerns, which included rising U.S. Federal Reserve rates, indications of economic slowdown in the eurozone and China, ongoing geopolitical concerns in the U.K. and Italy, and trade conflict between the U.S. and China.

•  For the full year 2018, the Fund performed relatively in-line with the Index. The Fund benefited from bottom-up stock selection, which was offset by top-down considerations. From a bottom-up perspective, the Fund benefited from favorable stock selection in the toll roads, diversified, communications and airports sectors, partially offset by adverse stock selection in the electricity transmission & distribution and European regulated utilities sectors. From a top-down perspective, the Fund benefited from overweights to renewables and railroads, along with an underweight to electricity transmission & distribution, but this was more than offset by underweights to gas distribution utilities and communications, as well as an overweight to toll roads.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects.

•  Our research currently leads us to an overweighting in the Fund to a group of companies in the toll roads, electricity transmission & distribution, European regulated utilities and diversified sectors, and an underweighting to companies in the gas distribution utilities, communications, gas midstream, pipeline companies, water, ports and airports sectors. Finally, we continue to retain an out-of-benchmark position in renewables.

•  In terms of outlook for 2019, we enter the year more constructive on the asset class, given the magnitude of declines in 2018. While we acknowledge there are wide ranges in valuations within individual subsectors and the asset class is not universally cheap, we believe there are many instances where the market has overreacted to recent top-down or company-specific developments. In particular, energy infrastructure and certain areas of transportation are notable given the very healthy fundamental environment. Also, renewable assets in the listed equity space continue to trade at steep discounts relative to where assets trade in the private markets, as evidenced by the robust private-market transaction activity (renewables remained greater than half the private market infrastructure transactions in 2018 according to Prequin). In 2019, we view the prospects for healthy cash flow and dividend growth for the asset class overall as sound.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

*  Performance shown for the Fund's Class I shares reflects the performance of the Class X shares of VIS Global Infrastructure for periods prior to April 28, 2014.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1) and the S&P Global BMI Index(2)

	Period Ended December 31, 2018
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(4)	–7.85%	3.65%	9.50%	7.70%
Dow Jones Brookfield Global Infrastructure IndexSM	–7.87	3.63	10.68	8.78
S&P Global BMI Index	–9.67	4.72	10.36	7.53
Fund – Class II(4)	–7.89	3.42	9.24	4.27
Dow Jones Brookfield Global Infrastructure IndexSM	–7.87	3.63	10.68	6.76
S&P Global BMI Index	–9.67	4.72	10.36	4.86

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure IndexSM for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing developed and emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  On April 28, 2014, the Variable Insurance Fund, Inc. (formerly Universal Institutional Funds, Inc.,) on behalf of the Fund, acquired substantially all of the assets and liabilities of Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure") in exchange for shares of the Fund. The Fund adopted the financial and performance history of VIS Global Infrastructure. As a result, performance shown for Class I shares and Class II shares reflects the performance history of VIS Global Infrastructure's Class X shares and Class Y shares, respectively, for periods prior to April 28, 2014. VIS Global Infrastructure's Class X shares commenced operations on March 1, 1990 and Class Y shares commenced operations on June 5, 2000.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (99.4%)
Australia (7.3%)
APA Group	76,304	$457
Atlas Arteria Ltd.	194,996	860
Spark Infrastructure Group	444,008	691
Sydney Airport	241,265	1,144
Transurban Group	296,042	2,430
		5,582
Brazil (0.4%)
Energisa SA (Units) (a)	29,900	287
Canada (14.8%)
Enbridge, Inc.	145,629	4,524
Hydro One Ltd. (b)	191,423	2,839
Pembina Pipeline Corp. (b)	55,120	1,636
TransCanada Corp. (b)	67,629	2,415
		11,414
China (0.9%)
ENN Energy Holdings Ltd. (c)	78,700	694
France (6.3%)
Aeroports de Paris (ADP)	3,190	603
Getlink SE	104,600	1,404
Vinci SA	34,100	2,802
		4,809
Germany (0.2%)
Fraport AG Frankfurt Airport Services Worldwide	2,400	172
Hong Kong (0.3%)
China Everbright International Ltd.	280,000	249
India (1.1%)
Azure Power Global Ltd. (d)	90,436	818
Italy (2.4%)
Atlantia SpA	27,856	577
Infrastrutture Wireless Italiane SpA	33,450	229
Italgas SpA	73,357	419
Snam SpA	140,970	617
		1,842
Mexico (7.2%)
Promotora y Operadora de Infraestructura SAB de CV	577,745	5,522
Netherlands (1.4%)
Koninklijke Vopak N.V.	23,720	1,075
New Zealand (0.8%)
Auckland International Airport Ltd.	133,219	640
Spain (9.6%)
Aena SME SA	3,690	572
Atlantica Yield PLC	283,325	5,553
Ferrovial SA	46,937	947
Red Electrica Corp., SA	15,010	334
		7,406
	Shares	Value (000)
Switzerland (0.3%)
Flughafen Zurich AG (Registered)	1,400	$231
United Kingdom (12.5%)
John Laing Group PLC	623,121	2,628
National Grid PLC	342,891	3,316
Pennon Group PLC	63,706	562
Severn Trent PLC	34,849	805
United Utilities Group PLC	245,799	2,302
		9,613
United States (33.9%)
American Tower Corp. REIT	32,890	5,203
American Water Works Co., Inc.	15,340	1,392
Atmos Energy Corp.	16,177	1,500
Cheniere Energy, Inc. (d)	22,010	1,303
Consolidated Edison, Inc.	19,750	1,510
Crown Castle International Corp. REIT	31,465	3,418
Edison International	27,197	1,544
Eversource Energy	25,809	1,679
Kinder Morgan, Inc.	170,023	2,615
NiSource, Inc.	26,163	663
PG&E Corp. (d)	43,007	1,021
Sempra Energy (b)	22,596	2,445
Targa Resources Corp.	11,890	428
Williams Cos., Inc. (The)	60,901	1,343
		26,064
Total Common Stocks (Cost $72,284)		76,418
Short-Term Investments (2.6%)
Securities held as Collateral on Loaned Securities (2.2%)
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	1,356,831	1,357
	Face Amount (000)
Repurchase Agreements (0.4%)
Barclays Capital, Inc., (2.90%, dated 12/31/18, due 1/2/19; proceeds $102; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/24; valued at $105)	$102	102
HSBC Securities USA, Inc., (2.95%, dated 12/31/18, due 1/2/19; proceeds $208; fully collateralized by U.S. Government obligations; 0.00% - 2.75% due 1/31/19 - 2/15/42; valued at $212)	208	208
		310
Total Securities held as Collateral On Loaned Securities (Cost $1,667)		1,667

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

	Shares	Value (000)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $295)	295,245	$295
Total Short-Term Investments (Cost $1,962)		1,962
Total Investments (102.0%) (Cost $74,246) Including $6,458 of Securities Loaned (e)(f)		78,380
Liabilities in Excess of Other Assets (-2.0%)		(1,545)
Net Assets (100.0%)		$76,835

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  All or a portion of this security was on loan at December 31, 2018.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

(e)  The approximate fair value and percentage of net assets, $27,047,000 and 35.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $76,018,000. The aggregate gross unrealized appreciation is approximately $7,301,000 and the aggregate gross unrealized depreciation is approximately $4,939,000, resulting in net unrealized appreciation of approximately $2,362,000.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	28.9%
Electricity Transmission & Distribution	17.2
Toll Roads	14.1
Communications	11.5
Diversified	8.3
Renewables	8.3
Water	6.9
Other**	4.8
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2018.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $72,594)	$76,728
Investments in Securities of Affiliated Issuer, at Value (Cost $1,652)	1,652
Total Investments in Securities, at Value (Cost $74,246)	78,380
Foreign Currency, at Value (Cost $11)	11
Cash from Securities Lending	10
Dividends Receivable	312
Receivable for Fund Shares Sold	27
Tax Reclaim Receivable	11
Receivable from Affiliate	1
Receivable from Securities Lending Income	1
Other Assets	9
Total Assets	78,762
Liabilities:
Collateral on Securities Loaned, at Value	1,667
Payable for Advisory Fees	71
Payable for Professional Fees	59
Payable for Fund Shares Redeemed	47
Payable for Servicing Fees	36
Payable for Custodian Fees	10
Payable for Distribution Fees — Class II Shares	8
Payable for Administration Fees	5
Payable for Transfer Agency Fees	2
Other Liabilities	22
Total Liabilities	1,927
NET ASSETS	$76,835
Net Assets Consist of:
Paid-in-Capital	$68,424
Total Distributable Earnings	8,411
Net Assets	$76,835
CLASS I:
Net Assets	$38,642
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,680,452 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$6.80
CLASS II:
Net Assets	$38,193
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,653,823 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$6.76
(1) Including:
Securities on Loan, at Value:	$6,458

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $189 of Foreign Taxes Withheld)	$3,109
Dividends from Securities of Affiliated Issuer (Note H)	24
Income from Securities Loaned — Net	17
Total Investment Income	3,150
Expenses:
Advisory Fees (Note B)	739
Servicing Fees (Note D)	128
Professional Fees	114
Distribution Fees — Class II Shares (Note E)	105
Administration Fees (Note C)	70
Custodian Fees (Note G)	55
Shareholder Reporting Fees	25
Transfer Agency Fees (Note F)	7
Directors' Fees and Expenses	6
Pricing Fees	2
Other Expenses	16
Total Expenses	1,267
Waiver of Advisory Fees (Note B)	(406)
Rebate from Morgan Stanley Affiliate (Note H)	(3)
Net Expenses	858
Net Investment Income	2,292
Realized Gain (Loss):
Investments Sold	3,343
Foreign Currency Translation	(45)
Net Realized Gain	3,298
Change in Unrealized Appreciation (Depreciation):
Investments	(12,476)
Foreign Currency Translation	(2)
Net Change in Unrealized Appreciation (Depreciation)	(12,478)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(9,180)
Net Decrease in Net Assets Resulting from Operations	$(6,888)

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,292	$2,688
Net Realized Gain	3,298	3,553
Net Change in Unrealized Appreciation (Depreciation)	(12,478)	4,921
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,888)	11,162
Dividends and Distributions to Shareholders:
Class I	(3,116)	(3,589)*
Class II	(2,785)	(2,926)*
Total Dividends and Distributions to Shareholders	(5,901)	(6,515)
Capital Share Transactions:(1)
Class I:
Subscribed	1,225	1,883
Distributions Reinvested	3,116	3,589
Redeemed	(9,218)	(9,806)
Class II:
Subscribed	5,989	13,845
Distributions Reinvested	2,785	2,926
Redeemed	(9,623)	(11,267)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(5,726)	1,170
Total Increase (Decrease) in Net Assets	(18,515)	5,817
Net Assets:
Beginning of Period	95,350	89,533
End of Period	$76,835	$95,350 †
(1) Capital Share Transactions:
Class I:
Shares Subscribed	164	241
Shares Issued on Distributions Reinvested	425	474
Shares Redeemed	(1,248)	(1,249)
Net Decrease in Class I Shares Outstanding	(659)	(534)
Class II:
Shares Subscribed	810	1,774
Shares Issued on Distributions Reinvested	382	389
Shares Redeemed	(1,298)	(1,441)
Net Increase (Decrease) in Class II Shares Outstanding	(106)	722

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income	$(1,193)
Net Realized Gain	$(2,396)
Class II:
Net Investment Income	$(921)
Net Realized Gain	$(2,005)

†  Accumulated Undistributed Net Investment Income for the year ended December 31, 2017 was $2,698.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(2)		2015		2014(1)
Net Asset Value, Beginning of Period	$7.91		$7.53		$7.08		$9.31		$9.64
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.20		0.23		0.22		0.22		0.20
Net Realized and Unrealized Gain (Loss)	(0.79)		0.72		0.88		(1.36)		1.16
Total from Investment Operations	(0.59)		0.95		1.10		(1.14)		1.36
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.19)		(0.18)		(0.16)		(0.25)
Net Realized Gain	(0.29)		(0.38)		(0.47)		(0.93)		(1.44)
Total Distributions	(0.52)		(0.57)		(0.65)		(1.09)		(1.69)
Net Asset Value, End of Period	$6.80		$7.91		$7.53		$7.08		$9.31
Total Return(4)	(7.85)%		12.96%		15.27%		(13.76)%		15.63%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$38,642		$50,116		$51,786		$52,323		$72,815
Ratio of Expenses to Average Net Assets(7)	0.87	%(5)	0.86	%(5)	0.86	%(5)	0.87	%(5)	0.87	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	2.80	%(5)	2.98	%(5)	2.87	%(5)	2.56	%(5)	2.12	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.01%		0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	44%		43%		51%		50%		40%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.34%		1.34%		1.29%		1.35%		1.26%
Net Investment Income to Average Net Assets	2.33%		2.50%		2.44%		2.08%		1.73%

(1)  On April 28, 2014, the Fund acquired substantially all of the assets and liabilities of the Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure"). The Fund adopted the financial and performance history of VIS Global Infrastructure. Therefore, the per share data and the ratios of Class I shares reflect the historical per share data of Class X shares of VIS Global Infrastructure for periods prior to April 28, 2014.

(2)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Financial Highlights

Global Infrastructure Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(2)		2015		2014(1)
Net Asset Value, Beginning of Period	$7.85		$7.49		$7.05		$9.27		$9.60
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.18		0.21		0.20		0.19		0.17
Net Realized and Unrealized Gain (Loss)	(0.77)		0.71		0.87		(1.34)		1.16
Total from Investment Operations	(0.59)		0.92		1.07		(1.15)		1.33
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.18)		(0.16)		(0.14)		(0.22)
Net Realized Gain	(0.29)		(0.38)		(0.47)		(0.93)		(1.44)
Total Distributions	(0.50)		(0.56)		(0.63)		(1.07)		(1.66)
Net Asset Value, End of Period	$6.76		$7.85		$7.49		$7.05		$9.27
Total Return(4)	(7.89)%		12.54%		14.97%		(13.88)%		15.28%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$38,193		$45,234		$37,747		$23,427		$24,330
Ratio of Expenses to Average Net Assets(7)	1.12	%(5)	1.11	%(5)	1.11	%(5)	1.12	%(5)	1.12	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	2.55	%(5)	2.73	%(5)	2.62	%(5)	2.31	%(5)	1.87	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.01%		0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	44%		43%		51%		50%		40%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.59%		1.59%		1.54%		1.63%		1.59%
Net Investment Income to Average Net Assets	2.08%		2.25%		2.19%		1.80%		1.40%

(1)  On April 28, 2014, the Fund acquired substantially all of the assets and liabilities of the Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure"). The Fund adopted the financial and performance history of VIS Global Infrastructure. Therefore, the per share data and the ratios of Class I shares reflect the historical per share data of Class X shares of VIS Global Infrastructure for periods prior to April 28, 2014.

(2)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Infrastructure Portfolio. The Fund seeks both capital appreciation and current income. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$—	$3,362	$—	$3,362
Communications	8,621	229	—	8,850
Diversified	—	6,377	—	6,377
Electricity Transmission & Distribution	8,593	4,628	—	13,221
Oil & Gas Storage & Transportation	18,872	3,262	—	22,134
Renewables	6,371	—	—	6,371
Toll Roads	5,522	5,271	—	10,793
Water	1,392	3,918	—	5,310
Total Common Stocks	49,371	27,047	—	76,418

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$1,652	$—	$—	$1,652
Repurchase Agreements	—	310	—	310
Total Short-Term Investments	1,652	310	—	1,962
Total Assets	$51,023	$27,357	$—	$78,380

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns,

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$6,458	(a)	$—	$(6,458	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received cash collateral of approximately $1,677,000, which approximately $1,667,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2018, there was uninvested cash of $10,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $5,009,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2018:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$1,677	$—	$—	$—	$1,677
Total Borrowings	$1,677	$—	$—	$—	$1,677
Gross amount of recognized liabilities for securities lending transactions					$1,677

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs"), which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87% for Class I shares and 1.12% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $406,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $37,084,000 and $43,064,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$7,023	$26,939	$32,310	$24
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 30, 2018 (000)
Liquidity Funds	$—	$—	$1,652

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan.

Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,994	$2,907	$2,199	$4,316

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2018.

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,240	$3,811

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 61.7%.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Infrastructure Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Infrastructure Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Infrastructure Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 20, 2019

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders 18.75% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $2,907,000 as a long-term capital gain distribution.

The Fund intends to pass through foreign tax credits of approximately $111,000 and has derived net income from sources within foreign countries amounting to approximately $2,561,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGINANN
2395824 EXP. 02.29.20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Global Franchise Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Federal Tax Notice	18
Director and Officer Information	19

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Global Franchise Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class II	$1,000.00	$950.50	$1,019.16	$5.90	$6.11	1.20%

*  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited)

Global Franchise Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class II shares had a total return based on net asset value and reinvestment of distributions per share of –1.77%, net of fees. The Fund's Class II shares outperformed the Fund's benchmark, the MSCI World Index (the "Index"), which returned –8.71%.

Factors Affecting Performance

•  The markets had been reasonably constructive for the first three quarters of the year, with the MSCI World Index returning around 5% up to the end of September. The final quarter saw a sharp fall, where defensive sectors were the relative winners for 2018 as a whole, with health care and utilities actually up 3%, though consumer staples (–9%) lagged the market a touch, not helped by tobacco (–35%). Information technology ended down only 2% for the year, despite its torrid fourth quarter, while the cyclical materials, financials, energy and industrials all struggled, falling 14% to 17%. The USA was the clear geographic outperformer, down 4%, while much of Europe lagged, most notably Germany (–22%).

•  In the Fund, for the year, sector allocation was positive, as the gain from the overweight in information technology and the underweight in financials more than made up for the drag from the overweight in consumer staples. However, the main driver of the significant outperformance was stock selection, due to outperformance across all the Fund's main sectors except consumer staples, most notably communication services, information technology and health care.

•  Over the year the largest absolute contributors were Twenty First Century Fox, Microsoft and Visa. The largest detractors were British American Tobacco, Philip Morris International and Reckitt Benckiser.

Management Strategies

•  The good news about equities is that there are only two ways to lose money — falling earnings or falling multiples. A year ago, it was the multiples that worried us most. After the markets' bull run in 2017, the MSCI World Index passed 17x the next 12 months earnings,(i) implying that markets were pricing in the improbable upside scenario of synchronized growth everywhere... and threatening considerable downside if things did not go quite according to plan. By contrast, 2019 starts with the MSCI World Index on 13.4x forward consensus estimates, 14% lower than the 20-year average price-earnings (P/E) ratio of 15.5x and 20% below a year ago.(i) As a result our primary fears have moved from multiples to earnings.

•  Our generic fear about forward earnings estimates remain — the fact that they are guesses about lies. The guesses are because the sell-side is persistently over-optimistic, by an average of 8% one-year forward, slightly higher than the 7% earnings growth expected for the MSCI World Index in 2019.(ii) The lies are down to the gaping gap between the 'adjusted' earnings used to power consensus numbers (and management pay) and the actual number calculated using accepted accounting standards at the bottom of the profit & loss statement. Over the last three years, $600 billion has disappeared between the adjusted and actual earnings totals in the U.S. alone, overstating earnings there by an average of 21%.(ii) Our more specific anxiety is fed by the fact that it is only on the leveraged earnings metric that markets look cheap. Looking at the forward enterprise multiple rather than P/E, the discount to the historic average disappears, and the market is on a slightly higher multiple (9.2x versus 9.0x) than it was in 2003, when the P/E ratio was at a lofty 17.6x.(iii) Lower corporate taxes have helped, but so has the sharp increase in leverage. Looking at enterprise value-to-sales ratios, the MSCI World Index is 1.8x, still 16% above its 20-year average.(i) The combination of an expensive market on sales with a 'cheap' market on earnings reflects the really high profitability at present, particularly in the U.S., where all the drivers look fairly maxed out in favor of profits at present, be it fat margins, low tax rates, high leverage or low interest rates.

•  We have no greater insight than anyone else on whether the expected earnings growth for 2019 will be delivered, or even exceeded, but we do have opinions (as usual) on the key variables to watch. The current China slowdown is an earnings risk, particularly for cyclical companies, and the extent (and success) of the gathering reflation is crucial. Even if the reflation does happen, and is successful, earnings could be soft in the first part of the year until it takes effect. As mentioned above, U.S. margins are very high, and while elements of this look structural, given the emergence of lucrative platform businesses and the way the country's political system has systematically advantaged capital against labor and consumers over the last four decades, tight labor markets and tariff impacts may cause margin issues for those without pricing power.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

•  Leaving aside the tail-risks, such as a full trade conflict, utter paralysis of the U.S. government, Mid-East conflict or a collapse of the euro, one thing that would definitely cause a margin squeeze would be a significant slowdown in the U.S., or a further slowdown in Europe. The U.S. recovery is now very long in the tooth, and while recoveries do not just die of old age, the change at the U.S. Federal Reserve (the Fed) may be an extra cause for concern. It is still early days, but Jay Powell seems more interested in the state of the real economy than the exact level of the equity markets or the fate of anyone outside the U.S. who chooses to hitch their currencies to the U.S. dollar — i.e., emerging markets. He may therefore continue to tighten via a combination of interest rates and unwinding quantitative easing until he sees weakness in the U.S. economy. He will back off at that point, but this may be too late for markets.

•  2018 has ended with the combined balance sheets of the four major central banks — the Fed, the People's Bank of China, the European Central Bank and the Bank of Japan — finally shrinking after the massive build post the Global Financial Crisis. This means that the world is now in a liquidity squeeze, combining (depending on the geographic bloc) shrinking central bank balance sheets and tightening interest rates. It is precisely the opposite combination which drove up asset prices (and consequent levering up) since the nadir of 2009.

•  Our concern is that the combination of potentially falling earnings and a liquidity squeeze could be a truly toxic one for asset prices. We mentioned that we were unclear whether earnings estimates would be met this year, but we are clear that the world is an asymmetric place, with earnings downsides in bad times far higher than the upsides in good times. This is often forgotten, as is the fact that the asymmetry is magnified by leverage — and there is more leverage than ever, particularly in the U.S. corporate debt market. Corporate America as a whole is not inexpert at levering itself up at the wrong time, most spectacularly, just before the Global Financial Crisis last time round. Given the scale of corporate leverage now and — more particularly — the component of high yield or near-high yield (or as we prefer to call it, given that the interest rates are not that high, junk or near-junk), Corporate America has to be right that earnings will hold up.

•  We worry in particular about the outlook for near-junk, i.e. BBB-rated debt. This has been at the epicenter of the build-up of corporate debt, ballooning from $0.7 trillion in October 2008 to the current roughly $3 trillion.(ii) Moreover, the component of near junk (BBB) and actual junk (BB, B and CCC and below) has increased from 46% of the U.S. corporate bond market in October 2008 to 58% currently, so the quality of the overall corporate bond market has clearly deteriorated.(ii) If U.S. earnings do fall significantly, then there could be significant downgrades from BBB to junk. We do not think the currently quiescent so-called high yield market is pricing in such an outcome. In that event, the equity market is sure to hear about it — big problems in the credit market invariably mean big problems in the equity market, especially as they would have a common cause: falling earnings and too much debt.

•  In this uncertain and acutely asymmetric world, we would continue to advocate owning compounders. The combination of recurring revenue and pricing power should protect revenues and margins respectively in a downturn, preserving earnings. They are also likely to be insulated from any financial distress if the corporate bond markets have a seizure, given the lower operational and financial leverage. The soft markets of the fourth quarter have deflated the portfolio's multiples a little, with the estimated 2019 free cash flow yield now over 5%, reducing the absolute downside risk.(iv)

(i)  Source: FactSet. Data as of December 31, 2018.

(ii)  Source: FactSet. Morgan Stanley Investment Management. Data as of December 31, 2018.

(iii)  Source: FactSet. Data as of December 31, 2018. Enterprise multiple is a measure of valuing a company that includes its debt, by dividing its enterprise value by its earnings before interest, taxes, depreciation and amortization.

(iv)  Source: Morgan Stanley Investment Management. Data as of December 31, 2018.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the MSCI World Index(1)

	Period Ended December 31, 2018
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Fund – Class II(3)	–1.77%	7.65%	12.41%	10.48%
MSCI World Index	–8.71	4.56	9.67	7.62

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
France (6.8%)
L'Oreal SA	4,784	$1,098
Pernod Ricard SA	6,804	1,117
		2,215
Germany (4.3%)
SAP SE	13,940	1,389
Italy (1.2%)
Davide Campari-Milano SpA	44,352	375
Netherlands (4.6%)
Heineken N.V.	13,096	1,154
RELX PLC (a)	15,847	326
		1,480
United Kingdom (21.8%)
British American Tobacco PLC	30,349	968
Experian PLC	31,675	770
Reckitt Benckiser Group PLC	35,951	2,745
RELX PLC	40,934	841
Unilever PLC	32,779	1,716
		7,040
United States (59.6%)
Abbott Laboratories	15,263	1,104
Accenture PLC, Class A	9,651	1,361
Altria Group, Inc.	11,031	545
Automatic Data Processing, Inc.	8,122	1,065
Baxter International, Inc.	18,401	1,211
Becton Dickinson & Co.	1,395	314
Church & Dwight Co., Inc.	5,147	338
Clorox Co. (The)	2,035	314
Coca-Cola Co. (The)	26,361	1,248
Danaher Corp.	10,289	1,061
Factset Research Systems, Inc.	2,213	443
Fidelity National Information Services, Inc.	6,858	703
Microsoft Corp.	22,709	2,307
Moody's Corp.	2,611	366
NIKE, Inc., Class B	8,556	634
Philip Morris International, Inc.	18,565	1,239
Twenty-First Century Fox, Inc., Class A	26,902	1,295
Twenty-First Century Fox, Inc., Class B	22,442	1,072
Visa, Inc., Class A	11,888	1,569
Zoetis, Inc.	12,626	1,080
		19,269
Total Common Stocks (Cost $22,658)		31,768
Short-Term Investment (1.7%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $552)	552,088	552
Total Investments (100.0%) (Cost $23,210) (b)(c)		32,320
Other Assets in Excess of Liabilities (0.0%) (d)		2
Net Assets (100.0%)		$32,322

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $12,499,000 and 38.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $23,353,000. The aggregate gross unrealized appreciation is approximately $10,079,000 and the aggregate gross unrealized depreciation is approximately $1,112,000, resulting in net unrealized appreciation of approximately $8,967,000.

(d)  Amount is less than 0.05%.

Portfolio Composition

Classification	Percentage of Total Investments
Information Technology Services	14.6%
Beverages	12.1
Software	11.4
Health Care Equipment & Supplies	11.4
Household Products	10.5
Other*	9.5
Personal Products	8.7
Tobacco	8.5
Media	7.3
Professional Services	6.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $22,658)	$31,768
Investment in Security of Affiliated Issuer, at Value (Cost $552)	552
Total Investments in Securities, at Value (Cost $23,210)	32,320
Dividends Receivable	63
Tax Reclaim Receivable	37
Receivable from Affiliate	1
Other Assets	6
Total Assets	32,427
Liabilities:
Payable for Professional Fees	60
Payable for Servicing Fees	12
Payable for Distribution Fees — Class II Shares	7
Payable for Custodian Fees	6
Payable for Advisory Fees	5
Payable for Fund Shares Redeemed	4
Payable for Administration Fees	2
Payable for Transfer Agency Fees	1
Other Liabilities	8
Total Liabilities	105
NET ASSETS	$32,322
Net Assets Consist of:
Paid-in-Capital	$18,453
Total Distributable Earnings	13,869
Net Assets	$32,322
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,890,157 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.18

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $16 of Foreign Taxes Withheld)	$757
Dividends from Security of Affiliated Issuer (Note H)	10
Total Investment Income	767
Expenses:
Advisory Fees (Note B)	295
Professional Fees	123
Distribution Fees — Class II Shares (Note E)	92
Servicing Fees (Note D)	50
Administration Fees (Note C)	29
Custodian Fees (Note G)	24
Shareholder Reporting Fees	16
Directors' Fees and Expenses	4
Transfer Agency Fees (Note F)	3
Other Expenses	16
Total Expenses	652
Waiver of Advisory Fees (Note B)	(210)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	441
Net Investment Income	326
Realized Gain (Loss):
Investments Sold	4,536
Foreign Currency Translation	(8)
Net Realized Gain	4,528
Change in Unrealized Appreciation (Depreciation):
Investments	(5,287)
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	(5,288)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(760)
Net Decrease in Net Assets Resulting from Operations	$(434)

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$326	$377
Net Realized Gain	4,528	6,023
Net Change in Unrealized Appreciation (Depreciation)	(5,288)	2,547
Net Increase (Decrease) in Net Assets Resulting from Operations	(434)	8,947
Dividends and Distributions to Shareholders:
Class II	(6,366)	(5,383)*
Capital Share Transactions:(1)
Class II:
Subscribed	302	563
Distributions Reinvested	6,366	5,383
Redeemed	(6,864)	(8,033)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(196)	(2,087)
Total Increase (Decrease) in Net Assets	(6,996)	1,477
Net Assets:
Beginning of Period	39,318	37,841
End of Period	$32,322	$39,318 †
(1) Capital Share Transactions:
Class II:
Shares Subscribed	23	42
Shares Issued on Distributions Reinvested	539	425
Shares Redeemed	(535)	(596)
Net Increase (Decrease) in Class II Shares Outstanding	27	(129)

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class II:
Net Investment Income	$(505)
Net Realized Gain	$(4,878)

†  Accumulated Undistributed Net Investment Income for the year ended December 31, 2017 was $375.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Financial Highlights

Global Franchise Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$13.73		$12.64		$14.02		$16.04		$18.31
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11		0.13		0.16		0.19		0.30
Net Realized and Unrealized Gain (Loss)	(0.22)		2.96		0.63		0.76		0.57
Total from Investment Operations	(0.11)		3.09		0.79		0.95		0.87
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.19)		(0.21)		(0.35)		(0.39)
Net Realized Gain	(2.29)		(1.81)		(1.96)		(2.62)		(2.75)
Total Distributions	(2.44)		(2.00)		(2.17)		(2.97)		(3.14)
Net Asset Value, End of Period	$11.18		$13.73		$12.64		$14.02		$16.04
Total Return(3)	(1.77)%		25.75%		5.42%		6.20%		4.51%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$32,322		$39,318		$37,841		$45,673		$53,347
Ratio of Expenses to Average Net Assets(6)	1.20	%(4)	1.20	%(4)	1.20	%(4)	1.20	%(4)	1.20	%(4)
Ratio of Net Investment Income to Average Net Assets(6)	0.88	%(4)	0.96	%(4)	1.19	%(4)	1.25	%(4)	1.73	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	27%		26%		24%		26%		20%
(6) Supplemental Information on the Ratios to Average Net Assets:

Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.77%	1.73%	1.60%	1.65%	1.66%
Net Investment Income to Average Net Assets	0.31%	0.43%	0.79%	0.80%	1.27%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Company seeks long-term capital appreciation. The Fund currently offers Class II shares only, although Class I shares may be offered in the future.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which

11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$1,248	$2,646	$—	$3,894
Capital Markets	809	—	—	809
Health Care Equipment & Supplies	3,690	—	—	3,690
Household Products	652	2,745	—	3,397
Information Technology Services	4,698	—	—	4,698
Media	2,367	—	—	2,367
Personal Products	—	2,814	—	2,814
Pharmaceuticals	1,080	—	—	1,080
Professional Services	—	1,937	—	1,937
Software	2,307	1,389	—	3,696
Textiles, Apparel & Luxury Goods	634	—	—	634
Tobacco	1,784	968	—	2,752
Total Common Stocks	19,269	12,499	—	31,768
Short-Term Investment
Investment Company	552	—	—	552
Total Assets	$19,821	$12,499	$—	$32,320

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.23% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $210,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $9,876,000 and $16,156,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$653	$6,786	$6,887	$10
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$552

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$439	$5,927	$505	$4,878

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2018.

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$315	$4,589

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 87.2%.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Franchise Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Franchise Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 20, 2019

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders 85.16% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $5,927,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGFANN
2394359 EXP. 02.29.20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Global Real Estate Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example	2
Investment Overview	3
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Director and Officer Information	21

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Global Real Estate Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class II	$1,000.00	$917.20	$1,018.90	$6.04	$6.36	1.25%

*  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited)

Global Real Estate Portfolio

The Fund seeks to provide current income and capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class II shares had a total return based on net asset value and reinvestment of distributions per share of –8.20%, net of fees. The Fund's Class II shares underperformed against the Fund's benchmark, the FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned –5.05%, and modestly outperformed the MSCI World Index, which returned –8.71%.

Factors Affecting Performance

•  The broader equity market declined for the 12-month period and appears to be pricing in an economic slowdown scenario. In the fourth quarter, a host of macro concerns appeared to result in a broad-based sell-off, which also negatively impacted listed real estate share prices. Within real estate, market segments viewed as more defensive generally outperformed.

•  The global real estate securities market declined 5.1% during the 12-month period ending December 31, 2018, as measured by the Index.

•  Property stocks in Asia, measured by the FTSE EPRA Nareit Developed Asia Index, declined 1.5%. In Hong Kong, concerns about the trade war, interest rates and economic weakness continue to weigh on investor sentiment. In Japan, the currency experienced strength and the Japan REITs (J-REITs) posted the largest gains on a global basis due to their defensive characteristics.

•  Property stocks in the U.S., measured by the FTSE EPRA Nareit U.S. Index, declined 3.9%. There was significant negative sentiment and share price weakness towards key market segments, resulting in very wide discounts to net asset values (NAVs), which included NYC office, high-quality retail and central business district (CBD) office and hotels, while market segments trading at premiums due to their perceived defensive characteristics (e.g., health care and net lease assets) experienced share price gains for the period.

•  Property stocks in Europe, measured by the FTSE EPRA Nareit Developed EMEA Index, declined 12.1% and lagged Asia and the U.S. Share prices of Continental retail companies experienced significant declines due to concerns over retailer challenges. In the U.K., uncertainty over

Brexit persisted and became more acute in the fourth quarter, but leasing activity and investment transactions for London office remain active and have demonstrated resilience in underlying asset values.

•  Listed real estate security returns should mirror private real estate performance. There are concerns that values may have peaked or are even poised to decline after significant appreciation. However, based on significant transactional evidence, pricing has generally remained stable for high-quality assets for the last two years, which has resulted in a significant disparity in real estate valuations between the public markets and private markets following share price declines over the period.

•  Overall, share prices have largely been driven by macro themes, central bank policies and investor preference for market segments with more defensive characteristics, as opposed to valuations and fundamentals. This has resulted in pockets of the global listed property market trading at premium valuations relative to their peers due to their perceived defensive characteristics (e.g., U.S. net lease and health care REITs, German residential stocks, J-REITs and Australian REITs). Despite transactional evidence continuing to demonstrate strength in asset values, there was significant negative investor sentiment towards key market segments, resulting in very wide discounts to NAVs, which included NYC office, Hong Kong commercial property companies, U.S. and Continental Europe high-quality retail, the U.K. Majors and London office specialists, and U.S. CBD office and hotels. Given the Fund's value-oriented investment style, the Fund was underweight many of the segments viewed as defensive and trading at relative premium valuations. As those segments outperformed over the period, this underweighting was a key detractor from relative performance.

•  From a regional perspective, performance within the Asian regional portfolio contributed to relative performance, while the North American and European portfolios detracted. Top-down regional allocation and cash held in the Fund modestly contributed to relative performance.

•  In Asia, the Fund benefited from stock selection in Hong Kong and the underweight to Singapore; this was partially offset by the overweight to Hong Kong and the underweight to Japan. In Europe, the Fund benefited from the underweight to U.K. retail securities and stock selection within and the overweight to Spain; but this was more than offset by the overweight to Continental retail, the overweight to and stock selection within the U.K. Majors, and the underweight to German residential. In the

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

U.S., the Fund benefited from stock selection in the U.S. diversified sector; but this was more than offset by the overweight to and stock selection within the U.S. primary CBD office sector, which is facing significant negative investor sentiment, as well as the underweight to and stock selection within the U.S. health care sector and the underweight to U.S. net lease assets — both are sectors that are viewed as defensive by investors.

Management Strategies

•  The global portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (North America, Europe and Asia) relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2018, the Fund was modestly overweight the Asian listed property sector, relatively neutral to the North American listed property sector and modestly underweight the European listed property sector. We would note that regional bets are currently relatively muted due to a lack of large valuation disparities among the regions and due to macro uncertainties which may impact regional share prices far more than underlying fundamentals and valuations, and we have instead focused on the enormous disparities in valuations among market segments within each of the major regions. We see the most attractive expected return prospects from companies concentrated in U.S. CBD office (especially NYC office), the Hong Kong commercial property companies, U.S. and Continental high-quality retail, the U.K. Majors and London office specialists, U.S. hotels and select opportunities to invest in other core assets at attractive discounted valuations in a number of other global markets.

•  In Hong Kong, there is continued strength in valuations for commercial assets as evidenced by elevated transaction volumes. The Hong Kong office market features low vacancy levels and continued rental growth, while there has been a recent slowdown in strong growth of retail sales in Hong Kong. The Hong Kong real estate operating companies (REOCs) continue to represent a significant overweight in the global portfolio, as the stocks offer highly attractive value with the widest overall discrepancy between public and private valuations among public listed global property markets despite healthy operating fundamentals, solid recurring cash flow growth and continued strength in asset values in the private markets, as well as improving corporate governance and capital management. The discounted valuations are further accentuated as the Hong Kong REOCs maintain very modest leverage levels. These NAV discounts could eventually narrow for companies that are willing to recycle assets on the balance sheet to realize their latent gains and engage in corporate restructuring to improve transparency and capital management, and potentially eliminate any holding company discounts, as well as any improvement in recent negative sentiment. In Japan, the investment market remains active but there is some caution due to all-time low capitalization rates and continued policy uncertainty. There is a significant disparity in valuations with the Japan REOCs trading at discounts to NAVs and the J-REITs trading at premiums to NAVs. The J-REITs generally own lower-quality assets as compared to the J-REOCs, but J-REIT share prices have been bolstered by investors' search for yield, the Bank of Japan's commitment to monetary easing and the asset purchase program, and the perception of REITs as a bond proxy. The Fund is underweight Japan overall, driven primarily by the large underweight to the J-REITs. In Australia, key office markets are experiencing improved rental growth, while operating fundamentals in the Australian retail sector remain lackluster relative to historical levels. The Australian REIT sector ended the period trading at a premium to NAVs and remains far less attractive relative to the Hong Kong REOCs within Asia.

•  In the U.K., the Brexit vote created expectations for declines in NAVs, but office market transaction and leasing activity to date have indicated far more modest declines than initially expected. Although uncertainty over Brexit persists (and became more acute in the fourth quarter of 2018), there remains continued investor interest in London assets, especially from foreign investors showing a willingness to pay prices that reflect values at or above pre-Brexit levels, although the value of U.K. retail assets are weakening. Overall, property stocks in the U.K. ended the

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

period trading at a 21% discount to NAVs.(i) There is attractive value in the large-cap U.K. Majors, which trade at a 35% discount to NAVs,(i) and London office specialists, which trade at a 25% discount.(i) These discounts are well in excess of expected asset value declines and reflect a disparity in value versus Other U.K. stocks. On the Continent, valuations are being supported by stable property fundamentals. Property stocks on the Continent ended the period trading at a 15% discount to NAVs(i) overall, although there is a meaningful disparity in valuations, with the Continental retail stocks trading at a 35% discount to NAVs(i) following accelerated share price weakness on concerns over retail challenges despite stable operating results by the companies. Within Europe, we remain overweight the U.K. Majors and London office specialists and Continental retail, and underweight Germany and other segments in the U.K.

•  In the U.S., the REIT market ended the period trading at a 5% discount to NAVs,(i) with various segments trading at meaningful discounts. There is an enormous disparity in relative valuations among the various REIT sectors. We see the most attractive value in the owners of NYC office assets. We also see attractive value in high-quality retail, CBD office, hotel and apartment stocks. These companies provide exposure to high-quality core assets at significant discounted valuations. Our company-specific research leads us to an overweighting in the Fund to a group of companies that are focused in the ownership of NYC office assets as well as high-quality retail, CBD office, hotel, and apartment assets and a number of out of favor companies, and an underweighting to companies concentrated in the ownership of net lease and health care assets. The Fund is underweight Canada given less attractive relative valuations.

(i)  Morgan Stanley Investment Management, as of December 31, 2018

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the FTSE EPRA Nareit Developed Real Estate Index – Net Total Return to U.S. Investors(1) and the MSCI World Index(2)

	Period Ended December 31, 2018
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class II(4)	–8.20%	3.11%	9.22%	3.33%
FTSE EPRA Nareit Developed Real Estate Index – Net Total Return to U.S. Investors	–5.05	4.99	10.21	3.79
MSCI World Index	–8.71	4.56	9.67	4.64

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the developed world. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. Investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 28, 2006.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.7%)
Australia (3.8%)
Dexus REIT	49,225	$368
Goodman Group REIT	54,238	406
GPT Group (The) REIT	73,052	275
Mirvac Group REIT	131,165	207
Scentre Group REIT	227,546	625
Stockland REIT	102,390	254
Vicinity Centres REIT	202,742	371
		2,506
Austria (0.1%)
Atrium European Real Estate Ltd. (a)	24,650	91
Canada (1.8%)
Boardwalk REIT	2,174	60
Crombie Real Estate Investment Trust REIT	9,219	85
Extendicare, Inc.	2,827	13
First Capital Realty, Inc.	30,132	416
H&R Real Estate Investment Trust REIT	6,543	99
RioCan Real Estate Investment Trust REIT	27,186	474
SmartCentres Real Estate Investment Trust REIT	2,955	67
		1,214
China (1.0%)
China Overseas Land & Investment Ltd. (b)	58,000	200
China Resources Land Ltd. (b)	12,000	46
Country Garden Holdings Co., Ltd. (b)	186,000	224
Guangzhou R&F Properties Co., Ltd. H Shares (b)	68,400	102
Longfor Group Holdings Ltd. (b)	29,500	88
		660
Finland (0.2%)
Citycon Oyj (a)	15,702	29
Kojamo Oyj (a)	13,438	125
		154
France (5.3%)
Carmila SA REIT	2,567	47
Covivio REIT	1,906	184
Gecina SA REIT	3,880	501
ICADE REIT	2,738	208
Klepierre SA REIT	40,720	1,254
Mercialys SA REIT	14,391	197
Unibail-Rodamco-Westfield REIT	7,478	1,155
		3,546
Germany (2.5%)
ADO Properties SA (c)	2,535	133
Alstria Office AG REIT	11,595	162
Deutsche Wohnen SE	8,963	411
LEG Immobilien AG	1,143	119
Vonovia SE	17,853	810
		1,635
Hong Kong (11.8%)
Champion REIT	284,000	194
CK Asset Holdings Ltd.	79,000	575
Henderson Land Development Co., Ltd.	32,666	162
	Shares	Value (000)
Hongkong Land Holdings Ltd.	187,700	$1,183
Hysan Development Co., Ltd.	95,921	455
Link REIT	147,664	1,487
New World Development Co., Ltd.	327,585	430
Sino Land Co., Ltd.	163,638	279
Sun Hung Kai Properties Ltd.	111,393	1,580
Swire Properties Ltd.	215,300	752
Wharf Holdings Ltd. (The)	92,816	241
Wharf Real Estate Investment Co., Ltd.	92,420	549
		7,887
Ireland (0.5%)
Green REIT PLC	145,428	225
Hibernia REIT PLC	84,195	120
		345
Japan (9.9%)
Activia Properties, Inc. REIT	35	142
Advance Residence Investment Corp. REIT	74	204
Frontier Real Estate Investment Corp. REIT	15	60
GLP J-REIT	231	236
Hulic Co., Ltd.	24,000	215
Hulic REIT, Inc.	29	45
Invincible Investment Corp. REIT	174	72
Japan Hotel REIT Investment Corp.	176	126
Japan Real Estate Investment Corp. REIT	79	444
Japan Retail Fund Investment Corp. REIT	166	332
Kenedix Office Investment Corp. REIT	14	89
Mitsubishi Estate Co., Ltd.	75,800	1,188
Mitsui Fudosan Co., Ltd.	51,500	1,141
Mori Trust Sogo Reit, Inc.	57	83
Nippon Building Fund, Inc. REIT	101	636
Nippon Prologis, Inc. REIT	32	67
Nomura Real Estate Holdings, Inc.	3,100	57
Nomura Real Estate Master Fund, Inc. REIT	255	336
Orix, Inc. J-REIT	53	88
Premier Investment Corp. REIT	87	99
Sumitomo Realty & Development Co., Ltd.	17,000	621
Tokyo Tatemono Co., Ltd.	1,800	18
United Urban Investment Corp. REIT	195	302
		6,601
Malta (0.0%)
BGP Holdings PLC (a)(d)(e)	5,886,464	7
Netherlands (0.5%)
Eurocommercial Properties N.V. CVA REIT	9,126	282
NSI NV REIT	765	30
		312
Norway (0.4%)
Entra ASA (c)	17,571	233
Norwegian Property ASA	34,158	42
		275
Singapore (0.9%)
APAC Realty Ltd.	59,400	19
Ascendas Real Estate Investment Trust REIT	39,400	74
CapitaLand Commercial Trust REIT	112,592	144

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Singapore (cont'd)
CapitaLand Mall Trust REIT	76,000	$126
City Developments Ltd.	5,600	33
Mapletree Logistics Trust REIT	49,500	46
Suntec Real Estate Investment Trust REIT	30,400	40
UOL Group Ltd.	24,774	112
		594
Spain (0.9%)
Inmobiliaria Colonial Socimi SA REIT	16,336	152
Merlin Properties Socimi SA REIT	37,338	461
		613
Sweden (0.8%)
Atrium Ljungberg AB, Class B	5,862	101
Castellum AB	6,344	117
Hufvudstaden AB, Class A	14,197	220
Kungsleden AB	11,769	83
		521
Switzerland (0.3%)
PSP Swiss Property AG (Registered)	2,088	205
United Kingdom (5.4%)
British Land Co., PLC (The) REIT	126,529	860
Derwent London PLC REIT	12,874	467
Grainger PLC	37,557	100
Great Portland Estates PLC REIT	50,359	422
Hammerson PLC REIT	28,979	121
Intu Properties PLC REIT	36,728	53
Land Securities Group PLC REIT	90,401	927
LXB Retail Properties PLC (a)	137,376	20
Segro PLC REIT	19,081	143
Shaftesbury PLC REIT	5,035	53
St. Modwen Properties PLC	30,444	153
Urban & Civic PLC	59,859	200
Workspace Group PLC REIT	5,634	57
		3,576
United States (53.6%)
Alexandria Real Estate Equities, Inc. REIT	3,860	445
American Campus Communities, Inc. REIT	8,430	349
American Homes 4 Rent, Class A REIT	34,596	687
Apartment Investment & Management Co., Class A REIT	6,490	285
AvalonBay Communities, Inc. REIT	10,769	1,874
Boston Properties, Inc. REIT	19,728	2,220
Brandywine Realty Trust REIT	19,450	250
Brixmor Property Group, Inc. REIT	64,405	946
Camden Property Trust REIT	8,234	725
Chesapeake Lodging Trust REIT	15,129	368
Columbia Property Trust, Inc. REIT	25,135	486
Corporate Office Properties Trust REIT	8,895	187
Cousins Properties, Inc. REIT	23,265	184
CubeSmart REIT	19,959	573
DiamondRock Hospitality Co. REIT	32,283	293
Digital Realty Trust, Inc. REIT	5,254	560
Duke Realty Corp. REIT	12,461	323
	Shares	Value (000)
Empire State Realty Trust, Inc., Class A REIT	9,240	$131
Equity Residential REIT	18,693	1,234
Essex Property Trust, Inc. REIT	2,285	560
Extra Space Storage, Inc. REIT	3,850	348
Gaming and Leisure Properties, Inc. REIT	9,398	304
HCP, Inc. REIT	8,435	236
Healthcare Realty Trust, Inc. REIT	33,714	959
Healthcare Trust of America, Inc., Class A REIT	11,488	291
Host Hotels & Resorts, Inc. REIT	95,943	1,599
Hudson Pacific Properties, Inc. REIT	16,042	466
Invitation Homes, Inc. REIT	25,089	504
JBG SMITH Properties REIT	7,406	258
Kilroy Realty Corp. REIT	3,489	219
Kimco Realty Corp. REIT	10,421	153
Lexington Realty Trust REIT	15,670	129
Life Storage, Inc. REIT	2,035	189
Macerich Co. (The) REIT	30,444	1,318
Mack-Cali Realty Corp. REIT	27,711	543
Mid-America Apartment Communities, Inc. REIT	4,963	475
Paramount Group, Inc. REIT	64,291	808
ProLogis, Inc. REIT	36,627	2,151
Public Storage REIT	4,346	880
QTS Realty Trust, Inc., Class A REIT	8,201	304
Regency Centers Corp. REIT	19,384	1,137
RLJ Lodging Trust REIT	49,846	817
Simon Property Group, Inc. REIT	23,890	4,013
SL Green Realty Corp. REIT	28,635	2,264
Sunstone Hotel Investors, Inc. REIT	18,000	234
Tier REIT, Inc. REIT	9,010	186
UDR, Inc. REIT	7,843	311
Ventas, Inc. REIT	6,610	387
Vornado Realty Trust REIT	20,551	1,275
Welltower, Inc. REIT	4,824	335
		35,773
Total Common Stocks (Cost $57,923)		66,515
Short-Term Investment (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $99)	98,770	99
Total Investments (99.8%) (Cost $58,022) (f)(g)		66,614
Other Assets in Excess of Liabilities (0.2%)		137
Net Assets (100.0%)		$66,751

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

(d)  At December 31, 2018, the Fund held a fair valued security valued at approximately $7,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(e)  Security has been deemed illiquid at December 31, 2018.

(f)  The approximate fair value and percentage of net assets, $29,521,000 and 44.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $62,378,000. The aggregate gross unrealized appreciation is approximately $8,446,000 and the aggregate gross unrealized depreciation is approximately $4,210,000, resulting in net unrealized appreciation of approximately $4,236,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	26.7%
Retail	22.3
Office	19.7
Residential	14.2
Other*	6.9
Lodging/Resorts	5.1
Industrial	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $57,923)	$66,515
Investment in Security of Affiliated Issuer, at Value (Cost $99)	99
Total Investments in Securities, at Value (Cost $58,022)	66,614
Foreign Currency, at Value (Cost $63)	63
Dividends Receivable	272
Tax Reclaim Receivable	66
Receivable for Investments Sold	57
Receivable from Affiliate	1
Receivable for Fund Shares Sold	1
Other Assets	9
Total Assets	67,083
Liabilities:
Payable for Fund Shares Redeemed	76
Payable for Advisory Fees	62
Payable for Professional Fees	57
Payable for Investments Purchased	54
Payable for Custodian Fees	23
Payable for Servicing Fees	19
Payable for Distribution Fees — Class II Shares	15
Payable for Administration Fees	5
Payable for Transfer Agency Fees	1
Other Liabilities	20
Total Liabilities	332
NET ASSETS	$66,751
Net Assets Consist of:
Paid-in-Capital	$57,282
Total Distributable Earnings	9,469
Net Assets	$66,751
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,762,871 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.87

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $112 of Foreign Taxes Withheld)	$2,791
Dividends from Security of Affiliated Issuer (Note H)	6
Total Investment Income	2,797
Expenses:
Advisory Fees (Note B)	625
Distribution Fees — Class II Shares (Note E)	189
Servicing Fees (Note D)	129
Professional Fees	118
Custodian Fees (Note G)	71
Administration Fees (Note C)	61
Shareholder Reporting Fees	25
Pricing Fees	9
Directors' Fees and Expenses	5
Transfer Agency Fees (Note F)	4
Other Expenses	19
Total Expenses	1,255
Waiver of Advisory Fees (Note B)	(250)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	1,004
Net Investment Income	1,793
Realized Gain (Loss):
Investments Sold	4,826
Foreign Currency Translation	(10)
Net Realized Gain	4,816
Change in Unrealized Appreciation (Depreciation):
Investments	(12,820)
Foreign Currency Translation	(7)
Net Change in Unrealized Appreciation (Depreciation)	(12,827)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(8,011)
Net Decrease in Net Assets Resulting from Operations	$(6,218)

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,793	$1,887
Net Realized Gain	4,816	5,082
Net Change in Unrealized Appreciation (Depreciation)	(12,827)	676
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,218)	7,645
Dividends and Distributions to Shareholders:
Class II	(2,376)	(2,013)*
Capital Share Transactions:(1)
Class II:
Subscribed	6,341	9,182
Distributions Reinvested	2,376	2,013
Redeemed	(16,997)	(19,449)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(8,280)	(8,254)
Total Decrease in Net Assets	(16,874)	(2,622)
Net Assets:
Beginning of Period	83,625	86,247
End of Period	$66,751	$83,625 †
(1) Capital Share Transactions:
Class II:
Shares Subscribed	593	861
Shares Issued on Distributions Reinvested	219	193
Shares Redeemed	(1,593)	(1,833)
Net Decrease in Class II Shares Outstanding	(781)	(779)

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 was as follows:

Class II:
Net Investment Income	$(2,013)

†  Accumulated Undistributed Net Investment Income for the year ended December 31, 2017 was $807.
The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Financial Highlights

Global Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$11.09		$10.36		$10.18		$10.57		$9.35
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.25		0.24		0.16		0.14		0.16
Net Realized and Unrealized Gain (Loss)	(1.13)		0.75		0.16		(0.29)		1.13
Total from Investment Operations	(0.88)		0.99		0.32		(0.15)		1.29
Distributions from and/or in Excess of:
Net Investment Income	(0.34)		(0.26)		(0.14)		(0.24)		(0.07)
Net Asset Value, End of Period	$9.87		$11.09		$10.36		$10.18		$10.57
Total Return(3)	(8.20)%		9.71%		3.12%		(1.42)%		13.85%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$66,751		$83,625		$86,247		$94,884		$104,996
Ratio of Expenses to Average Net Assets(7)	1.33	%(4)(5)	1.40	%(4)	1.40	%(4)	1.40	%(4)	1.40	%(4)
Ratio of Net Investment Income to Average Net Assets(7)	2.37	%(4)	2.26	%(4)	1.54	%(4)	1.80	%(4)	1.54	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	36%		34%		24%		26%		31%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.66%		1.69%		1.60%		1.67%		1.72%
Net Investment Income to Average Net Assets	2.04%		1.97%		1.34%		1.53%		1.22%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class II shares. Prior to July 1, 2018, the maximum ratio was 1.40% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Fund seeks to provide current income and capital appreciation. The Fund currently offers Class II shares only, although Class I shares may be offered in the future.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value,

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$2,800	$14,991	$—	$17,791
Health Care	2,221	—	—	2,221
Industrial	2,474	898	—	3,372
Industrial/Office Mixed	129	157	—	286
Lodging/Resorts	3,311	126	—	3,437
Office	8,389	4,727	—	13,116
Residential	7,064	2,372	7	9,443
Retail	8,609	6,250	—	14,859
Self Storage	1,990	—	—	1,990
Total Common Stocks	36,987	29,521	7	66,515
Short-Term Investment
Investment Company	99	—	—	99
Total Assets	$37,086	$29,521	$7	$66,614

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance		$7
Purchases		—
Sales		—
Amortization of discount		—
Transfers in		—
Transfers out		—
Corporate actions		—
Change in unrealized appreciation (depreciation)		(—	@)
Realized gains (losses)		—
Ending Balance		$7
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$	(—	@)

@  Value is less than $500.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2018. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2018.

	Fair Value at December 31, 2018 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input++
Common Stock	$7	Market Transaction Method	Transaction Valuation	$0.001	Increase
			Discount for Lack of Marketability	50.0%	Decrease

*  Amount is indicative of the weighted average.

++  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date

(date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the daily net assets of the Fund. Effective July 1, 2018, advisory fee has been reduced to an annual rate of 0.80% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual portfolio operating expenses, excluding certain investment related expenses, taxes,

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

interest and other extraordinary expenses (including litigation), will not exceed 1.40% for Class II shares. Effective July 1, 2018, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual operating expenses will not exceed 1.25% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $250,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST

Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $26,920,000 and $33,898,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,045	$10,173	$11,119	$6
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$99

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,376	$—	$2,013	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, character differences on distributions from real estate investment trust securities and gains and basis adjustments on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(44)	$44

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,979	$3,259

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 86.8%.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Real Estate Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 20, 2019

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGREANN
2395879 EXP. 02.29.20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Global Strategist Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Expense Example	2
Investment Overview	3
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	32
Consolidated Statement of Operations	33
Consolidated Statements of Changes in Net Assets	34
Consolidated Financial Highlights	35
Notes to Consolidated Financial Statements	37
Report of Independent Registered Public Accounting Firm	50
Federal Tax Notice	51
Director and Officer Information	52

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Global Strategist Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$947.70	$1,020.72	$4.37	$4.53	0.89%
Global Strategist Portfolio Class II	1,000.00	946.30	1,020.21	4.86	5.04	0.99

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited)

Global Strategist Portfolio

The Fund seeks total return.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –6.50%, net of fees, and –6.65%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the MSCI All Country World Index (the "Index"), which returned –9.41%, and underperformed the Customized MSIM Global Allocation Index (the "Customized Index"), which returned –6.00%. The Fund and benchmark index performance is in U.S. dollar ("USD") terms.

Factors Affecting Performance*(i)

•  Global equities fell –7.7% during 2018, the worst annual return since 2008 and the first negative full-year return since 2011 (as measured by the Index net total returns in local currency), amid declining central bank liquidity and slowing global growth. After a negative first quarter in which markets were weighed down by rising rates and inflation as well as increasing protectionism, global equities steadily rallied during the second and third quarters, propelled by strong U.S. earnings and economic growth. Global equities sold off again sharply in the fourth quarter (–12.5% as measured by the Index net total returns in local currency) on renewed concerns over rising rates and geopolitical tensions (Brexit, Italy and U.S.-China trade wars), now combined with slowing growth data in the U.S. and China.

•  All equity regions had negative performance for the year. Despite the sharp (nearly –20%) sell-off in the fourth quarter, the U.S. was still the regional leader for the full year (–4.4%, S&P 500 Index, total return). A strong late-cycle economy combined with tax cuts helped 2018 U.S. earnings per share growth to surprise positively, growing +23% year-over-year. And yet stock prices fell by –6% (S&P 500 Index price return; or –4.4% on a total return basis including dividends), because trailing price-earnings (P/E) multiples compressed by –24%.(ii) Multiple compression was driven by slowing growth, an increasingly hawkish Federal Reserve (Fed) for most of the year, and fears of peaking stimulus and earnings amid rising protectionism. Eurozone equities fell –12% (Euro Stoxx 50 Index in euros), hurt by last year's currency strength, political uncertainty in Italy, Brexit, persistently disappointing economic data and the end of the European Central Bank's (ECB) quantitative easing program in December. Emerging market (EM) equities fell –14.6% in

USD and –10.1% in local currency in 2018 (MSCI Emerging Markets Index). EM equities initially rose in the first quarter when the USD weakened, then fell sharply in the second and third quarters, coming under immense pressure from Fed rate hikes, USD strength and a brewing trade war between the U.S. and China. They held up relatively well in the fourth quarter despite evidence of slowing Chinese growth, having already underperformed developed markets by –14% in the first three quarters of the year (MSCI indices, in USD). Japanese equities were the laggards for 2018 (–17.6% TOPIX Index in yen). Japan equity markets fell during the first half of 2018 on concerns over withdrawal of monetary stimulus by the Bank of Japan as well as trade frictions with the U.S. They temporarily rebounded in the third quarter amid strong economic data (second quarter gross domestic product growth +3% quarter-over-quarter annualized(iii)), improving corporate earnings, yen weakness (–2.6% in the third quarter) and easing concerns around trade talks, but then were weighed down again in the fourth quarter by yen strength (+3.7% in fourth quarter) amid risk-off flows.

•  Global bonds were up slightly on a total return basis in local currency terms 2018 (JP Morgan Global Government Bond Index, +1%), but fell –0.7% in USD terms (also total return). However, U.S. Treasury yields rose during the year in response to strong fiscal stimulus-driven growth and signals from the Fed and ECB — until late in the year — that monetary policy would continue to tighten. The Fed delivered four rate hikes during the year and revised upward its projected path of rates. The U.S. 10-year yield rose during the first three quarters by +66 basis points (bps) to 3.06%, then retraced half of this in the fourth quarter, ending the year back down at 2.68% — the lowest level since January 2018, amid a flight to quality assets and signals of a more dovish Fed in response to weakening economic data. The U.S. 2-year

*  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

(i)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg.

(ii)  Source: MSIM Global Multi Asset Team analysis; IBES Pro Forma EPS as of January 9, 2019. Actual/trailing 2018 EPS rose by +22.6%, while trailing P/E multiples contracted by 23.5%, and the market fell –6.3% (1.23 x 0.76 = 0.94).

(iii)  MSIM Global Multi Asset Team analysis; Bloomberg.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

Treasury yield rose +60 bps during the year to 2.49%, flattening the 2-year to 10-year yield curve to just 20 bps. The flattening yield curve caused concern among many market participants, as yield curve inversion has historically been a precursor to recession. Safe Haven German bond yields fell (German 10-year bund yield –19 bps for the year), on weaker economic data in the region and risk-off flows in response to political uncertainty in Italy and concerns around the fallout from Brexit. Italian yields spiked up 73 bps to 2.74%. Most risky spreads widened, with U.S. high yield particularly hard hit in the fourth quarter when spreads increased by 210 bps to end the year at 5.26% (Bloomberg Barclays U.S. High Yield Index option-adjusted spreads, +183 bps for the full year). Emerging market external bond spreads widened 124 bps during the year, as currency devaluations in the second and third quarters stoked higher inflation, prompting many central banks to hike rates amid slowing growth (JP Morgan EMBI Global Index, USD).

•  The U.S. dollar rose 4.4% in 2018, pushed up by increasing interest rate differentials relative to most trading partners as well as investor flight to safe-haven assets amid an intensifying trade war between the U.S. and China. In emerging markets, Fed rate hikes, appreciation in the U.S. dollar and concerns over trade protectionism tipped the most vulnerable EM economies, such as those with large current account deficits like Argentina and Turkey, into crisis, and caused contagion to spread more broadly in EM in the second and third quarters of the year. Many EM currencies sold off sharply, and although some losses were mitigated in the fourth quarter, for the full year the JP Morgan Emerging Market Currency Index was down –10.7%. The Argentine peso (–51%) was the worst performing currency despite securing a financing deal from the International Monetary Fund aimed at stemming foreign exchange weakness. The Turkish lira fell –28% as investors grew concerned over President Erdogan's increasingly authoritarian control over monetary policy, confrontations with the U.S. and the potential for lack of fiscal discipline under his leadership following his electoral win. The Brazilian real fell –17% on concerns over lack of political will to implement fiscal reforms and a truckers strike over rising fuel prices which disrupted economic activity. The contagion spread to South Africa and Russia, where currencies fell roughly –14% and 17%, respectively. One notable exception was the Mexican peso, which ended the year flat, helped in part by a relief rally on reduced uncertainty after Andres Manuel Lopez Obrador, known as AMLO, won the presidential election, and the U.S. and

Mexico agreed on a revised trade deal (the U.S.-Mexico-Canada-Agreement) to replace the North American Free Trade Agreement, which left many of the original agreement's key provisions intact. The Japanese yen was the only major currency to strengthen versus the U.S. dollar (+2.8%) as a result of safe-haven inflows.

•  Commodities fell –13.8% in 2018 (S&P GSCI Total Return Index in USD), driven by oil and industrial commodities falling –20% (Brent, copper). During the first three quarters of the year, oil rose nearly 16% on strong global growth, Venezuela's production collapse, U.S. sanctions on Iranian oil and bottlenecks in U.S. shale. However during the fourth quarter, Brent oil fell by –35% amid falling demand forecasts and oversupply concerns, as Saudi Arabia and Russia agreed to raise production and the U.S. announced waivers for importers of sanctioned Iranian oil. The price of copper fell throughout the year on trade-war fears, weakening Chinese data and the stronger dollar.

•  The Fund's asset allocation mix of average underweights in cash and commodities, a neutral position in equities and an average overweight in fixed income had a positive impact on performance.

•  Active positions within equities detracted from performance. Contributors during the period included underweight positions in Chinese equities (H-shares) and in luxury goods and global machinery stocks, all relative to global equities. In addition, an overweight position in U.S. volatility (beta hedged) and an underweight position in emerging market equities relative to developed market equities also contributed to performance. These gains were offset by losses from overweight positions in U.S. consumer finance stocks relative to U.S. equites and Japanese equities relative to U.S. equities. In addition, our underweight positions in U.S. cyclical vs. U.S. defensive equities, in Australian banks relative to developed market banks and global equities, and in Canadian banks relative to global equities all detracted from performance.

•  Active positions within fixed income contributed to performance. Contributors included directional overweight positions in Brazilian 3-year bonds, U.S. 10-year and 30-year Treasuries and Argentine 1-year USD bonds. Detractors during the period included overweight positions in U.S. 10-year TIPS (Treasury inflation-protected securities), South African 10-year bonds and Argentine 10-year bonds.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

•  Active positions within commodities (implemented via commodity futures) had a positive impact on performance, as an underweight position in copper and an overweight position in gold both contributed.

•  Active currency positions (implemented via currency forwards and futures) negatively impacted performance. Underweight positions in the euro and in the Australian dollar, both relative to the U.S. dollar, contributed to performance. These gains were offset by losses from an underweight position in the Japanese yen relative to the U.S. dollar, and overweight positions in the Swedish krona relative to the euro, the Turkish lira and the Argentine peso (with the latter two both relative to emerging market currencies).

Management Strategies(iv)

•  As of December 31, 2018, the Fund's allocation was approximately 62% global equities, 56% global fixed income (50% in U.S. 10-year Treasury duration-equivalent exposure), 1% commodities and –19% cash.

•  Going into 2019, we expect global growth to slow, led down by the U.S. and China, and are neutral global equities, modestly overweight bonds (primarily in U.S. Treasuries and TIPS), and underweight cyclical vs. defensive equities. As U.S. growth slows and converges with the rest of the world, we favor non-U.S. assets (equities, currencies) and are overweight gold. We are bearish on China-sensitive assets.

•  After a 2018 in which the era of "Free Money" came to an end as the Fed raised the price of money from zero, contributing to massive underperformance of equity markets relative to the real economy and profits, we expect a pause in the Fed's rate hiking cycle, a modest rebound in risky assets and a stabilization in equity market multiples in the first half of the year. By the second half, we expect the focus will shift from equity multiple compression (following 2018's –24% compression in U.S. P/E multiples) to earnings growth disappointments as a likely 2020 recession approaches.

•  We are neutral global equities, despite slightly oversold conditions and cheap valuations (12.9x forward earnings are 6-7% cheap to our measure of fair value), given a deteriorating growth/inflation trade-off and falling profits.(v) We expect global gross domestic product growth to slow from the 2017 peak of 3.5% (and the current 2.9% pace) to 2.4% in the next 12 months, dragged down by the U.S. and China, while the rest of the world stabilizes.(vi) We expect modestly higher inflation globally, with U.S. core inflation rising +20 bps to 2.1% by end-2019.(vi) Europe and Japan core inflation will likely rise by a similar magnitude, albeit from lower levels (1% and 0.4%, respectively), and inflation in EM will remain mixed (low and stable in China and Brazil; rising in Europe, Middle East Africa; falling in Argentina and Turkey).

•  We believe U.S. exceptionalism is coming to an end. In the last decade, better growth, more generous policy and beneficial stock market composition (e.g. more tech/internet and less banks/commodities) helped U.S. equities outperform global equities by 150%(vii), resulting in U.S. stocks trading at a 40% premium to the rest of the world and the U.S. dollar trading 7% above its long-term average real effective exchange rate. But the winners of one decade are rarely the winners of the next, and we expect that the U.S. will "catch down" to the rest of the world, with U.S. economic growth slowing from 3.25% over the last three quarters to a 1.5% pace (similar to Europe and below emerging markets ex-China at 3-3.5%) by the end of 2019 as fiscal stimulus ends, financial conditions tighten and the strong dollar impacts net trade. We are underweight U.S. equities relative to the rest of the world and underweight the dollar versus G-10 currencies and emerging currencies.

•  We believe China bumpy landing risks are underappreciated and underpriced by markets. Chinese growth slowed over the last two to three quarters, and we expect this to continue as policy is constrained by existing economic imbalances. Investors are confident in the Chinese government's ability to achieve its policy objectives based on the success of this framework in 2008-09, 2011-12 and 2015-16. But because of the irreconcilability of China's multiple policy objectives (growth above 6-6.5%, a stable currency, contained financial risks/leverage and no housing bubble), the government's easing campaign, which started in July 2018, has been much more modest than the prior three easing cycles. In addition, the effectiveness of policy easing is likely to be much reduced compared to prior episodes, given China's current debt levels (private non-financial

(iv)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg; consensus estimates sourced from Thomson Reuters I/B/E/S.

(v)  Source: MSIM Global Multi Asset Team analysis; IBES.

(vi)  Source: MSIM Global Multi Asset Team estimates.

(vii)  Global and U.S. equities are represented by the MSCI All Country World Index (USD) and the S&P 500 Total Return Index (USD), respectively.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

debt of 206%, greater than any emerging and most developed countries).(ix) Eventually, Chinese policymakers will need to ease more aggressively, but we believe this will occur after a deeper and longer slowdown than most expect. As a result, we are maintaining a cautious stance on Chinese stocks, the renminbi and developed market stocks most sensitive to Chinese growth and the currency, such as luxury goods and elevator stocks. In emerging markets ex-China, we expect growth to rebound as Brazil, South Africa, Turkey and Argentina stabilize or exit recessions.

•  In fixed income, we are modestly overweight U.S. Treasuries, given our expectation for slowing growth and a Fed pause. Treasuries are slightly cheap to fair value based on our model: U.S. 10-year yields, at 2.72%, are above fair value of 2.51% today and expected fair value of 2.36% by year-end 2019. Investor sentiment is neutral — having recently moved out of extreme oversold levels.

•  In commodities, we are overweight gold (and gold mining stocks), which tends to outperform when real rates fall and the U.S. dollar weakens. Real rates are +50 bps, and an extended Fed pause could cause markets to begin to price in the possibility of a return to zero or even negative real rates. This would be very supportive of further upside for gold, particularly after a deep and multi-year bear market. In addition, a weaker dollar helps gold, as it typically means miners' costs are higher and global demand is stronger. We also expect supply-side dynamics to be supportive of the gold price over the next five years, as mine supply declines from multiple years of underinvestment.

(ix)  Source: MSIM Global Multi Asset Team analysis; Bank for International Settlements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI All Country World Index(1) and the Customized MSIM Global Allocation Index(2)

	Period Ended December 31, 2018
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	–6.50%	1.85%	6.92%	3.68%
MSCI All Country World Index	–9.41	4.26	9.46	5.74
Customized MSIM Global Allocation Index	–6.00	2.58	6.45	N/A
Fund – Class II(5)	–6.65	1.72	—	4.17
MSCI All Country World Index	–9.41	4.26	—	6.58
Customized MSIM Global Allocation Index	–6.00	2.58	—	4.14

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI All Country World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by any foreign countries represented in the Index. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Barclays Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofAML U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Fund benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on January 2, 1997.

(5)  Commenced offering on March 15, 2011.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (55.4%)
Agency Adjustable Rate Mortgage (0.1%)
United States (0.1%)
Federal Home Loan Mortgage Corporation, Conventional Pool: 12 Month USD LIBOR + 1.62%, 2.48%, 7/1/45 (Cost $70)	$68	$68
Agency Fixed Rate Mortgages (2.9%)
United States (2.9%)
Federal Home Loan Mortgage Corporation, Gold Pools: 3.50%, 2/1/45 - 6/1/45	423	425
January TBA: 3.50%, 1/1/49 (a)	600	600
Federal National Mortgage Association, Conventional Pools: 3.00%, 5/1/30 - 6/1/30	100	100
4.00%, 11/1/41 - 1/1/46	422	433
4.50%, 3/1/41 - 11/1/44	228	237
5.00%, 1/1/41 - 3/1/41	90	95
6.00%, 1/1/38	16	17
6.50%, 8/1/38	4	4
January TBA: 3.00%, 1/1/49 (a)	220	214
3.50%, 1/1/49 (a)	386	386
4.00%, 1/1/49 (a)	350	357
4.50%, 1/1/49 (a)	100	104
Government National Mortgage Association, Various Pool: 4.00%, 7/15/44	55	57
Total Agency Fixed Rate Mortgages (Cost $3,063)		3,029
Asset-Backed Securities (0.4%)
United States (0.4%)
Louisiana Public Facilities Authority 3 Month USD LIBOR + 0.90%, 3.39%, 4/26/27 (b)	37	37
New Century Home Equity Loan Trust 1 Month USD LIBOR + 1.35%, 3.86%, 3/25/33 (b)	73	73
North Carolina State Education Assistance Authority 3 Month USD LIBOR + 0.80%, 3.29%, 7/25/25 (b)	34	35
NovaStar Mortgage Funding Trust 1 Month USD LIBOR + 1.58%, 4.08%, 12/25/34 (b)	75	76
Renaissance Home Equity Loan Trust 1 Month USD LIBOR + 0.76%, 3.27%, 12/25/32 (b)	85	84
United Auto Credit Securitization Trust 4.26%, 5/10/23 (c)	100	100
Total Asset-Backed Securities (Cost $403)		405
	Face Amount (000)		Value (000)
Commercial Mortgage-Backed Securities (0.8%)
United States (0.8%)
COMM Mortgage Trust, 3.28%, 1/10/46		$45	$45
3.96%, 3/10/47		144	148
4.73%, 7/15/47 (b)(c)		100	92
Commercial Mortgage Pass-Through Certificates, 4.24%, 2/10/47 (b)		77	80
UBS-Barclays Commercial Mortgage Trust, 3.53%, 5/10/63		40	40
WFCG Commercial Mortgage Trust, 1 Month USD LIBOR + 3.14%, 5.60%, 11/15/29 (b)(c)		137	136
WFRBS Commercial Mortgage Trust, 3.99%, 10/15/57 (b)(c)		144	127
5.04%, 9/15/46 (b)(c)		140	131
Total Commercial Mortgage-Backed Securities (Cost $802)			799
Corporate Bonds (15.0%)
Australia (0.5%)
Australia & New Zealand Banking Group Ltd., 5.13%, 9/10/19	EUR	100	118
Macquarie Bank Ltd., 6.63%, 4/7/21 (c)		$85	90
Macquarie Group Ltd., 4.15%, 3/27/24 (c)		50	50
Transurban Finance Co., Pty Ltd., 4.13%, 2/2/26 (c)		70	69
Woolworths Group Ltd., 4.00%, 9/22/20 (c)		150	151
			478
Belgium (0.1%)
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 3.65%, 2/1/26 (c)		100	95
Canada (0.8%)
Goldcorp, Inc., 3.70%, 3/15/23		73	73
Province of Alberta Canada, 1.75%, 8/26/20		260	256
Province of British Columbia Canada, 2.00%, 10/23/22		260	253
Royal Bank of Canada, 2.75%, 2/1/22		250	246
			828
Chile (0.2%)
Banco del Estado de Chile, 2.67%, 1/8/21 (c)		200	196
China (0.4%)
Baidu, Inc., 2.88%, 7/6/22		200	194
Syngenta Finance N.V., 4.44%, 4/24/23 (c)		200	193
			387

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
Colombia (0.2%)
Ecopetrol SA, 5.88%, 9/18/23		$230	$240
France (1.1%)
Air Liquide Finance SA, 1.75%, 9/27/21 (c)		200	191
Banque Federative du Credit Mutuel SA, 2.00%, 9/19/19	EUR	200	233
BNP Paribas SA, 3.80%, 1/10/24 (c)		$200	195
5.00%, 1/15/21		85	88
BPCE SA, 5.15%, 7/21/24 (c)		200	201
Electricite de France SA, 5.00%, 1/22/26 (d)	EUR	100	112
TOTAL SA, 3.88%, 5/18/22 (d)		100	122
			1,142
Germany (1.1%)
Bayer US Finance II LLC, 3.88%, 12/15/23 (c)		$200	197
BMW US Capital LLC, 2.15%, 4/6/20 (c)		200	198
Deutsche Bank AG, 2.70%, 7/13/20		225	219
Deutsche Telekom International Finance BV, 3.60%, 1/19/27 (c)		150	142
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, 6.00%, 5/26/41	EUR	100	128
Siemens Financieringsmaatschappij N.V., 2.15%, 5/27/20 (c)		$250	246
			1,130
India (0.2%)
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 7/27/26		200	186
Israel (0.1%)
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21		120	110
Italy (0.2%)
FCA Bank SpA, 1.38%, 4/17/20	EUR	100	116
Intesa Sanpaolo SpA, 6.50%, 2/24/21 (c)		$100	102
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	30	43
			261
Japan (0.2%)
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28 (c)		$200	205
	Face Amount (000)		Value (000)
Korea, Republic of (0.2%)
Korea Hydro & Nuclear Power Co., Ltd., 3.75%, 7/25/23 (c)		$200	$202
Malaysia (0.2%)
Petronas Capital Ltd., 3.50%, 3/18/25 (c)		200	197
Netherlands (0.4%)
ABN AMRO Bank N.V., 2.88%, 6/30/25	EUR	100	118
Cooperatieve Rabobank UA, 3.88%, 2/8/22		$50	51
Series G 3.75%, 11/9/20	EUR	50	61
ING Bank N.V., 5.80%, 9/25/23 (c)		$200	209
			439
Spain (0.4%)
Banco Santander SA, 5.18%, 11/19/25		200	199
Telefonica Emisiones SA, 4.71%, 1/20/20	EUR	200	241
			440
Sweden (0.2%)
Skandinaviska Enskilda Banken AB, 2.30%, 3/11/20		$250	247
Switzerland (0.2%)
ABB Treasury Center USA, Inc., 4.00%, 6/15/21 (c)		50	51
UBS Group Funding Switzerland AG, 3.49%, 5/23/23 (c)		200	195
			246
United Arab Emirates (0.2%)
ADCB Finance Cayman Ltd., 4.00%, 3/29/23 (c)		200	197
United Kingdom (1.6%)
BP Capital Markets PLC, 2.50%, 11/6/22		100	97
Heathrow Funding Ltd., 4.88%, 7/15/23 (c)		100	103
HSBC Holdings PLC, 4.25%, 3/14/24		200	199
Lloyds Bank PLC, 6.50%, 3/24/20	EUR	200	244
Lloyds Banking Group PLC, 4.55%, 8/16/28		$200	193
Nationwide Building Society, 3.77%, 3/8/24 (c)		200	193
NGG Finance PLC, 5.63%, 6/18/73	GBP	100	135
Royal Bank of Scotland Group PLC, 3.88%, 9/12/23		$200	192
Standard Chartered PLC, 2.10%, 8/19/19 (c)		225	223
Vodafone Group PLC, 4.38%, 5/30/28		125	121
			1,700

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Corporate Bonds (cont'd)
United States (6.5%)
Abbott Laboratories, 3.40%, 11/30/23	$35	$35
Air Lease Corp., 2.13%, 1/15/20	150	148
Amazon.com, Inc., 2.80%, 8/22/24	150	146
American Express Credit Corp., MTN 2.20%, 3/3/20	125	124
3.30%, 5/3/27	125	122
American International Group, Inc., 4.88%, 6/1/22	50	52
Apple, Inc., 2.50%, 2/9/22	200	197
AT&T, Inc., 4.25%, 3/1/27	100	98
4.50%, 3/9/48	45	39
5.15%, 2/15/50	50	46
AvalonBay Communities, Inc., Series G 2.95%, 9/15/22	50	49
Bank of America Corp., 4.24%, 4/24/38	100	95
MTN 4.00%, 1/22/25	175	171
Capital One NA, 1.85%, 9/13/19	250	247
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 7/23/25	25	25
6.48%, 10/23/45	50	52
Cigna Corp., 3.75%, 7/15/23 (c)	100	100
Citigroup, Inc., 5.50%, 9/13/25	75	79
8.13%, 7/15/39	75	104
Coca-Cola Co. (The), 3.20%, 11/1/23	100	100
Constellation Brands, Inc., 4.40%, 11/15/25	75	75
CVS Health Corp., 3.70%, 3/9/23	200	198
Discover Bank, 3.10%, 6/4/20	255	253
Dollar Tree, Inc., 3.70%, 5/15/23	75	74
Dow Chemical Co. (The), 4.55%, 11/30/25 (c)	125	127
Duke Energy Corp., 1.80%, 9/1/21	100	96
Five Corners Funding Trust, 4.42%, 11/15/23 (c)	200	206
Ford Motor Credit Co., LLC, 2.68%, 1/9/20	200	197
General Motors Financial Co., Inc., 2.35%, 10/4/19	75	74
	Face Amount (000)		Value (000)
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19		$80	$79
6.75%, 10/1/37		125	141
Home Depot, Inc. (The), 5.88%, 12/16/36		50	60
HSBC USA, Inc., 3.50%, 6/23/24		100	98
JPMorgan Chase & Co., 2.25%, 1/23/20		200	198
3.78%, 2/1/28		100	97
Keurig Dr Pepper, Inc., 4.06%, 5/25/23 (c)		125	125
McDonald's Corp., MTN 3.38%, 5/26/25		100	98
Medtronic, Inc., 3.63%, 3/15/24		100	101
Merck & Co., Inc., 2.80%, 5/18/23		100	99
Metropolitan Life Global Funding I, 2.40%, 1/8/21 (c)		200	197
Microsoft Corp., 1.55%, 8/8/21		200	194
NBC Universal Media LLC, 4.38%, 4/1/21		130	133
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27		125	119
Oracle Corp., 3.40%, 7/8/24		75	75
PepsiCo, Inc., 3.60%, 3/1/24		100	102
Prologis Euro Finance LLC, 1.88%, 1/5/29	EUR	100	114
Rockwell Collins, Inc., 1.95%, 7/15/19		$100	99
salesforce.com, Inc., 3.25%, 4/11/23		100	101
Starbucks Corp., 3.80%, 8/15/25		100	99
Stryker Corp., 2.63%, 11/30/30	EUR	100	118
Synchrony Bank, 3.65%, 5/24/21		$250	245
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26		100	92
Union Pacific Corp., 3.95%, 9/10/28		50	50
UnitedHealth Group, Inc., 2.88%, 3/15/23		100	99
Verizon Communications, Inc., 4.67%, 3/15/55		82	76
Visa, Inc., 3.15%, 12/14/25		75	74
Walmart, Inc., 2.55%, 4/11/23		50	49
Wells Fargo & Co., 3.00%, 10/23/26		325	301
			6,762
Total Corporate Bonds (Cost $16,044)			15,688

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (0.4%)
United States (0.4%)
Federal Home Loan Mortgage Corporation, 3.00%, 9/25/45 - 7/25/46		$194	$188
3.50%, 5/25/45 - 7/25/46		247	245
4.00%, 5/25/45		23	23
Total Mortgages — Other (Cost $469)			456
Sovereign (26.3%)
Argentina (2.6%)
Argentine Republic Government International Bond, 5.88%, 1/11/28		949	686
6.25%, 4/22/19		2,035	2,056
			2,742
Australia (1.1%)
Australia Government Bond, 2.75%, 11/21/27	AUD	1,553	1,134
Austria (0.3%)
Republic of Austria Government Bond, 4.15%, 3/15/37 (c)	EUR	160	279
Belgium (0.8%)
Kingdom of Belgium Government Bond, 0.80%, 6/22/27 (c)		450	523
1.90%, 6/22/38 (c)		240	293
			816
Canada (1.3%)
Canadian Government Bond, 1.00%, 6/1/27	CAD	530	360
1.50%, 6/1/26		1,360	966
			1,326
China (0.3%)
Sinopec Group Overseas Development 2013 Ltd., 2.63%, 10/17/20	EUR	130	155
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20 (c)		$200	198
			353
Denmark (0.1%)
Denmark Government Bond, 0.50%, 11/15/27	DKK	670	105
France (1.2%)
French Republic Government Bond OAT, 1.00%, 5/25/27	EUR	250	298
1.75%, 5/25/23		450	559
2.00%, 5/25/48 (c)		160	199
3.25%, 5/25/45		160	252
			1,308
Germany (0.9%)
Bundesrepublik Deutschland Bundesanleihe, 0.50%, 2/15/28		90	106
4.25%, 7/4/39		320	617
4.75%, 7/4/34		90	168
			891
	Face Amount (000)		Value (000)
Greece (2.1%)
Hellenic Republic Government Bond, 3.75%, 1/30/28	EUR	2,017	$2,209
Hungary (0.1%)
Hungary Government International Bond, 5.75%, 11/22/23		$130	141
Indonesia (0.4%)
Indonesia Government International Bond, 5.88%, 1/15/24		200	214
Indonesia Treasury Bond,
6.13%, 5/15/28	IDR	1,220,000	75
8.25%, 5/15/29		1,280,000	91
			380
Italy (1.5%)
Italy Buoni Poliennali Del Tesoro, 1.45%, 9/15/22	EUR	360	413
2.20%, 6/1/27		250	280
3.75%, 9/1/24		560	700
5.00%, 9/1/40 (c)		130	183
			1,576
Japan (7.2%)
Japan Government Ten Year Bond, 0.10%, 6/20/26	JPY	119,000	1,105
0.50%, 9/20/24		169,000	1,599
1.10%, 6/20/21		226,000	2,125
Japan Government Thirty Year Bond, 0.30%, 6/20/46		65,000	536
1.70%, 6/20/33		99,000	1,090
2.00%, 9/20/40		95,000	1,121
			7,576
Malaysia (0.1%)
Malaysia Government Bond, 3.96%, 9/15/25	MYR	600	145
Mexico (0.3%)
Mexican Bonos, Series M 7.50%, 6/3/27	MXN	5,000	237
Petroleos Mexicanos, 4.88%, 1/18/24		$120	112
			349
Netherlands (0.2%)
Netherlands Government Bond, 3.75%, 1/15/42 (c)	EUR	100	185
New Zealand (0.5%)
New Zealand Government Bond, 3.00%, 4/20/29	NZD	667	474
Norway (0.1%)
Norway Government Bond, 2.00%, 5/24/23 (c)	NOK	730	87
Poland (0.6%)
Republic of Poland Government Bond, 2.25%, 4/25/22	PLN	1,900	514
4.00%, 10/25/23		330	96
			610

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Portugal (1.6%)
Portugal Obrigacoes do Tesouro OT, 2.88%, 7/21/26 (c)	EUR	576	$732
3.88%, 2/15/30 (c)		190	259
4.13%, 4/14/27 (c)		530	729
			1,720
Russia (0.1%)
Russian Federal Bond — OFZ, 7.00%, 8/16/23	RUB	5,250	72
Spain (1.7%)
Spain Government Bond, 0.35%, 7/30/23	EUR	710	814
0.40%, 4/30/22		330	383
1.95%, 7/30/30 (c)		240	284
4.40%, 10/31/23 (c)		210	287
			1,768
Sweden (0.1%)
Sweden Government Bond, 1.00%, 11/12/26	SEK	470	56
United Kingdom (1.1%)
United Kingdom Gilt, 3.50%, 1/22/45	GBP	430	734
4.25%, 6/7/32 - 9/7/39		260	459
			1,193
Total Sovereign (Cost $27,283)			27,495
U.S. Treasury Securities (9.5%)
United States (9.5%)
U.S. Treasury Bonds, 2.50%, 2/15/45		$370	335
3.13%, 5/15/48		1,270	1,295
3.50%, 2/15/39		800	876
U.S. Treasury Notes, 0.50%, 1/15/28		6,316	6,031
2.25%, 2/15/27		1,460	1,418
Total U.S. Treasury Securities (Cost $9,991)			9,955
Total Fixed Income Securities (Cost $58,125)			57,895
	Shares	Value (000)
Common Stocks (28.9%)
Australia (0.8%)
AGL Energy Ltd.	533	$8
Alumina Ltd.	5,569	9
Amcor Ltd.	1,645	15
AMP Ltd.	4,271	7
ASX Ltd.	294	12
Australia & New Zealand Banking Group Ltd.	4,462	77
BHP Group Ltd.	3,478	84
Brambles Ltd.	1,848	13
CIMIC Group Ltd.	244	7
Coca-Cola Amatil Ltd.	317	2
Coles Group Ltd. (e)	1,163	10
Commonwealth Bank of Australia	1,558	79
CSL Ltd.	594	78
Evolution Mining Ltd.	1,862	5
Fortescue Metals Group Ltd.	1,713	5
GPT Group (The) REIT	4,585	17
Incitec Pivot Ltd.	2,655	6
Independence Group NL	756	2
Insurance Australia Group Ltd.	2,917	14
Macquarie Group Ltd.	427	33
National Australia Bank Ltd.	3,457	59
Newcrest Mining Ltd.	2,003	31
Northern Star Resources Ltd.	743	5
OneMarket Ltd. (e)	137	—	@
Orica Ltd.	644	8
Origin Energy Ltd. (e)	1,422	6
Orora Ltd.	1,645	4
QBE Insurance Group Ltd.	2,359	17
Regis Resources Ltd.	764	3
Resolute Mining Ltd.	1,454	1
Rio Tinto Ltd.	468	26
Santos Ltd.	1,191	5
Saracen Mineral Holdings Ltd. (e)	1,119	2
Scentre Group REIT	6,017	16
Shopping Centres Australasia Property Group REIT	306	1
South32 Ltd.	11,474	27
St. Barbara Ltd.	826	3
Star Entertainment Grp Ltd. (The)	218	1
Stockland REIT	6,034	15
Suncorp Group Ltd.	1,750	16
Sydney Airport	452	2
Tabcorp Holdings Ltd.	224	1
Telstra Corp., Ltd.	4,317	9
Transurban Group	2,014	16
Treasury Wine Estates Ltd.	964	10
Wesfarmers Ltd.	1,163	26
Westpac Banking Corp.	3,149	55
Woodside Petroleum Ltd.	670	15
Woolworths Group Ltd.	1,372	28
		891

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Austria (0.1%)
Erste Group Bank AG (e)	362	$12
IMMOFINANZ AG (e)	56	2
Raiffeisen Bank International AG	3,782	96
Verbund AG	75	3
voestalpine AG	158	5
		118
Belgium (0.1%)
Ageas	219	10
Anheuser-Busch InBev SA N.V.	525	35
Colruyt SA	71	5
Groupe Bruxelles Lambert SA	119	10
KBC Group N.V.	89	6
Solvay SA	57	6
Umicore SA	254	10
		82
Canada (1.0%)
Agnico Eagle Mines Ltd.	526	21
Alamos Gold, Inc., Class A	523	2
Asanko Gold, Inc. (e)	298	—	@
B2Gold Corp. (e)	1,296	4
Bank of Montreal	376	25
Bank of Nova Scotia (The)	467	23
Barrick Gold Corp.	2,041	28
Barrick Gold Corp.	17,060	231
BCE, Inc.	600	24
Blackberry Ltd. (e)	476	3
Brookfield Asset Management, Inc., Class A	609	23
Brookfield Business Partners LP	20	1
Cameco Corp.	476	5
Canadian Imperial Bank of Commerce	476	35
Canadian National Railway Co.	562	42
Canadian Natural Resources Ltd.	562	14
Canadian Pacific Railway Ltd.	200	35
Cenovus Energy, Inc.	562	4
Centerra Gold, Inc. (e)	353	2
Crescent Point Energy Corp.	286	1
Detour Gold Corp. (e)	247	2
Eldorado Gold Corp. (e)	337	1
Enbridge, Inc.	438	14
Enbridge, Inc.	657	20
Encana Corp.	562	3
Endeavour Mining Corp. (e)	104	2
First Majestic Silver Corp. (e)	228	1
Fortuna Silver Mines, Inc. (e)	259	1
Franco-Nevada Corp.	279	20
George Weston Ltd.	17	1
Goldcorp, Inc.	1,834	18
Guyana Goldfields, Inc. (e)	293	—	@
IAMGOLD Corp. (e)	725	3
Imperial Oil Ltd.	95	2
Kinross Gold Corp. (e)	2,506	8
Kirkland Lake Gold Ltd.	260	7
	Shares	Value (000)
Loblaw Cos., Ltd.	129	$6
Magna International, Inc.	571	26
Manulife Financial Corp.	1,881	27
National Bank of Canada	400	16
New Gold, Inc. (e)	1,044	1
Nutrien Ltd.	529	25
Obsidian Energy Ltd. (e)	500	—	@
OceanaGold Corp.	883	3
Osisko Gold Royalties Ltd.	173	2
Pan American Silver Corp.	231	3
Power Corp. of Canada	571	10
PrairieSky Royalty Ltd.	19	—	@
Rogers Communications, Inc., Class B	381	20
Royal Bank of Canada	752	51
Sandstorm Gold Ltd. (e)	246	1
SEMAFO, Inc. (e)	458	1
SSR Mining, Inc. (e)	162	2
Sun Life Financial, Inc.	467	15
Suncor Energy, Inc.	1,133	32
Tahoe Resources, Inc. (e)	589	2
Teck Resources Ltd., Class B	476	10
Thomson Reuters Corp.	363	18
Torex Gold Resources, Inc. (e)	81	1
Toronto-Dominion Bank (The)	1,129	56
TransCanada Corp.	471	17
Wheaton Precious Metals Corp.	1,042	20
Yamana Gold, Inc.	2,074	5
		996
China (0.0%)
Yum China Holdings, Inc.	356	12
Zhaojin Mining Industry Co., Ltd. H Shares (f)	1,495	2
Zijin Mining Group Co., Ltd. H Shares (f)	8,277	3
		17
Denmark (0.3%)
AP Moller — Maersk A/S Series A	6	7
AP Moller — Maersk A/S Series B	11	14
Danske Bank A/S	909	18
DSV A/S	435	29
Novo Nordisk A/S Series B	4,719	217
Novozymes A/S Series B	383	17
Vestas Wind Systems A/S	448	34
		336
Finland (0.1%)
Elisa Oyj	163	7
Fortum Oyj	382	9
Kone Oyj, Class B	343	16
Metso Oyj	120	3
Nokia Oyj	3,329	19
Nokian Renkaat Oyj	141	4
Sampo Oyj, Class A	355	16
Stora Enso Oyj, Class R	588	7
UPM-Kymmene Oyj	325	8

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Finland (cont'd)
Valmet Oyj	120	$3
Wartsila Oyj Abp	513	8
		100
France (0.9%)
Aeroports de Paris (ADP)	32	6
Air Liquide SA	333	41
Airbus SE	396	38
Alstom SA	238	10
ArcelorMittal	262	5
AXA SA	1,795	39
BNP Paribas SA	1,161	52
Bouygues SA	208	7
Capgemini SE	195	19
Carrefour SA	436	7
CGG SA (e)	5	—	@
Cie de Saint-Gobain	408	14
Cie Generale des Etablissements Michelin SCA	214	21
Covivio REIT	31	3
Credit Agricole SA	1,522	16
Danone SA	432	30
Electricite de France SA	328	5
Engie SA	1,158	17
EssilorLuxottica SA	178	23
Gecina SA REIT	22	3
Getlink SE	557	8
Hermes International	23	13
Klepierre SA REIT	187	6
L'Oreal SA	246	56
Legrand SA	114	6
LVMH Moet Hennessy Louis Vuitton SE	185	54
Orange SA	1,686	27
Pernod Ricard SA	206	34
Peugeot SA	226	5
Publicis Groupe SA	183	11
Renault SA	194	12
Safran SA	147	18
Sanofi	455	39
Schneider Electric SE	459	31
SES SA	360	7
Societe Generale SA	868	28
Sodexo SA	160	16
Thales SA	92	11
TOTAL SA	1,305	69
Unibail-Rodamco-Westfield REIT	52	8
Unibail-Rodamco-Westfield REIT CDI (e)	1,000	8
Vallourec SA (e)	98	—	@
Veolia Environnement SA	344	7
Vinci SA	487	40
Vivendi SA	1,030	25
		895
	Shares	Value (000)
Germany (0.6%)
Adidas AG	126	$26
Allianz SE (Registered)	284	57
BASF SE	417	29
Bayer AG (Registered)	471	33
Bayerische Motoren Werke AG	254	21
CECONOMY AG	125	—	@
Commerzbank AG (e)	210	1
Continental AG	60	8
Daimler AG (Registered)	486	26
Deutsche Bank AG (Registered)	628	5
Deutsche Boerse AG	110	13
Deutsche Lufthansa AG (Registered)	129	3
Deutsche Post AG (Registered)	433	12
Deutsche Telekom AG (Registered)	1,535	26
E.ON SE	1,058	10
Fraport AG Frankfurt Airport Services Worldwide	25	2
Fresenius Medical Care AG & Co., KGaA	133	9
Fresenius SE & Co., KGaA	290	14
HeidelbergCement AG	44	3
Henkel AG & Co., KGaA	114	11
Henkel AG & Co., KGaA (Preference)	211	23
Infineon Technologies AG	911	18
K+S AG (Registered)	63	1
LANXESS AG	38	2
Linde PLC (e)	167	26
Merck KGaA	138	14
METRO AG	125	2
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	146	32
OSRAM Licht AG	40	2
Porsche Automobil Holding SE (Preference)	188	11
QIAGEN N.V. (e)	321	11
RWE AG	346	8
Salzgitter AG	52	2
SAP SE	563	56
Siemens AG (Registered)	408	45
thyssenKrupp AG	146	2
Uniper SE	105	3
Volkswagen AG	26	4
Volkswagen AG (Preference)	107	17
		588
Hong Kong (0.2%)
Bank of East Asia Ltd. (The)	1,738	5
BOC Hong Kong Holdings Ltd.	2,500	9
CK Asset Holdings Ltd.	2,052	15
CK Hutchison Holdings Ltd.	2,052	20
CLP Holdings Ltd.	1,200	13
Esprit Holdings Ltd. (e)	1,397	—	@
Global Brands Group Holding Ltd. (e)	4,000	—	@
Hanergy Thin Film Power Group Ltd. (e)(g)(h)	18,000	1
Hang Lung Group Ltd.	1,000	3
Hang Lung Properties Ltd.	2,000	4

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Hong Kong (cont'd)
Hang Seng Bank Ltd.	800	$18
Henderson Land Development Co., Ltd.	1,955	10
Hong Kong & China Gas Co., Ltd.	5,005	10
Hong Kong Exchanges & Clearing Ltd.	779	22
I-CABLE Communications Ltd. (e)	1,072	—	@
Kerry Logistics Network Ltd.	750	1
Kerry Properties Ltd.	1,000	3
Li & Fung Ltd.	4,000	1
Link REIT	1,254	13
MTR Corp., Ltd.	1,478	8
New World Development Co., Ltd.	4,135	5
Power Assets Holdings Ltd.	1,000	7
Sands China Ltd.	1,600	7
Sino Land Co., Ltd.	2,662	5
Sun Hung Kai Properties Ltd.	2,530	36
Swire Pacific Ltd., Class A	1,000	10
Swire Properties Ltd.	350	1
Wharf Holdings Ltd. (The)	1,400	4
Wharf Real Estate Investment Co., Ltd.	1,400	8
Wynn Macau Ltd.	1,200	3
		242
Ireland (0.0%)
CRH PLC	488	13
Italy (0.1%)
Assicurazioni Generali SpA	766	13
Atlantia SpA	203	4
Banco BPM SpA (e)	215	1
CNH Industrial N.V.	456	4
Enel SpA	4,573	27
Eni SpA	1,280	20
EXOR N.V.	55	3
Ferrari N.V.	61	6
Fiat Chrysler Automobiles N.V. (e)	607	9
Intesa Sanpaolo SpA	9,404	21
Italgas SpA	197	1
Leonardo SpA	351	3
Luxottica Group SpA	69	4
Mediobanca Banca di Credito Finanziario SpA	544	5
Prysmian SpA	116	2
Rizzoli Corriere Della Sera Mediagroup SpA (e)	41	—	@
Saipem SpA (e)	15	—	@
Snam SpA	989	4
Telecom Italia SpA	2,252	1
Telecom Italia SpA (e)	5,340	3
Tenaris SA	277	3
Terna Rete Elettrica Nazionale SpA	922	5
UniCredit SpA	1,079	12
Unione di Banche Italiane SpA	471	1
		152
	Shares	Value (000)
Japan (0.0%)
Aozora Bank Ltd.	18	$1
Bank of Kyoto Ltd. (The)	8	—	@
Chiba Bank Ltd. (The)	90	1
Concordia Financial Group Ltd.	163	1
Fukuoka Financial Group, Inc.	21	—	@
Japan Post Bank Co., Ltd.	60	1
Mebuki Financial Group, Inc.	123	—	@
Mizuho Financial Group, Inc.	4,734	7
Resona Holdings, Inc.	311	2
Seven Bank Ltd.	89	—	@
Shinsei Bank Ltd.	25	—	@
Shizuoka Bank Ltd. (The)	67	1
Sumitomo Mitsui Financial Group, Inc.	253	8
Sumitomo Mitsui Trust Holdings, Inc.	49	2
Suruga Bank Ltd.	24	—	@
Yamaguchi Financial Group, Inc.	29	—	@
		24
Netherlands (0.3%)
Akzo Nobel N.V.	228	18
ASML Holding N.V.	299	47
Coca-Cola European Partners PLC (e)	129	6
Fugro N.V. CVA (e)	56	—	@
Heineken N.V.	360	32
ING Groep N.V.	3,316	36
Koninklijke Ahold Delhaize N.V.	882	22
Koninklijke KPN N.V.	1,070	3
Koninklijke Philips N.V.	1,098	39
Koninklijke Vopak N.V.	68	3
PostNL N.V.	385	1
Unilever N.V. CVA	1,146	62
		269
New Zealand (0.0%)
Auckland International Airport Ltd.	1,674	8
Contact Energy Ltd.	1,252	5
Fletcher Building Ltd. (e)	1,181	4
Mercury NZ Ltd.	1,212	3
Meridian Energy Ltd.	2,247	5
Ryman Healthcare Ltd.	661	5
Spark New Zealand Ltd.	3,134	8
		38
Norway (0.1%)
Akastor ASA (e)	246	—	@
Aker Solutions ASA (e)	246	1
DNB ASA	2,463	40
Equinor ASA	2,284	49
Kvaerner ASA (e)	246	—	@
Norsk Hydro ASA	1,778	8
Orkla ASA	1,208	10
REC Silicon ASA (e)	1,171	—	@
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Norway (cont'd)
Subsea 7 SA	420	$4
Telenor ASA	995	19
Yara International ASA	352	14
		145
Peru (0.0%)
Cia de Minas Buenaventura SA ADR	235	4
Poland (0.6%)
Alior Bank SA (e)	1,598	23
Bank Handlowy w Warszawie SA	541	10
Bank Millennium SA (e)	9,093	22
Bank Polska Kasa Opieki SA	7,521	219
Jeronimo Martins SGPS SA	241	3
mBank SA	205	23
Powszechna Kasa Oszczednosci Bank Polski SA	26,408	278
Santander Bank Polska SA	681	65
		643
Portugal (0.0%)
EDP — Energias de Portugal SA	2,371	8
Galp Energia SGPS SA	247	4
Pharol SGPS SA (Registered) (e)	610	—	@
		12
South Africa (0.0%)
AngloGold Ashanti Ltd.	477	6
Gold Fields Ltd.	1,114	4
Harmony Gold Mining Co. Ltd. (e)	498	1
Nedbank Group Ltd.	249	5
Old Mutual Ltd.	7,755	11
Sibanye Gold Ltd. (e)	1,909	1
		28
Spain (0.2%)
ACS Actividades de Construccion y Servicios SA	193	8
Amadeus IT Group SA	176	12
Banco Bilbao Vizcaya Argentaria SA	3,600	19
Banco de Sabadell SA	4,364	5
Banco Santander SA	6,415	29
CaixaBank SA	823	3
Distribuidora Internacional de Alimentacion SA	556	—	@
Enagas SA	211	6
Ferrovial SA	309	6
Grifols SA	163	4
Grifols SA (Preference) Class B	38	1
Iberdrola SA	2,771	22
Industria de Diseno Textil SA	824	21
International Consolidated Airlines Group SA	1,054	8
Naturgy Energy Group SA	192	5
Red Electrica Corp., SA	338	8
Repsol SA	870	14
Telefonica SA	2,506	21
		192
	Shares	Value (000)
Sweden (0.5%)
Alfa Laval AB	438	$9
Assa Abloy AB, Class B	1,501	27
Atlas Copco AB, Class A	995	24
Atlas Copco AB, Class B	580	13
Boliden AB	402	9
Electrolux AB, Class B	355	7
Epiroc AB, Class A (e)	995	9
Epiroc AB, Class B (e)	580	5
Essity AB, Class B	909	22
Getinge AB, Class B	336	3
Hennes & Mauritz AB, Class B	1,377	20
Hexagon AB, Class B	382	18
Husqvarna AB, Class B	620	5
ICA Gruppen AB	117	4
Industrivarden AB, Class C	251	5
Investor AB, Class B	687	29
Kinnevik AB, Class B	355	9
L E Lundbergforetagen AB, Class B	130	4
Lundin Petroleum AB	277	7
Millicom International Cellular SA SDR	99	6
Modern Times Group MTG AB, Class B	17	1
Nordea Bank Abp	5,076	43
Sandvik AB	1,652	24
Securitas AB, Class B	462	7
Skandinaviska Enskilda Banken AB, Class A	2,509	24
Skanska AB, Class B	502	8
SKF AB, Class B	564	9
Svenska Handelsbanken AB, Class A	2,465	27
Swedbank AB, Class A	1,474	33
Swedish Match AB	267	10
Tele2 AB, Class B	531	7
Telefonaktiebolaget LM Ericsson, Class B	4,652	41
Telia Co., AB	3,830	18
Volvo AB, Class B	2,307	30
		517
Switzerland (1.7%)
ABB Ltd. (Registered)	4,256	81
Adecco Group AG (Registered)	399	19
Baloise Holding AG (Registered)	153	21
Cie Financiere Richemont SA (Registered)	811	52
Credit Suisse Group AG (Registered) (e)	2,094	23
GAM Holding AG	529	2
Geberit AG (Registered)	127	49
Givaudan SA (Registered)	21	49
Idorsia Ltd. (e)	410	7
Julius Baer Group Ltd. (e)	406	14
Kuehne & Nagel International AG (Registered)	120	15
LafargeHolcim Ltd. (Registered) (e)	394	16
LafargeHolcim Ltd. (Registered) (e)	163	7
Lonza Group AG (Registered) (e)	191	50
Nestle SA (Registered)	4,872	396
Novartis AG (Registered)	1,874	160

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Switzerland (cont'd)
Roche Holding AG (Genusschein)	1,742	$431
Schindler Holding AG	135	27
SGS SA (Registered)	19	43
Sonova Holding AG (Registered)	201	33
Swatch Group AG (The)	54	16
Swiss Life Holding AG (Registered) (e)	62	24
Swiss Re AG	227	21
UBS Group AG (Registered) (e)	6,347	79
Zurich Insurance Group AG	315	94
		1,729
United Kingdom (3.2%)
3i Group PLC	1,442	14
Admiral Group PLC	289	8
Anglo American PLC	2,009	44
Antofagasta PLC	577	6
Ashtead Group PLC	749	16
Associated British Foods PLC	531	14
AstraZeneca PLC	1,887	141
Auto Trader Group PLC (c)	1,432	8
Aviva PLC	6,077	29
Babcock International Group PLC	360	2
BAE Systems PLC	4,733	28
Barclays PLC	25,687	49
Barratt Developments PLC	1,438	9
Berkeley Group Holdings PLC	186	8
BHP Group PLC	3,317	69
BP PLC	29,485	186
British American Tobacco PLC	3,405	109
British Land Co., PLC (The) REIT	1,410	10
BT Group PLC	12,656	38
Bunzl PLC	504	15
Burberry Group PLC	656	14
Capita PLC (e)	954	1
Carnival PLC	295	14
Centamin PLC	1,744	2
Centrica PLC	8,215	14
Cobham PLC (e)	3,488	4
Coca-Cola HBC AG (e)	265	8
Compass Group PLC	2,365	50
ConvaTec Group PLC (c)	2,001	4
Croda International PLC	189	11
CYBG PLC CDI	888	2
DCC PLC	129	10
Diageo PLC	3,761	134
Direct Line Insurance Group PLC	1,979	8
Dixons Carphone PLC	1,404	2
easyJet PLC	225	3
Experian PLC	1,410	34
Ferguson PLC	368	24
Fresnillo PLC	324	4
G4S PLC	2,257	6
GlaxoSmithKline PLC	7,301	139
	Shares	Value (000)
Glencore PLC (e)	18,425	$68
Hammerson PLC REIT	1,143	5
Hargreaves Lansdown PLC	378	9
Hikma Pharmaceuticals PLC	204	4
HSBC Holdings PLC	30,251	248
IMI PLC	397	5
Imperial Brands PLC	1,426	43
Inmarsat PLC	662	3
InterContinental Hotels Group PLC	263	14
Intertek Group PLC	245	15
Intu Properties PLC REIT	1,268	2
Investec PLC	966	5
ITV PLC	5,103	8
J Sainsbury PLC	2,447	8
Johnson Matthey PLC	276	10
Kingfisher PLC	3,198	8
Land Securities Group PLC REIT	1,074	11
Legal & General Group PLC	8,840	26
Lloyds Banking Group PLC	107,935	71
London Stock Exchange Group PLC	468	24
Marks & Spencer Group PLC	2,328	7
Mediclinic International PLC	533	2
Meggitt PLC	1,133	7
Melrose Industries PLC	5,518	11
Merlin Entertainments PLC (c)	1,040	4
Micro Focus International PLC	632	11
Micro Focus International PLC ADR	264	5
Mondi PLC	533	11
National Grid PLC	5,100	49
Next PLC	217	11
Paragon Offshore PLC (e)(h)	67	—
Pearson PLC	1,258	15
Persimmon PLC	439	11
Provident Financial PLC (e)	221	2
Prudential PLC	3,889	70
Quilter PLC (c)	2,394	4
Randgold Resources Ltd.	253	21
Reckitt Benckiser Group PLC	1,013	77
RELX PLC	1,609	33
Rio Tinto PLC	1,849	88
Rolls-Royce Holdings PLC (e)	2,503	26
Royal Bank of Scotland Group PLC	5,318	15
Royal Dutch Shell PLC, Class A	6,651	195
Royal Dutch Shell PLC, Class B	5,658	168
Royal Mail PLC	1,287	4
RSA Insurance Group PLC	1,485	10
Sage Group PLC (The)	1,577	12
Schroders PLC	182	6
Segro PLC REIT	1,434	11
Severn Trent PLC	336	8
Shire PLC	1,359	79
Shire PLC ADR	380	66
Sky Ltd.	1,546	34

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Smith & Nephew PLC	1,323	$25
Smiths Group PLC	578	10
SSE PLC	1,496	21
St. James's Place PLC	763	9
Standard Chartered PLC	4,979	39
Standard Life Aberdeen PLC	3,403	11
Tate & Lyle PLC	669	6
Taylor Wimpey PLC	4,671	8
Tesco PLC	12,752	31
Travis Perkins PLC	362	5
TUI AG	633	9
Unilever PLC	1,916	100
United Utilities Group PLC	978	9
Vodafone Group PLC	39,525	77
Weir Group PLC (The)	322	5
Whitbread PLC	263	15
Wm Morrison Supermarkets PLC	3,175	9
WPP PLC	1,932	21
		3,361
United States (18.1%)
3M Co.	855	163
Abbott Laboratories	1,263	91
AbbVie, Inc.	881	81
Accenture PLC, Class A	829	117
Adient PLC	38	1
Adobe, Inc. (e)	332	75
AdvanSix, Inc. (e)	142	3
AES Corp.	292	4
Agilent Technologies, Inc.	226	15
Alexion Pharmaceuticals, Inc. (e)	234	23
Allergan PLC	220	29
Alphabet, Inc., Class A (e)	349	365
Alphabet, Inc., Class C (e)	338	350
Altria Group, Inc.	1,513	75
Amazon.com, Inc. (e)	343	515
Ameren Corp.	210	14
American Electric Power Co., Inc.	341	25
American Express Co.	2,905	277
American International Group, Inc.	1,551	61
American Tower Corp. REIT	375	59
Ameriprise Financial, Inc.	224	23
AmerisourceBergen Corp.	270	20
Amgen, Inc.	736	143
Amphenol Corp., Class A	327	26
Anadarko Petroleum Corp.	725	32
Analog Devices, Inc.	168	14
Annaly Capital Management, Inc. REIT	380	4
Anthem, Inc.	346	91
Apache Corp.	242	6
Apple, Inc.	3,979	628
AT&T, Inc.	4,138	118
Automatic Data Processing, Inc.	334	44
	Shares	Value (000)
Avanos Medical, Inc. (e)	334	$15
Avery Dennison Corp.	290	26
Baker Hughes a GE Co.	367	8
Bank of America Corp.	8,835	218
Bank of New York Mellon Corp. (The)	416	20
Baxter International, Inc.	789	52
BB&T Corp.	380	16
Becton Dickinson & Co.	377	85
Bed Bath & Beyond, Inc.	312	4
Berkshire Hathaway, Inc., Class B (e)	711	145
Biogen, Inc. (e)	344	104
BlackRock, Inc.	305	120
Boeing Co. (The)	805	260
Booking Holdings, Inc. (e)	53	91
Boston Properties, Inc. REIT	175	20
Boston Scientific Corp. (e)	357	13
Bristol-Myers Squibb Co.	1,788	93
Broadcom, Inc.	7	2
Brookfield Property Partners LP (e)	138	2
Brookfield Property Partners LP	40	1
California Resources Corp. (e)	123	2
Capital One Financial Corp.	4,141	313
Cardinal Health, Inc.	182	8
Carnival Corp.	2	—	@
Caterpillar, Inc.	747	95
CBS Corp., Class B	385	17
CDK Global, Inc.	152	7
Celgene Corp. (e)	760	49
CenterPoint Energy, Inc.	175	5
CenturyLink, Inc.	380	6
Cerner Corp. (e)	339	18
CF Industries Holdings, Inc.	38	2
CH Robinson Worldwide, Inc.	232	20
Charles Schwab Corp. (The)	414	17
Charter Communications, Inc., Class A (e)	183	52
Chemours Co. (The)	316	9
Chesapeake Energy Corp. (e)	269	1
Chevron Corp.	1,397	152
Chipotle Mexican Grill, Inc. (e)	45	19
Cigna Corp. (e)	467	89
Cintas Corp.	188	32
Cisco Systems, Inc.	3,897	169
CIT Group, Inc.	358	14
Citigroup, Inc.	2,425	126
Citrix Systems, Inc.	247	25
Cleveland-Cliffs, Inc. (e)	20	—	@
CME Group, Inc.	212	40
CNX Resources Corp. (e)	283	3
Coca-Cola Co. (The)	809	38
Coeur Mining, Inc. (e)	276	1
Cognizant Technology Solutions Corp., Class A	312	20
Colgate-Palmolive Co.	2,200	131
Comcast Corp., Class A	4,094	139

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Comerica, Inc.	224	$15
Concho Resources, Inc. (e)	122	13
Conduent, Inc. (e)	219	2
ConocoPhillips	1,315	82
CONSOL Energy, Inc. (e)	46	1
Consolidated Edison, Inc.	339	26
Costco Wholesale Corp.	781	159
Crown Castle International Corp. REIT	349	38
CSX Corp.	344	21
Cummins, Inc.	9	1
CVS Health Corp.	2,370	155
Danaher Corp.	338	35
DaVita, Inc. (e)	302	16
Deere & Co.	24	4
Dell Technologies, Inc., Class C (e)	251	12
Devon Energy Corp.	273	6
Discover Financial Services	5,442	321
Discovery, Inc., Class A (e)	327	8
Discovery, Inc., Class C (e)	367	8
Dominion Energy, Inc.	270	19
DowDuPont, Inc.	2,734	146
DR Horton, Inc.	3,192	111
DTE Energy Co.	280	31
Duke Energy Corp.	711	61
Dun & Bradstreet Corp. (The)	182	26
DXC Technology Co.	166	9
Eagle Materials, Inc.	304	19
Eaton Corp., PLC	30	2
eBay, Inc. (e)	1,218	34
Ecolab, Inc.	34	5
Edison International	364	21
Edwards Lifesciences Corp. (e)	316	48
Eli Lilly & Co.	848	98
Emerson Electric Co.	861	51
Entergy Corp.	283	24
EOG Resources, Inc.	372	32
Equity Residential REIT	363	24
ESC Seventy Seven (e)(h)	15	—	@
Estee Lauder Cos., Inc. (The), Class A	287	37
Exelon Corp.	371	17
Exxon Mobil Corp.	2,695	184
Facebook, Inc., Class A (e)	1,123	147
Fastenal Co.	15	1
FedEx Corp.	343	55
Fidelity National Financial, Inc.	2,469	78
Fifth Third Bancorp	311	7
First American Financial Corp.	980	44
FirstEnergy Corp.	312	12
Fluor Corp.	45	1
Ford Motor Co.	3,817	29
Fortive Corp.	292	20
Franklin Resources, Inc.	322	10
	Shares	Value (000)
Freeport-McMoRan, Inc.	6,348	$65
Frontier Communications Corp.	34	—	@
Garrett Motion, Inc. (e)	161	2
General Dynamics Corp.	73	11
General Electric Co.	3,972	30
General Mills, Inc.	423	16
Gilead Sciences, Inc.	760	48
Goldman Sachs Group, Inc. (The)	489	82
Halliburton Co.	6,142	163
HCP, Inc. REIT	319	9
Hecla Mining Co.	658	2
Henry Schein, Inc. (e)	329	26
Hershey Co. (The)	166	18
Hess Corp.	232	9
Hewlett Packard Enterprise Co.	908	12
Home Depot, Inc. (The)	1,250	215
Honeywell International, Inc.	1,317	174
HP, Inc.	797	16
Humana, Inc.	131	38
Illinois Tool Works, Inc.	29	4
Intel Corp.	2,133	100
Intercontinental Exchange, Inc.	379	29
International Business Machines Corp.	762	87
Interpublic Group of Cos., Inc. (The)	418	9
Intuit, Inc.	327	64
Intuitive Surgical, Inc. (e)	142	68
Invesco Ltd.	341	6
Iron Mountain, Inc. CDI (e)	78	3
Iron Mountain, Inc. REIT	422	14
JBG SMITH Properties REIT	65	2
Johnson & Johnson	2,045	264
Johnson Controls International PLC	350	10
JPMorgan Chase & Co.	3,389	331
Juniper Networks, Inc.	360	10
KB Home	494	9
Kellogg Co.	325	19
KeyCorp	339	5
Keysight Technologies, Inc. (e)	126	8
Kimberly-Clark Corp.	735	84
Kimco Realty Corp. REIT	401	6
Kohl's Corp.	302	20
Kraft Heinz Co. (The)	95	4
Kroger Co. (The)	482	13
L Brands, Inc.	266	7
Laboratory Corp. of America Holdings (e)	173	22
Las Vegas Sands Corp.	162	8
Lennar Corp., Class A	2,564	100
Liberty Global PLC, Class A (e)	365	8
Liberty Global PLC Series C (e)	361	7
Liberty Latin America Ltd., Class A (e)	72	1
Liberty Latin America Ltd., Class C (e)	181	3
Liberty Property Trust REIT	357	15
Linde PLC	29	5

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Lockheed Martin Corp.	15	$4
LogMeIn, Inc.	49	4
Louisiana-Pacific Corp.	858	19
Lowe's Cos., Inc.	1,299	120
M&T Bank Corp.	202	29
M/I Homes, Inc. (e)	169	4
Macerich Co. (The) REIT	363	16
Mallinckrodt PLC (e)	29	—	@
ManpowerGroup, Inc.	110	7
Marathon Oil Corp.	307	4
Marathon Petroleum Corp.	326	19
Marriott International, Inc., Class A	2	—	@
Martin Marietta Materials, Inc.	578	99
Masco Corp.	2,769	81
Mastercard, Inc., Class A	1,572	297
McDonald's Corp.	783	139
McEwen Mining, Inc.	352	1
McKesson Corp.	302	33
MDC Holdings, Inc.	273	8
Medtronic PLC	1,194	109
Merck & Co., Inc.	1,486	114
Meritage Homes Corp. (e)	232	9
MGIC Investment Corp. (e)	3,266	34
Microsoft Corp.	4,540	461
Mohawk Industries, Inc. (e)	588	69
Mondelez International, Inc., Class A	687	27
Mosaic Co. (The)	29	1
Murphy Oil Corp.	339	8
Murphy USA, Inc. (e)	162	12
Nasdaq, Inc.	188	15
National Oilwell Varco, Inc.	418	11
NetApp, Inc.	304	18
NetScout Systems, Inc. (e)	2,132	50
New York Community Bancorp, Inc.	188	2
Newfield Exploration Co. (e)	348	5
Newmont Mining Corp.	5,513	191
News Corp., Class A	356	4
News Corp., Class B	310	4
NextEra Energy, Inc.	320	56
NIKE, Inc., Class B	2,468	183
Noble Corp., PLC (e)	254	1
Noble Energy, Inc.	310	6
Nordstrom, Inc.	137	6
Norfolk Southern Corp.	358	54
Northrop Grumman Corp.	20	5
NOW, Inc. (e)	188	2
nVent Electric PLC	6	—	@
NVR, Inc. (e)	31	76
O'Reilly Automotive, Inc. (e)	242	83
Occidental Petroleum Corp.	816	50
Omnicom Group, Inc.	277	20
ONE Gas, Inc.	129	10
	Shares	Value (000)
ONEOK, Inc.	331	$18
Oracle Corp.	2,721	123
Owens Corning	960	42
PACCAR, Inc.	22	1
PayPal Holdings, Inc. (e)	1,218	102
Pentair PLC	6	—	@
People's United Financial, Inc.	188	3
PepsiCo, Inc.	1,216	134
Perspecta, Inc.	83	1
Pfizer, Inc.	3,198	140
PG&E Corp. (e)	358	8
Philip Morris International, Inc.	1,072	72
Phillips 66	714	62
Pioneer Natural Resources Co.	302	40
Pitney Bowes, Inc.	232	1
PNC Financial Services Group, Inc. (The)	473	55
PPL Corp.	389	11
Procter & Gamble Co. (The)	2,092	192
ProLogis, Inc. REIT	317	19
Public Service Enterprise Group, Inc.	289	15
Public Storage REIT	167	34
Pulte Group, Inc.	2,295	60
QUALCOMM, Inc.	1,896	108
Quest Diagnostics, Inc.	247	21
Range Resources Corp.	146	1
Rayonier Advanced Materials, Inc.	193	2
Rayonier, Inc. REIT	316	9
Raytheon Co.	22	3
Regions Financial Corp.	336	4
Republic Services, Inc.	318	23
Resideo Technologies, Inc. (e)	236	5
Robert Half International, Inc.	224	13
Rockwell Automation, Inc.	9	1
Ross Stores, Inc.	320	27
Royal Caribbean Cruises Ltd.	2	—	@
Royal Gold, Inc.	95	8
S&P Global, Inc.	317	54
Sabra Health Care, Inc. REIT	118	2
salesforce.com, Inc. (e)	365	50
Schlumberger Ltd.	1,095	39
Scotts Miracle-Gro Co. (The), Class A	259	16
Sempra Energy	357	39
Simon Property Group, Inc. REIT	349	59
Skyline Champion Corp.	136	2
Southern Co. (The)	283	12
Southwestern Energy Co. (e)	344	1
Sprint Corp. (e)	718	4
Starbucks Corp.	1,543	99
State Street Corp.	357	23
Stericycle, Inc. (e)	249	9
Stewart Information Services Corp.	126	5
Stryker Corp.	327	51
SunTrust Banks, Inc.	344	17

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Symantec Corp.	308	$6
Synchrony Financial	10,459	245
Sysco Corp.	287	18
T Rowe Price Group, Inc.	278	26
Tapestry, Inc.	346	12
Target Corp.	765	51
TE Connectivity Ltd.	186	14
TechnipFMC PLC	97	2
Texas Instruments, Inc.	2,211	209
Thermo Fisher Scientific, Inc.	306	68
TJX Cos., Inc. (The)	756	34
Toll Brothers, Inc.	1,270	42
Twenty-First Century Fox, Inc., Class A	1,096	53
Twenty-First Century Fox, Inc., Class B	348	17
Union Pacific Corp.	1,287	178
United Parcel Service, Inc., Class B	1,307	127
United Technologies Corp.	2,112	225
UnitedHealth Group, Inc.	1,263	315
Universal Forest Products, Inc.	386	10
Urban Edge Properties REIT	74	1
US Bancorp	955	44
Valero Energy Corp.	300	22
Varex Imaging Corp. (e)	124	3
Varian Medical Systems, Inc. (e)	275	31
Ventas, Inc. REIT	253	15
Verisk Analytics, Inc. (e)	168	18
Verizon Communications, Inc.	7,541	424
VF Corp.	348	25
Viacom, Inc., Class B	292	7
Visa, Inc., Class A	2,091	276
Vornado Realty Trust REIT	131	8
Vulcan Materials Co.	1,215	120
Walgreens Boots Alliance, Inc.	368	25
Walmart, Inc.	2,066	192
Walt Disney Co. (The)	1,242	136
Washington Prime Group, Inc. REIT	397	2
Waste Management, Inc.	333	30
Watsco, Inc.	294	41
Weatherford International PLC (e)	388	—	@
WEC Energy Group, Inc.	220	15
Wells Fargo & Co.	2,651	122
Welltower, Inc. REIT	363	25
Western Digital Corp.	72	3
Western Union Co. (The)	88	1
Weyerhaeuser Co. REIT	418	9
Williams Cos., Inc. (The)	358	8
Worldpay, Inc., Class A (e)	225	17
WPX Energy, Inc. (e)	332	4
WW Grainger, Inc.	5	1
Wynn Resorts Ltd.	115	11
Xcel Energy, Inc.	295	15
Xerox Corp.	241	5
	Shares	Value (000)
Xylem, Inc.	135	$9
Yum! Brands, Inc.	313	29
Zimmer Biomet Holdings, Inc.	249	26
Zoetis, Inc.	910	78
		18,883
Total Common Stocks (Cost $27,836)		30,275
	No. of Rights
Rights (0.0%)
Austria (0.0%)
BUQOG AG (e) (Cost $1)	28	1
	No. of Warrants
Warrant (0.0%)
France (0.0%)
CGG SA 2/21/22 (e) (Cost $—)	5	—	@
	Shares
Investment Company (2.8%)
United States (2.8%)
SPDR S&P 500 ETF Trust (Cost $2,078)	11,613	2,902
Short-Term Investments (11.3%)
Investment Companies (9.0%)
iPATH S&P 500 VIX Short-Term Futures ETN	8,266	388
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H)	9,035,845	9,036
Total Investment Companies (Cost $9,391)		9,424
	Face Amount (000)
U.S. Treasury Security (2.3%)
U.S. Treasury Bill 2.38%, 3/21/19 (i)(j) (Cost $2,456)	$2,469	2,456
Total Short-Term Investments (Cost $11,847)		11,880
Total Investments (98.4%) (Cost $99,887) (k)(l)(m)		102,953
Other Assets in Excess of Liabilities (1.6%)		1,628
Net Assets (100.0%)		$104,581

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security is subject to delayed delivery.

(b)  Floating or Variable rate securities: The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Consolidated Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Consolidated Portfolio of Investments.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2018.

(e)  Non-income producing security.

(f)  Security trades on the Hong Kong exchange.

(g)  Security has been deemed illiquid at December 31, 2018.

(h)  At December 31, 2018, the Fund held fair valued securities valued at approximately $1,000, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(i)  Rate shown is the yield to maturity at December 31, 2018.

(j)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(k)  The approximate fair value and percentage of net assets, $10,275,000 and 9.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(l)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(m)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $100,785,000. The aggregate gross unrealized appreciation is approximately $6,194,000 and the aggregate gross unrealized depreciation is approximately $4,433,000, resulting in net unrealized appreciation of approximately $1,761,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

ARS  Auction Rate Security.

CDI  CHESS Depositary Interest.

CDOR  Canadian Dealer Offered Rate.

CVA  Certificaten Van Aandelen.

ETF  Exchange Traded Fund.

JIBAR  Johannesburg Interbank Agreed Rate.

KORIBOR  Korea Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

REIT  Real Estate Investment Trust.

SDR  Swedish Depositary Receipt.

SPDR  Standard & Poor's Depository Receipt.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group	NZD	628		$422	3/28/19	$	(—	@)
Bank of America NA	EUR	242		$277	3/14/19		(2)
Bank of America NA	PLN	145		$38	3/14/19		(—	@)
Bank of America NA		$3,018	EUR	2,625	3/28/19		11
Bank of America NA		$98	SGD	135	3/28/19		1
Bank of America NA		$78	THB	2,555	3/28/19		—	@
Bank of Montreal		$60	HUF	16,990	3/14/19		1
Barclays Bank PLC	EUR	586		$671	3/14/19		(5)
Barclays Bank PLC	GBP	67		$85	3/14/19		(—	@)
Barclays Bank PLC	JPY	2,948		$26	3/14/19		(1)
Barclays Bank PLC	SGD	75		$55	3/14/19		(—	@)
Barclays Bank PLC		$2,886	GBP	2,275	3/14/19		24
Barclays Bank PLC		$8	MYR	34	3/28/19		—	@
Barclays Bank PLC		$597	SGD	817	3/14/19		4
BNP Paribas SA	ARS	5,362		$132	1/24/19		(6)
BNP Paribas SA		$172	ARS	7,325	1/24/19		17
BNP Paribas SA	ARS	8,360		$180	1/24/19		(35)
BNP Paribas SA	CAD	224		$164	3/14/19		—	@
BNP Paribas SA	EUR	226		$259	3/14/19		(2)
BNP Paribas SA	JPY	280		$3	3/14/19		(—	@)
BNP Paribas SA	PLN	925		$246	3/28/19		(2)
BNP Paribas SA		$173	ARS	7,705	1/24/19		26
BNP Paribas SA		$241	ARS	10,328	1/24/19		25
BNP Paribas SA		$654	ARS	21,058	1/24/19		(111)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA		$121	ARS	3,909	1/24/19	$(21)
BNP Paribas SA		$59	CAD	80	3/14/19	(1)
BNP Paribas SA		$58	CAD	79	3/14/19	(—	@)
BNP Paribas SA		$248	RUB	16,624	3/14/19	(11)
BNP Paribas SA		$288	TWD	8,817	3/14/19	—	@
Citibank NA	AUD	148		$105	3/28/19	1
Citibank NA	CAD	4		$3	3/28/19	—	@
Citibank NA	CLP	44,432		$65	3/14/19	1
Citibank NA	JPY	1,035		$9	3/14/19	(—	@)
Citibank NA	KRW	44,159		$40	3/14/19	(—	@)
Citibank NA	THB	1,212		$37	3/14/19	(—	@)
Citibank NA		$31	CAD	42	3/14/19	(1)
Citibank NA		$68	CZK	1,528	3/14/19	—	@
Citibank NA		$695	GBP	548	3/14/19	6
Citibank NA		$121	HKD	945	3/14/19	(—	@)
Citibank NA		$46	ILS	172	3/14/19	—	@
Citibank NA		$423	KRW	474,793	3/14/19	3
Citibank NA		$305	THB	9,958	3/14/19	2
Citibank NA		$146	TRY	821	3/14/19	3
Commonwealth Bank of Australia	EUR	147		$168	3/14/19	(1)
Commonwealth Bank of Australia	NZD	9		$6	3/14/19	—	@
Commonwealth Bank of Australia		$188	GBP	148	3/14/19	2
Credit Suisse International	EUR	2		$3	3/14/19	(—	@)
Goldman Sachs International	AUD	203		$143	3/14/19	(—	@)
Goldman Sachs International	BRL	17,384		$4,503	5/16/19	63
Goldman Sachs International	BRL	6,220		$1,606	5/16/19	18
Goldman Sachs International	BRL	6,816		$1,763	5/16/19	22
Goldman Sachs International	BRL	512		$129	5/16/19	(2)
Goldman Sachs International	BRL	656		$171	5/16/19	3
Goldman Sachs International	CHF	37		$38	3/14/19	(—	@)
Goldman Sachs International	EUR	919		$1,052	3/14/19	(7)
Goldman Sachs International	EUR	290		$333	3/14/19	(1)
Goldman Sachs International	EUR	48		$55	3/14/19	(—	@)
Goldman Sachs International	GBP	452		$575	3/14/19	(3)
Goldman Sachs International	IDR	611,514		$42	3/14/19	(1)
Goldman Sachs International	JPY	1,535		$14	3/14/19	(—	@)
Goldman Sachs International	JPY	6,614		$60	3/14/19	(—	@)
Goldman Sachs International		$82	ARS	3,460	3/14/19	2
Goldman Sachs International		$455	AUD	633	3/14/19	(8)
Goldman Sachs International		$266	BRL	1,036	5/16/19	(2)
Goldman Sachs International		$1,549	BRL	5,907	5/16/19	(41)
Goldman Sachs International		$103	BRL	435	5/16/19	8
Goldman Sachs International		$1,451	BRL	6,179	5/16/19	127
Goldman Sachs International		$1,053	BRL	4,446	5/16/19	82
Goldman Sachs International		$1,772	BRL	6,800	5/16/19	(35)
Goldman Sachs International		$187	BRL	701	5/16/19	(8)
Goldman Sachs International		$1,393	BRL	5,238	5/16/19	(55)
Goldman Sachs International		$172	BRL	665	5/16/19	(2)
Goldman Sachs International		$174	BRL	680	3/14/19	—	@
Goldman Sachs International		$377	EUR	330	3/14/19	3
Goldman Sachs International		$80	GBP	63	3/14/19	1

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International		$95	HKD	740	3/14/19	$	(—	@)
Goldman Sachs International		$47	HUF	13,252	3/14/19		1
Goldman Sachs International	ZAR	3,396		$235	3/14/19		1
JPMorgan Chase Bank NA	CHF	125		$128	3/14/19		(—	@)
JPMorgan Chase Bank NA	CNH	896		$131	6/20/19		—	@
JPMorgan Chase Bank NA	CNH	29,895		$4,481	6/20/19		130
JPMorgan Chase Bank NA	CNH	475		$71	6/20/19		2
JPMorgan Chase Bank NA	CNY	304		$44	3/14/19		(—	@)
JPMorgan Chase Bank NA	JPY	16,086		$144	3/14/19		(4)
JPMorgan Chase Bank NA	NOK	321		$37	3/28/19		(1)
JPMorgan Chase Bank NA	PHP	70,316		$1,330	3/14/19		—	@
JPMorgan Chase Bank NA		$40	CHF	39	3/14/19		—	@
JPMorgan Chase Bank NA		$70	CNH	481	6/20/19		—	@
JPMorgan Chase Bank NA		$44	CNH	307	10/17/19		1
JPMorgan Chase Bank NA		$2	CNH	17	3/14/19		—	@
JPMorgan Chase Bank NA		$620	CNH	4,271	10/17/19		1
JPMorgan Chase Bank NA		$50	DKK	320	3/28/19		(—	@)
JPMorgan Chase Bank NA		$224	HKD	1,750	3/14/19		(—	@)
JPMorgan Chase Bank NA		$126	IDR	1,848,216	3/28/19		1
JPMorgan Chase Bank NA		$87	INR	6,301	3/14/19		2
JPMorgan Chase Bank NA		$738	JPY	81,564	3/28/19		11
JPMorgan Chase Bank NA		$613	KRW	686,342	3/28/19		4
JPMorgan Chase Bank NA		$499	MXN	10,166	3/14/19		13
JPMorgan Chase Bank NA		$77	PHP	4,069	3/14/19		(—	@)
JPMorgan Chase Bank NA		$151	SEK	1,358	3/28/19		3
JPMorgan Chase Bank NA	ZAR	3,203		$222	3/14/19		1
JPMorgan Chase Bank NA	CNH	44,798		$6,384	10/17/19		(136)
JPMorgan Chase Bank NA	CNH	30,784		$4,381	10/17/19		(99)
JPMorgan Chase Bank NA		$118	ARS	4,927	1/24/19		9
JPMorgan Chase Bank NA		$4,395	CNH	30,784	6/20/19		85
JPMorgan Chase Bank NA		$309	CNH	2,183	10/17/19		8
Royal Bank of Canada	CAD	67		$49	3/28/19		—	@
Royal Bank of Canada	JPY	5,400		$49	3/28/19		(—	@)
Royal Bank of Canada		$1,154	GBP	909	3/28/19		9
State Street Bank and Trust Co.		$96	GBP	75	3/14/19		1
State Street Bank and Trust Co.		$13	HKD	100	3/14/19		(—	@)
UBS AG	AUD	527		$375	3/28/19		3
UBS AG	DKK	415		$64	3/14/19		(—	@)
UBS AG	EUR	233		$267	3/14/19		(2)
UBS AG	JPY	3,786		$34	3/14/19		(1)
UBS AG	MXN	1,739		$86	3/28/19		(1)
UBS AG	NOK	238		$27	3/14/19		(—	@)
UBS AG	SEK	291		$33	3/14/19		(—	@)
UBS AG		$554	CAD	743	3/14/19		(9)
UBS AG		$63	CHF	62	3/14/19		1
UBS AG		$296	CHF	290	3/28/19		1
UBS AG		$116	EUR	100	3/14/19		(—	@)
UBS AG		$912	GBP	719	3/14/19		7
UBS AG		$108	SEK	975	3/14/19		2
							$136

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2018:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
100 oz Gold Future (United States)	10	Feb-19	1	$1,281	$52
CAC 40 Index (France)	1	Jan-19	—	54	(1)
DAX Index (Germany)	1	Mar-19	—	303	(8)
Euro Stoxx 50 (Germany)	129	Mar-19	1	4,396	(121)
FTSE MIB Index (Italy)	5	Mar-19	—	522	(15)
German Euro BTP (Germany)	3	Mar-19	300	439	2
German Euro Bund (Germany)	4	Mar-19	400	750	5
Hang Seng Index (Hong Kong)	3	Jan-19	—	495	3
IBEX 35 Index (Spain)	7	Jan-19	—	683	(21)
MSCI Emerging Market E Mini (United States)	50	Mar-19	3	2,417	(52)
MSCI Singapore Free Index (Singapore)	12	Jan-19	1	301	— @
NIKKEI 225 Index (United States)	8	Mar-19	4	723	(30)
S&P 500 E Mini Index (United States)	107	Mar-19	5	13,403	(469)
S&P TSE 60 Index (Canada)	7	Mar-19	1	879	(26)
SPI 200 Index (Australia)	5	Mar-19	—	490	2
U.S. Treasury 10 yr. Note (United States)	11	Mar-19	1,100	1,342	32
U.S. Treasury 10 yr. Ultra Long Bond (United States)	39	Mar-19	3,900	5,073	156
U.S. Treasury 2 yr. Note (United States)	17	Mar-19	3,400	3,609	24
U.S. Treasury Ultra Bond (United States)	2	Mar-19	200	321	17
Short:
Euro OAT (Germany)	3	Mar-19	(300)	(518)	— @
German Euro BONO (Germany)	1	Mar-19	(100)	(166)	(2)
German Euro BTP (Germany)	15	Mar-19	(1,500)	(2,197)	(79)
German Euro BTP (Germany)	14	Mar-19	(1,400)	(2,623)	(20)
U.S. Treasury 10 yr. Ultra Long Bond (United States)	1	Mar-19	(100)	(130)	(4)
U.S. Treasury 5 yr. Note (United States)	27	Mar-19	(2,700)	(3,097)	(51)
U.S. Treasury Ultra Bond (United States)	16	Mar-19	(1,600)	(2,570)	(10)
					$(616)

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at December 31, 2018:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	3 Month KORIBOR	Pay	1.83%	Quarterly/Quarterly	6/14/27		$510,000	$1	$—	$1
Morgan Stanley & Co. LLC*	3 Month JIBAR	Pay	8.51	Quarterly/Quarterly	12/13/27	ZAR	11,841	23	—	23
Morgan Stanley & Co. LLC*	3 Month JIBAR	Pay	8.37	Quarterly/Quarterly	12/15/27		2,753	3	—	3
Morgan Stanley & Co. LLC*	3 Month JIBAR	Pay	7.88	Quarterly/Quarterly	1/4/28		1,784	(2)	—	(2)
Morgan Stanley & Co. LLC*	3 Month JIBAR	Pay	7.81	Quarterly/Quarterly	1/24/28		8,330	(10)	—	(10)
Morgan Stanley & Co. LLC*	3 Month JIBAR	Pay	7.71	Quarterly/Quarterly	4/26/28		3,083	(6)	—	(6)
Morgan Stanley & Co. LLC*	3 Month LIBOR	Receive	3.02	Semi-Annual/Quarterly	6/22/28		$700	(18)	—	(18)
Morgan Stanley & Co. LLC*	3 Month JIBAR	Pay	8.34	Quarterly/Quarterly	6/27/28	ZAR	7,681	7	—	7
Morgan Stanley & Co. LLC*	3 Month LIBOR	Receive	3.21	Semi-Annual/Quarterly	12/3/48		$400	(29)	—	(29)
								$(31)	$—	$(31)
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at December 31, 2018:

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	Barclays Canada Banks Index††	Pay	3 Month CDOR plus 0.00%	Quarterly	5/8/19	CAD	1,337	$39	$—	$39
Barclays Bank PLC	Barclays Canada Banks Index††	Pay	3 Month CDOR plus 0.00%	Quarterly	5/8/19		668	31	—	31
Barclays Bank PLC	Barclays Canada Banks Index††	Pay	3 Month CDOR plus 0.00%	Quarterly	5/8/19		926	44	—	44
Barclays Bank PLC	Barclays Custom Short Elevators Index††	Pay	3 Month USD LIBOR plus 0.25%	Quarterly	3/6/19		$257	14	—	14
Barclays Bank PLC	Barclays Custom Short Elevators Index††	Pay	3 Month USD LIBOR plus 0.25%	Quarterly	3/6/19		88	5	—	5
Barclays Bank PLC	Barclays Custom Short Elevators Index††	Pay	3 Month USD LIBOR plus 0.25%	Quarterly	3/6/19		245	13	—	13
BNP Paribas SA	Alerian MLP Total Return Index	Receive	3 Month USD LIBOR plus 0.47%	Quarterly	5/30/19		160	(14)	—	(14)
BNP Paribas SA	Barclays Elevators Index††	Pay	3 Month USD LIBOR plus 0.27%	Quarterly	5/1/19		131	4	—	4
BNP Paribas SA	Barclays Elevators Index††	Pay	3 Month USD LIBOR plus 0.27%	Quarterly	5/1/19		251	7	—	7
BNP Paribas SA	Barclays Elevators Index††	Pay	3 Month USD LIBOR plus 0.03%	Quarterly	5/1/19		379	11	—	11
BNP Paribas SA	Barclays Elevators Index††	Pay	3 Month USD LIBOR plus 0.03%	Quarterly	5/1/19		424	12	—	12
BNP Paribas SA	Barclays Elevators Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	5/1/19		890	25	—	25
BNP Paribas SA	MSCI Emerging Market Index	Receive	3 Month USD LIBOR plus 0.62%	Quarterly	1/24/19		7,322	(53)	—	(53)
BNP Paribas SA	MSCI U.S. Banks Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.14%	Quarterly	6/14/19		122	5	—	5
BNP Paribas SA	MSCI U.S. Banks Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.14%	Quarterly	6/14/19		406	17	—	17
BNP Paribas SA	MSCI U.S. Banks Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.14%	Quarterly	6/14/19		197	8	—	8
BNP Paribas SA	MSCI U.S. Banks Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.14%	Quarterly	6/14/19		141	6	—	6
Goldman Sachs & Co.	MSCI China Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	11/14/19		606	7	—	7
Goldman Sachs & Co.	MSCI China Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	11/14/19		460	14	—	14
JPMorgan Chase Bank NA	Alerian MLP Total Return Index	Receive	3 Month USD LIBOR plus 0.48%	Quarterly	5/30/19		507	(45)	—	(45)
JPMorgan Chase Bank NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.55%	Quarterly	11/20/19		612	(35)	—	(35)
JPMorgan Chase Bank NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.38%	Quarterly	11/20/19		651	59	—	59
JPMorgan Chase Bank NA	MSCI Japan Net Total Return Index	Receive	3 Month USD LIBOR plus 0.25%	Quarterly	2/8/19		5,533	(389)	—	(389)
								$(215)	$—	$(215)

†† See tables below for details of the equity basket holdings underlying the swap.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with Barclays Canada Banks Index as of December 31, 2018:

Security Description	Shares	Value (000)	Index Weight
Barclays Canada Banks Index
Bank of Montreal	649	$42	12.46%
Bank of Nova Scotia (The)	1,199	60	17.56
Canadian Imperial Bank of Commerce	436	33	9.54
National Bank of Canada	340	14	4.10
Royal Bank of Canada	1,458	100	29.32
Toronto-Dominion Bank (The)	1,849	92	27.02
Total		$341	100.00%

The following table represents the equity basket holdings underlying the total return swap with Barclays Custom Short Elevators Index as of December 31, 2018:

Security Description	Shares	Value (000)	Index Weight
Barclays Custom Short Elevators Index
Fujitec Co., Ltd.	27,700	$298	2.09%
Kone Oyj	157,078	7,490	52.48
Schindler Holding AG	31,545	6,249	43.79
Yungtay Engineering Co., Ltd.	121,000	234	1.64
Total		$14,271	100.00%

The following table represents the equity basket holdings underlying the total return swap with Barclays Elevators Index†† as of December 31, 2018:

Security Description	Shares	Value (000)	Index Weight
Barclays Elevators Index††
Brunello Cucinelli SpA	94	$3	0.40%
Burberry Group PLC	1,174	26	3.21
Christian Dior SE	65	25	3.05
Cie Financiere Richemont SA	1,578	101	12.49
Hermes International	87	48	5.98
Hugo Boss AG	194	12	1.48
Kering SA	347	164	20.21
LVMH Moet Hennessy Louis Vuitton SE	1,046	309	38.20
Moncler SpA	700	23	2.86
Puma SE	29	14	1.75
Salvatore Ferragamo SpA	465	9	1.16
Swatch Group AG (The)	151	44	5.42
Tapestry, Inc.	782	26	3.26
Tod's SpA	91	4	0.53
Total		$808	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom Long U.S. Defensives Index as of December 31, 2018:

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index
Abbott Laboratories	1,407	$102	1.03%
AbbVie, Inc.	1,291	119	1.20
AES Corp.	2,315	33	0.34
Agilent Technologies, Inc.	260	18	0.18
Alexion Pharmaceuticals, Inc.	181	18	0.18
Align Technology, Inc.	58	12	0.12
Allergan PLC	271	36	0.37
Alliant Energy Corp.	810	34	0.35
Altria Group, Inc.	2,694	133	1.34
Ameren Corp.	851	56	0.56
American Electric Power Co., Inc.	1,724	129	1.30
American Water Works Co., Inc.	625	57	0.57
AmerisourceBergen Corp.	131	10	0.10
Amgen, Inc.	591	115	1.16
Anthem, Inc.	213	56	0.57
Archer-Daniels-Midland Co.	790	32	0.33
AT&T, Inc.	38,194	1,090	11.01
Baxter International, Inc.	406	27	0.27
Becton Dickinson and Co.	214	48	0.49
Biogen, Inc.	171	51	0.52
Boston Scientific Corp.	1,111	39	0.40
Bristol-Myers Squibb Co.	1,328	69	0.70
Brown-Forman Corp.	344	16	0.17
Campbell Soup Co.	272	9	0.09
Cardinal Health, Inc.	256	11	0.12
Celgene Corp.	634	41	0.41
Centene Corp.	140	16	0.16
CenterPoint Energy, Inc.	1,511	43	0.43
CenturyLink, Inc.	6,044	92	0.92
Cerner Corp.	255	13	0.14
Church & Dwight Co., Inc.	350	23	0.23
Cigna Corp.	318	60	0.61
Clorox Co. (The)	181	28	0.28
CMS Energy Corp.	989	49	0.50
Coca-Cola Co. (The)	5,391	255	2.58
Colgate-Palmolive Co.	1,237	74	0.74
Conagra Brands, Inc.	584	12	0.13
Consolidated Edison, Inc.	1,086	83	0.84
Constellation Brands, Inc.	241	39	0.39
Cooper Cos, Inc. (The)	40	10	0.10
Costco Wholesale Corp.	616	125	1.27
Coty, Inc.	662	4	0.04
CVS Health Corp.	1,653	108	1.09
Danaher Corp.	495	51	0.52
DaVita, Inc.	124	6	0.06
Dentsply Sirona, Inc.	186	7	0.07
Dominion Energy, Inc.	2,253	161	1.63
DTE Energy Co.	629	69	0.70

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index (cont'd)
Duke Energy Corp.	2,454	$212	2.14%
Edison International	1,142	65	0.65
Edwards Lifesciences Corp.	171	26	0.26
Eli Lilly & Co.	785	91	0.92
Entergy Corp.	629	54	0.55
Estee Lauder Cos, Inc. (The)	314	41	0.41
Eversource Energy	1,111	72	0.73
Exelon Corp.	3,366	152	1.53
FirstEnergy Corp.	1,558	59	0.59
General Mills, Inc.	810	32	0.32
Gilead Sciences, Inc.	1,058	66	0.67
HCA Healthcare, Inc.	234	29	0.29
Henry Schein, Inc.	129	10	0.10
Hershey Co. (The)	198	21	0.21
Hologic, Inc.	227	9	0.09
Hormel Foods Corp.	379	16	0.16
Humana, Inc.	117	34	0.34
IDEXX Laboratories, Inc.	71	13	0.13
Illumina, Inc.	118	35	0.36
Incyte Corp.	138	9	0.09
Intuitive Surgical, Inc.	91	44	0.44
IQVIA Holdings, Inc.	123	14	0.14
JM Smucker Co. (The)	160	15	0.15
Johnson & Johnson	2,174	281	2.83
Kellogg Co.	349	20	0.20
Keurig Dr. Pepper, Inc.	255	7	0.07
Kimberly-Clark Corp.	496	57	0.57
Kraft Heinz Co. (The)	838	36	0.36
Kroger Co. (The)	1,260	35	0.35
Laboratory Corporation of America Holdings	82	10	0.10
McCormick & Co., Inc.	167	23	0.23
McKesson Corp.	170	19	0.19
Medtronic PLC	1,097	100	1.01
Merck & Co., Inc.	2,215	169	1.71
Mettler-Toledo International, Inc.	21	12	0.12
Molson Coors Brewing Co.	259	15	0.15
Mondelez International, Inc.	2,117	85	0.86
Monster Beverage Corp.	582	29	0.29
Mylan N.V.	434	12	0.12
NextEra Energy, Inc.	1,641	285	2.88
NiSource, Inc.	1,143	29	0.29
NRG Energy, Inc.	1,054	42	0.42
Patterson Cos, Inc.	67	1	0.01
PepsiCo, Inc.	2,006	222	2.24
PerkinElmer, Inc.	89	7	0.07
Perrigo Co., PLC	107	4	0.04
Pfizer, Inc.	4,834	211	2.13
PG&E Corp.	1,798	43	0.43
Philip Morris International, Inc.	2,181	146	1.47
Pinnacle West Capital Corp.	391	33	0.34
PPL Corp.	2,395	68	0.69
Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index (cont'd)
Procter & Gamble Co. (The)	3,581	$329	3.33%
Public Service Enterprise Group, Inc.	1,774	92	0.93
Quest Diagnostics, Inc.	110	9	0.09
Regeneron Pharmaceuticals, Inc.	62	23	0.24
ResMed, Inc.	115	13	0.13
SCANA Corp.	501	24	0.24
Sempra Energy	880	95	0.96
Southern Co. (The)	3,504	154	1.56
Stryker Corp.	261	41	0.42
Sysco Corp.	682	43	0.43
Thermo Fisher Scientific, Inc.	324	73	0.73
Tyson Foods, Inc.	406	22	0.22
UnitedHealth Group, Inc.	783	195	1.97
Universal Health Services, Inc.	72	8	0.08
Varian Medical Systems, Inc.	74	8	0.08
Verizon Communications, Inc.	25,376	1,427	14.41
Vertex Pharmaceuticals, Inc.	204	34	0.34
Walgreens Boots Alliance, Inc.	1,219	83	0.84
Walmart, Inc.	2,056	192	1.94
Waters Corp.	65	12	0.13
WEC Energy Group, Inc.	1,106	77	0.78
Xcel Energy, Inc.	1,780	88	0.89
Zimmer Biomet Holdings, Inc.	164	17	0.17
Zoetis, Inc.	398	34	0.34
Total		$9,902	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom Short U.S. Cyclicals Index as of December 31, 2018:

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index
3M Co.	696	$133	1.40%
Accenture PLC	286	40	0.43
Activision Blizzard, Inc.	350	16	0.17
Acuity Brands, Inc.	49	6	0.06
Adobe Systems, Inc.	229	52	0.55
Advance Auto Parts, Inc.	72	11	0.12
Advanced Micro Devices, Inc.	373	7	0.07
Air Products & Chemicals, Inc.	897	144	1.52
Akamai Technologies, Inc.	79	5	0.05
Alaska Air Group, Inc.	144	9	0.09
Albemarle Corp.	455	35	0.37
Allegion PLC	111	9	0.09
Alliance Data Systems Corp.	22	3	0.03
Alphabet, Inc.	140	145	1.53
Alphabet, Inc.	138	144	1.53
Amazon.com, Inc.	390	586	6.20
American Airlines Group, Inc.	506	16	0.17
AMETEK, Inc.	269	18	0.19

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Amphenol Corp.	141	$11	0.12%
Analog Devices, Inc.	170	15	0.15
ANSYS, Inc.	39	6	0.06
AO Smith Corp.	171	7	0.08
Apergy Corp.	91	2	0.03
Apple, Inc.	2,392	377	3.99
Applied Materials, Inc.	494	16	0.17
Aptiv PLC	261	16	0.17
Arconic, Inc.	493	8	0.09
Autodesk, Inc.	102	13	0.14
Automatic Data Processing, Inc.	206	27	0.29
AutoZone, Inc.	27	23	0.24
Avery Dennison Corp.	364	33	0.35
Ball Corp.	1,448	67	0.70
Best Buy Co., Inc.	260	14	0.15
Boeing Co. (The)	648	209	2.21
Booking Holdings, Inc.	48	83	0.88
BorgWarner, Inc.	194	7	0.07
Broadcom, Inc.	188	48	0.51
Cadence Design Systems, Inc.	130	6	0.06
Capri Holdings, Ltd.	148	6	0.06
CarMax, Inc.	179	11	0.12
Carnival Corp.	399	20	0.21
Caterpillar, Inc.	690	88	0.93
CBS Corp.	356	16	0.16
CF Industries Holdings, Inc.	960	42	0.44
CH Robinson Worldwide, Inc.	164	14	0.15
Charter Communications, Inc.	197	56	0.59
Chipotle Mexican Grill, Inc.	25	11	0.11
Cintas Corp.	100	17	0.18
Cisco Systems, Inc.	2,316	100	1.06
Citrix Systems, Inc.	67	7	0.07
Cognizant Technology Solutions Corp.	274	17	0.18
Comcast Corp.	4,605	157	1.66
Corning, Inc.	418	13	0.13
CSX Corp.	1,066	66	0.70
Cummins, Inc.	184	25	0.26
Darden Restaurants, Inc.	123	12	0.13
Deere & Co.	373	56	0.59
Delphi Technologies PLC	87	1	0.01
Delta Air Lines, Inc.	777	39	0.41
Discovery, Inc.	199	5	0.05
Discovery, Inc.	151	4	0.04
DISH Network Corp.	223	6	0.06
Dollar General Corp.	255	28	0.29
Dollar Tree, Inc.	232	21	0.22
Dover Corp.	182	13	0.14
DowDuPont, Inc.	9,605	514	5.44
DR Horton, Inc.	333	12	0.12
DXC Technology Co.	132	7	0.07
Eastman Chemical Co.	596	44	0.46
Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Eaton Corp., PLC	519	$36	0.38%
eBay, Inc.	461	13	0.14
Ecolab, Inc.	1,072	158	1.67
Electronic Arts, Inc.	143	11	0.12
Emerson Electric Co.	747	45	0.47
Equifax, Inc.	140	13	0.14
Expedia Group, Inc.	120	14	0.14
Expeditors International of Washington, Inc.	211	14	0.15
F5 Networks, Inc.	29	5	0.05
Facebook, Inc.	1,098	144	1.52
Fastenal Co.	336	18	0.19
FedEx Corp.	288	46	0.49
Fidelity National Information Services, Inc.	154	16	0.17
Fiserv, Inc.	194	14	0.15
FLIR Systems, Inc.	64	3	0.03
Flowserve Corp.	152	6	0.06
Fluor Corp.	163	5	0.06
FMC Corp.	552	41	0.43
Foot Locker, Inc.	121	6	0.07
Ford Motor Co.	3,829	29	0.31
Fortive Corp.	356	24	0.25
Fortune Brands Home & Security, Inc.	180	7	0.07
Freeport-McMoRan, Inc.	5,539	57	0.60
Gap, Inc. (The)	215	6	0.06
Garmin Ltd.	109	7	0.07
Garrett Motion, Inc.	89	1	0.01
Gartner, Inc.	42	5	0.06
General Dynamics Corp.	325	51	0.54
General Electric Co.	10,102	76	0.81
General Motors Co.	1,284	43	0.45
Genuine Parts Co.	144	14	0.15
Global Payments, Inc.	71	7	0.08
Goodyear Tire & Rubber Co. (The)	246	5	0.05
H&R Block, Inc.	205	5	0.06
Hanesbrands, Inc.	357	4	0.05
Harley-Davidson, Inc.	167	6	0.06
Harris Corp.	55	7	0.08
Hasbro, Inc.	111	9	0.10
Hewlett Packard Enterprise Co.	761	10	0.11
Hilton Worldwide Holdings, Inc.	200	14	0.15
Home Depot, Inc. (The)	1,154	198	2.10
Honeywell International, Inc.	889	117	1.24
HP, Inc.	774	16	0.17
IHS Markit Ltd.	424	20	0.22
Illinois Tool Works, Inc.	361	46	0.48
Ingersoll-Rand PLC	296	27	0.29
Intel Corp.	2,176	102	1.08
International Business Machines Corp.	401	46	0.48
International Flavors & Fragrances, Inc.	325	44	0.46
International Paper Co.	1,700	69	0.73
Interpublic Group of Cos, Inc. (The)	385	8	0.08

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)		Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Intuit, Inc.	113	$22		0.24%
Jacobs Engineering Group, Inc.	140	8		0.09
JB Hunt Transport Services, Inc.	100	9		0.10
Johnson Controls International PLC	1,088	32		0.34
Juniper Networks, Inc.	176	5		0.05
Kansas City Southern	123	12		0.12
KLA-Tencor Corp.	73	7		0.07
Kohl's Corp.	165	11		0.12
L Brands, Inc.	244	6		0.07
L3 Technologies, Inc.	91	16		0.17
Lam Research Corp.	75	10		0.11
Leggett & Platt, Inc.	130	5		0.05
Lennar Corp.	199	8		0.08
Lennar Corp.	4	—	@	—	@@
LKQ Corp.	302	7		0.08
Lockheed Martin Corp.	292	76		0.81
Lowe's Cos, Inc.	827	76		0.81
LyondellBasell Industries N.V.	1,336	111		1.18
Macy's, Inc.	298	9		0.09
Marriott International (The)	306	33		0.35
Martin Marietta Materials, Inc.	259	45		0.47
Masco Corp.	372	11		0.12
Mastercard, Inc.	432	81		0.86
Mattel, Inc.	336	3		0.04
McDonald's Corp.	793	141		1.49
MGM Resorts International	507	12		0.13
Microchip Technology, Inc.	108	8		0.08
Micron Technology, Inc.	516	16		0.17
Microsoft Corp.	3,567	362		3.83
Mohawk Industries, Inc.	62	7		0.08
Mosaic Co. (The)	1,445	42		0.45
Motorola Solutions, Inc.	75	9		0.09
NetApp, Inc.	125	7		0.08
Netflix, Inc.	423	113		1.20
Newell Brands, Inc.	480	9		0.09
Newmont Mining Corp.	2,195	76		0.81
News Corp.	374	4		0.04
News Corp.	119	1		0.01
Nielsen Holdings PLC	392	9		0.10
NIKE, Inc.	1,286	95		1.01
Nordstrom, Inc.	114	5		0.06
Norfolk Southern Corp.	336	50		0.53
Northrop Grumman Corp.	203	50		0.53
Norwegian Cruise Line Holdings Ltd.	174	7		0.08
Nucor Corp.	1,315	68		0.72
nVent Electric PLC	193	4		0.05
NVIDIA Corp.	278	37		0.39
Omnicom Group, Inc.	226	17		0.18
Oracle Corp.	1,399	63		0.67
O'Reilly Automotive, Inc.	86	30		0.31
PACCAR, Inc.	410	23		0.25
Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Packaging Corp. of America	388	$32	0.34%
Parker-Hannifin Corp.	155	23	0.24
Paychex, Inc.	148	10	0.10
PayPal Holdings, Inc.	523	44	0.47
Pentair PLC	193	7	0.08
Perspecta, Inc.	66	1	0.01
PPG Industries, Inc.	1,056	108	1.14
PulteGroup, Inc.	272	7	0.07
PVH Corp.	76	7	0.07
Qorvo, Inc.	59	4	0.04
QUALCOMM, Inc.	684	39	0.41
Quanta Services, Inc.	176	5	0.06
Ralph Lauren Corp.	54	6	0.06
Raytheon Co.	339	52	0.55
Red Hat, Inc.	82	14	0.15
Republic Services, Inc.	267	19	0.20
Resideo Technologies, Inc.	148	3	0.03
Robert Half International, Inc.	147	8	0.09
Rockwell Automation, Inc.	150	23	0.24
Roper Technologies, Inc.	119	32	0.34
Ross Stores, Inc.	381	32	0.34
Royal Caribbean Cruises Ltd.	168	16	0.17
salesforce.com, Inc.	316	43	0.46
Seagate Technology PLC	133	5	0.05
Sealed Air Corp.	782	27	0.29
Sherwin-Williams Co. (The)	338	133	1.41
Signet Jewelers Ltd.	59	2	0.02
Skyworks Solutions, Inc.	85	6	0.06
Snap-on, Inc.	67	10	0.10
Southwest Airlines Co.	642	30	0.32
Stanley Black & Decker, Inc.	179	21	0.23
Starbucks Corp.	1,414	91	0.96
Stericycle, Inc.	100	4	0.04
Symantec Corp.	285	5	0.06
Synopsys, Inc.	70	6	0.06
Tapestry, Inc.	277	9	0.10
Target Corp.	535	35	0.37
TE Connectivity Ltd.	164	12	0.13
Texas Instruments, Inc.	459	43	0.46
Textron, Inc.	309	14	0.15
Tiffany & Co.	100	8	0.09
TJX Cos, Inc. (The)	1,246	56	0.59
Total System Services, Inc.	78	6	0.07
Tractor Supply Co.	124	10	0.11
TransDigm Group, Inc.	56	19	0.20
TripAdvisor, Inc.	106	6	0.06
Twenty-First Century Fox, Inc.	1,030	50	0.52
Twenty-First Century Fox, Inc.	430	21	0.22
Ulta Beauty, Inc.	57	14	0.15
Under Armour, Inc.	181	3	0.03
Under Armour, Inc.	182	3	0.03

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Union Pacific Corp.	934	$129	1.37%
United Continental Holdings, Inc.	302	25	0.27
United Parcel Service, Inc.	804	78	0.83
United Rentals, Inc.	99	10	0.11
United Technologies Corp.	867	92	0.98
VeriSign, Inc.	40	6	0.06
Verisk Analytics, Inc.	181	20	0.21
VF Corp.	320	23	0.24
Viacom, Inc.	345	9	0.09
Visa, Inc.	847	112	1.18
Vulcan Materials Co.	545	54	0.57
Walt Disney Co. (The)	1,511	166	1.75
Waste Management, Inc.	472	42	0.44
Western Digital Corp.	137	5	0.06
Western Union Co. (The)	215	4	0.04
WestRock Co.	1,046	39	0.42
Whirlpool Corp.	71	8	0.08
WW Grainger, Inc.	61	17	0.18
Wyndham Destinations, Inc.	101	4	0.04
Wyndham Hotels & Resorts, Inc.	101	5	0.05
Wynn Resorts Ltd.	78	8	0.08
Xerox Corp.	99	2	0.02
Xilinx, Inc.	115	10	0.11
Xylem, Inc. (NY)	210	14	0.15
Yum! Brands, Inc.	338	31	0.33
Total		$9,448	100.00%

@    Value is less than $500.

@@  Index weight is less than 0.005%.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

CDOR  Canadian Dealer Offered Rate.

KORIBOR  Korea Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

ARS  — Argentine Peso

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

CLP  — Chilean Peso

CNH  — Chinese Yuan Renminbi Offshore

CNY  — Chinese Yuan Renminbi

CZK  — Czech Koruna

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

IDR  — Indonesian Rupiah

ILS  — Israeli Shekel

INR  — Indian Rupee

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PHP  — Philippine Peso

PLN  — Polish Zloty

RUB  — Russian Ruble

SEK  — Swedish Krona

SGD  — Singapore Dollar

THB  — Thai Baht

TRY  — Turkish Lira

TWD  — Taiwan Dollar

USD  — United States Dollar

ZAR  — South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Fixed Income Securities	56.2%
Common Stocks	29.4
Short-Term Investments	11.6
Other**	2.8
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $48,782,000 and net unrealized depreciation of approximately $616,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $136,000. Also does not include open swap agreements with net unrealized depreciation of approximately $246,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $90,851)	$93,917
Investment in Security of Affiliated Issuer, at Value (Cost $9,036)	9,036
Total Investments in Securities, at Value (Cost $99,887)	102,953
Foreign Currency, at Value (Cost $189)	182
Cash	10
Receivable for Variation Margin on Futures Contracts	1,925
Receivable for Investments Sold	1,418
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	753
Interest Receivable	516
Unrealized Appreciation on Swap Agreements	322
Tax Reclaim Receivable	121
Dividends Receivable	49
Receivable for Swap Agreements Termination	47
Receivable from Affiliate	17
Receivable for Variation Margin on Swap Agreements	6
Other Assets	12
Total Assets	108,331
Liabilities:
Payable for Investments Purchased	1,898
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	617
Unrealized Depreciation on Swap Agreements	536
Due to Broker	320
Payable for Professional Fees	109
Payable for Fund Shares Redeemed	98
Payable for Custodian Fees	55
Payable for Servicing Fees	33
Payable for Advisory Fees	30
Payable for Administration Fees	7
Payable for Transfer Agency Fees	3
Payable for Directors' Fees and Expenses	3
Payable for Distribution Fees — Class II Shares	1
Deferred Capital Gain Country Tax	1
Other Liabilities	39
Total Liabilities	3,750
NET ASSETS	$104,581
Net Assets Consist of:
Paid-in-Capital	$96,216
Total Distributable Earnings	8,365
Net Assets	$104,581
CLASS I:
Net Assets	$87,675
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,904,179 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.85
CLASS II:
Net Assets	$16,906
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,726,093 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.79

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Global Strategist Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$1,564
Dividends from Securities of Unaffiliated Issuers (Net of $72 of Foreign Taxes Withheld)	1,113
Dividends from Security of Affiliated Issuer (Note H)	138
Total Investment Income	2,815
Expenses:
Advisory Fees (Note B)	891
Custodian Fees (Note G)	208
Servicing Fees (Note D)	183
Professional Fees	182
Administration Fees (Note C)	95
Pricing Fees	89
Distribution Fees — Class II Shares (Note E)	49
Shareholder Reporting Fees	27
Transfer Agency Fees (Note F)	11
Directors' Fees and Expenses	7
Other Expenses	19
Total Expenses	1,761
Waiver of Advisory Fees (Note B)	(641)
Waiver of Distribution Fees — Class II Shares (Note E)	(30)
Rebate from Morgan Stanley Affiliate (Note H)	(14)
Net Expenses	1,076
Net Investment Income	1,739
Realized Gain (Loss):
Investments Sold (Net of $53 of Capital Gain Country Tax)	7,472
Foreign Currency Forward Exchange Contracts	(81)
Foreign Currency Translation	660
Futures Contracts	(336)
Swap Agreements	(2,041)
Net Realized Gain	5,674
Change in Unrealized Appreciation (Depreciation):
Investments (Net Increase in Deferred Capital Gain Country Tax of $ —@)	(13,562)
Foreign Currency Forward Exchange Contracts	(3)
Foreign Currency Translation	(19)
Futures Contracts	(954)
Swap Agreements	(260)
Net Change in Unrealized Appreciation (Depreciation)	(14,798)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(9,124)
Net Decrease in Net Assets Resulting from Operations	$(7,385)

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,739	$2,328
Net Realized Gain	5,674	5,987
Net Change in Unrealized Appreciation (Depreciation)	(14,798)	10,571
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,385)	18,886
Dividends and Distributions to Shareholders:
Class I	(5,524)	(2,730)*
Class II	(1,097)	(545)*
Total Dividends and Distributions to Shareholders	(6,621)	(3,275)
Capital Share Transactions:(1)
Class I:
Subscribed	2,653	3,781
Distributions Reinvested	5,524	2,730
Redeemed	(15,824)	(16,623)
Class II:
Subscribed	431	572
Distributions Reinvested	1,097	545
Redeemed	(4,009)	(3,959)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(10,128)	(12,954)
Total Increase (Decrease) in Net Assets	(24,134)	2,657
Net Assets:
Beginning of Period	128,715	126,058
End of Period	$104,581	$128,715 †
(1) Capital Share Transactions:
Class I:
Shares Subscribed	242	356
Shares Issued on Distributions Reinvested	529	262
Shares Redeemed	(1,459)	(1,582)
Net Decrease in Class I Shares Outstanding	(688)	(964)
Class II:
Shares Subscribed	40	54
Shares Issued on Distributions Reinvested	105	53
Shares Redeemed	(374)	(378)
Net Decrease in Class II Shares Outstanding	(229)	(271)

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Consolidated Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 consolidated financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income	$(1,191)
Net Realized Gain	$(1,539)
Class II:
Net Investment Income	$(225)
Net Realized Gain	$(320)

†  Accumulated Undistributed Net Investment Income for the year ended December 31, 2017 was $1,273.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015(2)		2014(2)
Net Asset Value, Beginning of Period	$11.17		$9.87		$9.39		$10.28		$11.06
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.16		0.20		0.15		0.17		0.20
Net Realized and Unrealized Gain (Loss)	(0.86)		1.38		0.37		(0.81)		0.06
Total from Investment Operations	(0.70)		1.58		0.52		(0.64)		0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.12)		—		(0.17)		(0.09)
Net Realized Gain	(0.49)		(0.16)		(0.04)		(0.08)		(0.95)
Total Distributions	(0.62)		(0.28)		(0.04)		(0.25)		(1.04)
Net Asset Value, End of Period	$9.85		$11.17		$9.87		$9.39		$10.28
Total Return(4)	(6.50)%		16.11%		5.58%		(6.39)%		2.15%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$87,675		$107,015		$104,197		$119,248		$150,001
Ratio of Expenses to Average Net Assets(7)	0.89	%(5)	0.88	%(5)	0.88	%(5)	0.69	%(5)(6)	0.56	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	1.48	%(5)	1.85	%(5)	1.54	%(5)	1.73	%(5)	1.86	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.02%		0.02%		0.03%		0.04%
Portfolio Turnover Rate	85%		99%		105%		146%		82%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.44%		1.42%		1.43%		1.47%		1.42%
Net Investment Income to Average Net Assets	0.93%		1.31%		0.99%		0.95%		1.00%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective August 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to August 1, 2015, the maximum ratio was 0.60% for Class I shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Consolidated Financial Highlights

Global Strategist Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015(2)		2014(2)
Net Asset Value, Beginning of Period	$11.11		$9.82		$9.35		$10.24		$11.03
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.15		0.18		0.14		0.16		0.19
Net Realized and Unrealized Gain (Loss)	(0.86)		1.38		0.37		(0.82)		0.06
Total from Investment Operations	(0.71)		1.56		0.51		(0.66)		0.25
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.11)		—		(0.15)		(0.09)
Net Realized Gain	(0.49)		(0.16)		(0.04)		(0.08)		(0.95)
Total Distributions	(0.61)		(0.27)		(0.04)		(0.23)		(1.04)
Net Asset Value, End of Period	$9.79		$11.11		$9.82		$9.35		$10.24
Total Return(4)	(6.65)%		15.96%		5.49%		(6.53)%		2.00%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,906		$21,700		$21,861		$24,481		$29,604
Ratio of Expenses to Average Net Assets(7)	0.99	%(5)	0.98	%(5)	0.98	%(5)	0.79	%(5)(6)	0.66	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	1.38	%(5)	1.75	%(5)	1.44	%(5)	1.63	%(5)	1.76	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.02%		0.02%		0.03%		0.04%
Portfolio Turnover Rate	85%		99%		105%		146%		82%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.69%		1.67%		1.68%		1.76%		1.77%
Net Investment Income to Average Net Assets	0.68%		1.06%		0.74%		0.66%		0.65%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective August 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class II shares. Prior to August 1, 2015, the maximum ratio was 0.70% for Class II shares.
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Consolidated Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Global Strategist Portfolio. The Fund seeks total return and offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's consolidated financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, VIF Global Strategist Cayman

Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation. As of December 31, 2018, the Subsidiary represented approximately $12,099,000 or approximately 11.57% of the total assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$68	$—	$68
Agency Fixed Rate Mortgages	—	3,029	—	3,029
Asset-Backed Securities	—	405	—	405
Commercial Mortgage-Backed Securities	—	799	—	799
Corporate Bonds	—	15,688	—	15,688
Mortgages - Other	—	456	—	456
Sovereign	—	27,495	—	27,495
U.S. Treasury Securities	—	9,955	—	9,955
Total Fixed Income Securities	—	57,895	—	57,895
Common Stocks
Aerospace & Defense	508	135	—	643
Air Freight & Logistics	202	18	—	220
Airlines	—	14	—	14
Auto Components	29	33	—	62
Automobiles	29	111	—	140
Banks	1,212	1,921	—	3,133
Beverages	178	255	—	433
Biotechnology	514	169	—	683
Building Products	148	90	—	238
Capital Markets	488	274	—	762
Chemicals	214	248	—	462
Commercial Services & Supplies	95	28	—	123
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Communications Equipment	$229	$60	$—		$289
Construction & Engineering	2	76	—		78
Construction Materials	238	43	—		281
Consumer Finance	1,156	2	—		1,158
Containers & Packaging	26	19	—		45
Diversified Financial Services	145	78	—		223
Diversified Telecommunication Services	572	183	—		755
Electric Utilities	262	136	—		398
Electrical Equipment	54	167	—		221
Electronic Equipment, Instruments & Components	48	18	—		66
Energy Equipment & Services	224	8	—	†	232	†
Entertainment	136	—	—		136
Equity Real Estate Investment Trusts (REITs)	393	129	—		522
Food & Staples Retailing	424	145	—		569
Food Products	84	456	—		540
Gas Utilities	10	16	—		26
Health Care Equipment & Supplies	627	127	—		754
Health Care Providers & Services	834	30	—		864
Health Care Technology	18	—	—		18
Hotels, Restaurants & Leisure	317	134	—		451
Household Durables	490	48	—		538
Household Products	407	133	—		540
Independent Power & Renewable Electricity Producers	4	8	—		12
Industrial Conglomerates	367	85	—		452
Information Technology Services	956	48	—		1,004
Insurance	240	536	—		776
Interactive Media & Services	900	8	—		908
Internet & Direct Marketing Retail	606	—	—		606
Life Sciences Tools & Services	83	61	—		144
Machinery	134	204	—		338
Marine	—	36	—		36
Media	357	122	—		479

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Metals & Mining	$674		$553	$—		$1,227
Multi-Line Retail	77		18	—		95
Multi-Utilities	164		113	—		277
Oil, Gas & Consumable Fuels	883		751	—		1,634
Paper & Forest Products	19		26	—		45
Personal Products	37		218	—		255
Pharmaceuticals	816		1,178	—		1,994
Professional Services	82		145	—		227
Real Estate Management & Development	3		106	—		109
Road & Rail	330		37	—		367
Semiconductors & Semiconductor Equipment	433		65	1		499
Software	819		79	—		898
Specialty Retail	502		51	—		553
Tech Hardware, Storage & Peripherals	694		—	—		694
Textiles, Apparel & Luxury Goods	220		180	—		400
Thrifts & Mortgage Finance	36		2	—		38
Tobacco	147		162	—		309
Trading Companies & Distributors	45		60	—		105
Transportation Infrastructure	—		46	—		46
Water Utilities	—		17	—		17
Wireless Telecommunication Services	24		90	—		114
Total Common Stocks	19,965		10,309	1	†	30,275	†
Rights	—		1	—		1
Warrant	—	@	—	—		—	@
Investment Company	2,902		—	—		2,902
Short-Term Investments
Investment Companies	9,424		—	—		9,424
U.S. Treasury Security	—		2,456	—		2,456
Total Short-Term Investments	9,424		2,456	—		11,880
Foreign Currency Forward Exchange Contracts	—		753	—		753
Futures Contracts	293		—	—		293
Interest Rate Swap Agreements	—		34	—		34
Total Return Swap Agreements	—		321	—		321
Total Assets	32,584		71,769	1	†	104,354	†
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(617)	$—		$(617)
Futures Contracts	(909)	—	—		(909)
Interest Rate Swap Agreements	—	(65)	—		(65)
Total Return Swap Agreements	—	(536)	—		(536)
Total Liabilities	(909)	(1,218)	—		(2,127)
Total	$31,675	$70,551	$1	†	$102,227 †

@  Value is less than $500.

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Global Strategist	Common Stocks (000)
Beginning Balance	$—	@
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	1
Realized gains (losses)	—
Ending Balance	$1
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$1

@  Value is less than $500.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2018. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2018.

	Fair Value at December 31, 2018 (000)	Valuation Technique	Unobservable Input	Amount	Impact to Valuation from an Increase in Input ††
Common Stock	$1	Book Value	Book Value	$0.050	Increase

††  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things,

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is included in the table following the Consolidated Portfolio of Investments and serves as an indicator of the current

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$753
Futures Contracts	Variation Margin on Futures Contracts	Commodity Risk	52	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	5	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	236	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	321
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	34	(a)
Total			$1,401
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(617)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(743	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(166	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(536)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(65	)(a)
Total			$(2,127)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Foreign Currency Forward	Exchange Contracts	$(81)
Commodity Risk	Futures Contracts	195
Equity Risk	Futures Contracts	(222)
Interest Rate Risk	Futures Contracts	(309)
Equity Risk	Swap Agreements	(2,247)
Interest Rate Risk	Swap Agreements	206
Total		$(2,458)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Foreign Currency Forward	Exchange Contracts	$(3)
Commodity Risk	Futures Contracts	211
Equity Risk	Futures Contracts	(1,196)
Interest Rate Risk	Futures Contracts	31
Equity Risk	Swap Agreements	33
Interest Rate Risk	Swap Agreements	(293)
Total		$(1,217)

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$753	$617
Swap Agreements	322	536
Total	$1,075	$1,153

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)(d)	Net Amount (not less than $0) (000)
Bank of America NA	$12		$(2)	$—	$10
Bank of Montreal	1		—	—	1
Barclays Bank PLC	174		(6)	—	168
BNP Paribas SA	163		(135)	—	28
Citibank NA	16		(1)	—	15
Commonwealth Bank of Australia	2		(1)	—	1
Goldman Sachs International	352		(165)	(187)	0
JPMorgan Chase Bank NA	331		(300)	—	31
Royal Bank of Canada	9		(— @)	—	9
State Street Bank and Trust Co.	1		(— @)	—	1
UBS AG	14		(13)	—	1
Total	$1,075		$(623)	$(187)	$265
Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Pledged (000)(d)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$—	@	$—	$—	$—	@
Bank of America NA	2		(2)	—	0
Barclays Bank PLC	6		(6)	—	0
BNP Paribas SA	256		(135)	(121)	0
Citibank NA	1		(1)	—	0
Commonwealth Bank of Australia	1		(1)	—	0
Credit Suisse International	—	@	—	—	—	@
Goldman Sachs International	165		(165)	—	0
JPMorgan Chase Bank NA	709		(300)	(329)	80
Royal Bank of Canada	—	@	(— @)	—	0
State Street Bank and Trust Co.	—	@	(— @)	—	0
UBS AG	13		(13)	—	0
Total	$1,153		$(623)	$(450)	$80

@  Value is less than $500.

(d)  In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$83,813,000
Futures Contracts:
Average monthly notional value	$63,620,000
Swap Agreements:
Average monthly notional amount	$43,586,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.20% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares and 1.00% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

when they deem such action is appropriate. For the year ended December 31, 2018, approximately $641,000 of advisory fees were waived pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2018, this waiver amounted to approximately $30,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government $43,813,000 and $63,414,000, respectively. For the year ended December 31, 2018, purchases and sales of long-term U.S. Government securities were approximately $50,759,000 and $45,489,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $14,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$13,399	$67,537	$71,900	$138
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$9,036

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,352	$5,269	$1,416	$1,859

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to swap transactions, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(10)	$10

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,951	$4,497

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 75.6%.

L. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08,

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Strategist Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Strategist Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Global Strategist Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 20, 2019

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018.

The Fund designated and paid approximately $5,269,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov)

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFIMANN
2397852 EXP. 02.29.20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Growth Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
Director and Officer Information	24

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Growth Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$901.40	$1,021.12	$3.88	$4.13	0.81%
Growth Portfolio Class II	1,000.00	900.40	1,019.86	5.08	5.40	1.06

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited)

Growth Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 7.54%, net of fees, and 7.30%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed against the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned –1.51%.

Factors Affecting Performance

•  U.S. stocks ended the year with a loss, as anxiety over rising downside risks overwhelmed positive fundamental data. While most other major world economies were slowing, the U.S. economy accelerated in 2018. A tight labor market and rising wages supported consumer spending and confidence. Corporate earnings and revenues were robust, aided by tailwinds from tax cuts and deregulation. However, looming risks from geopolitical uncertainties, especially U.S.-China trade relations, and tightening financial conditions began to take a toll on investor sentiment and corporate earnings outlooks. Market volatility increased markedly from 2017's historically low levels, with especially sharp price swings in February, October and December 2018.

•  Within the Index, the utilities, consumer discretionary and information technology (IT) were the best-performing sectors, while energy, materials and communication services were the weakest performers.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, the Fund's outperformance was largely driven by stock selection. Sector allocation marginally detracted from relative performance.

•  Our stock selection was most favorable in the health care, IT and consumer discretionary sectors. Three health care holdings — a provider of cloud-based software solutions primarily to the life sciences industry, a leading maker of continuous glucose monitoring devices used by diabetics, and a leading genetic testing and analysis systems developer — were among the top five contributors to performance across the whole portfolio over the 12-month period. Also among the five top contributors were an online retail and cloud computing leader and a software-as-a-service provider for finance and human resource management.

•  The communication services sector was the chief detractor from relative performance due to both stock selection and an overweight allocation in the sector. A music streaming service and a video game publisher were the two largest detracting holdings in the communication services sector and across the whole portfolio. Stock selection and an underweight in the materials sector also dampened relative results, as did an underweight to the IT sector.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

Growth Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1)

	Period Ended December 31, 2018
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	7.54%	12.57%	19.73%	9.44%
Russell 1000® Growth Index	–1.51	10.40	15.29	7.49
Fund – Class II(4)	7.30	12.29	19.43	11.47
Russell 1000® Growth Index	–1.51	10.40	15.29	9.59

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser") (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (94.4%)
Biotechnology (1.1%)
Alnylam Pharmaceuticals, Inc. (a)	18,288	$1,333
Bluebird Bio, Inc. (a)	2,711	269
Editas Medicine, Inc. (a)	16,378	373
Intellia Therapeutics, Inc. (a)	21,725	297
Intrexon Corp. (a)(b)	35,942	235
Moderna, Inc. (a)(b)	37,674	575
		3,082
Entertainment (4.6%)
Activision Blizzard, Inc.	85,582	3,986
Spotify Technology SA (a)	72,724	8,254
		12,240
Health Care Equipment & Supplies (9.2%)
DexCom, Inc. (a)	76,862	9,208
Intuitive Surgical, Inc. (a)	27,111	12,984
LivaNova PLC (a)	25,344	2,318
		24,510
Health Care Providers & Services (1.4%)
HealthEquity, Inc. (a)	61,487	3,668
Health Care Technology (9.9%)
Agilon Health Topco, Inc. (a)(c)(d)(e)	3,363	1,274
athenahealth, Inc. (a)	67,158	8,860
Veeva Systems, Inc., Class A (a)	182,966	16,343
		26,477
Hotels, Restaurants & Leisure (3.3%)
Starbucks Corp.	138,123	8,895
Information Technology Services (6.2%)
MongoDB, Inc. (a)	49,072	4,109
Shopify, Inc., Class A (Canada) (a)	29,805	4,126
Square, Inc., Class A (a)	65,317	3,664
Twilio, Inc., Class A (a)	51,195	4,572
		16,471
Interactive Media & Services (13.5%)
Alphabet, Inc., Class C (a)	6,737	6,977
Facebook, Inc., Class A (a)	49,800	6,528
IAC/InterActiveCorp (a)	55,971	10,245
Twitter, Inc. (a)	423,666	12,176
		35,926
Internet & Direct Marketing Retail (13.9%)
Amazon.com, Inc. (a)	14,706	22,088
Farfetch Ltd., Class A (a)	136,959	2,426
GrubHub, Inc. (a)	53,198	4,086
MercadoLibre, Inc.	14,054	4,116
Netflix, Inc. (a)	15,857	4,244
		36,960
Life Sciences Tools & Services (5.6%)
Illumina, Inc. (a)	49,659	14,894
Pharmaceuticals (0.1%)
Nektar Therapeutics (a)	5,656	186
	Shares	Value (000)
Road & Rail (3.3%)
Union Pacific Corp.	64,001	$8,847
Semiconductors & Semiconductor Equipment (0.5%)
NVIDIA Corp.	9,344	1,247
Software (18.4%)
Autodesk, Inc. (a)	31,049	3,993
salesforce.com, Inc. (a)	102,841	14,086
ServiceNow, Inc. (a)	80,305	14,299
Workday, Inc., Class A (a)	103,584	16,540
		48,918
Textiles, Apparel & Luxury Goods (3.4%)
LVMH Moet Hennessy Louis Vuitton SE (France)	31,276	9,190
Total Common Stocks (Cost $192,131)		251,511
Preferred Stocks (3.1%)
Electronic Equipment, Instruments & Components (0.5%)
Magic Leap Series C (a)(c)(d)(e) (acquisition cost — $1,089; acquired 12/22/15)	47,281	1,277
Internet & Direct Marketing Retail (2.6%)
Airbnb, Inc. Series D (a)(c)(d)(e) (acquisition cost — $1,335; acquired 4/16/14)	32,784	3,959
Uber Technologies Series G (a)(c)(d)(e) (acquisition cost — $3,117; acquired 12/3/15)	63,916	2,948
		6,907
Total Preferred Stocks (Cost $5,541)		8,184
Short-Term Investments (3.0%)
Securities held as Collateral on Loaned Securities (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	441,920	442
	Face Amount (000)
Repurchase Agreements (0.0%)
Barclays Capital, Inc., (2.90%, dated 12/31/18, due 1/2/19; proceeds $33; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/24; valued at $34)	$33	33
HSBC Securities USA, Inc., (2.95%, dated 12/31/18, due 1/2/19; proceeds $68; fully collateralized by U.S. Government obligations; 0.00% – 2.75% due 1/31/19 – 2/15/42; valued at $69)	68	68
		101
Total Securities held as Collateral on Loaned Securities (Cost $543)		543

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Growth Portfolio

	Shares	Value (000)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $7,453)	7,453,360	$7,453
	Total Short-Term Investments (Cost $7,996)	7,996
	Total Investments Excluding Purchased Options (100.5%) (Cost $205,668)	267,691
	Total Purchased Options Outstanding (0.1%) (Cost $885)	170
	Total Investments (100.6%) (Cost $206,553) Including $800 of Securities Loaned (f)(g)	267,861
	Liabilities in Excess of Other Assets (-0.6%)	(1,620)
	Net Assets (100.0%)	$266,241

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2018.

(c)  At December 31, 2018, the Fund held fair valued securities valued at approximately $9,458,000, representing 3.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(d)  Security has been deemed illiquid at December 31, 2018.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2018 amounts to $9,458,000 and represents 3.6% of net assets.

(f)  The approximate fair value and percentage of net assets, $9,190,000 and 3.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $207,654,000. The aggregate gross unrealized appreciation is approximately $77,902,000 and the aggregate gross unrealized depreciation is approximately $17,695,000, resulting in net unrealized appreciation of approximately $60,207,000.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2018:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.16	Jan-19	62,835,154	$62,835	$6	$272	$(266)
Royal Bank of Scotland	USD/CNH	CNH	7.78	Jul-19	63,383,701	63,384	69	309	(240)
Royal Bank of Scotland	USD/CNH	CNH	8.00	Oct-19	51,670,135	51,670	95	304	(209)
							$170	$885	$(715)

CNH  — Chinese Yuan Renminbi Offshore

USD  — United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	21.0%
Software	18.3
Internet & Direct Marketing Retail	16.4
Interactive Media & Services	13.4
Health Care Technology	9.9
Health Care Equipment & Supplies	9.2
Information Technology Services	6.2
Life Sciences Tools & Services	5.6
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2018.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $198,658)	$259,966
Investment in Security of Affiliated Issuer, at Value (Cost $7,895)	7,895
Total Investments in Securities, at Value (Cost $206,553)	267,861
Foreign Currency, at Value (Cost $1)	1
Cash from Securities Lending	3
Receivable for Fund Shares Sold	186
Tax Reclaim Receivable	29
Receivable from Affiliate	13
Receivable from Securities Lending Income	1
Other Assets	14
Total Assets	268,108
Liabilities:
Collateral on Securities Loaned, at Value	546
Payable for Fund Shares Redeemed	379
Payable for Advisory Fees	360
Due to Broker	340
Payable for Servicing Fees	87
Payable for Professional Fees	52
Payable for Distribution Fees — Class II Shares	31
Payable for Administration Fees	19
Payable for Reorganization Expense	15
Payable for Directors' Fees and Expenses	5
Payable for Custodian Fees	4
Payable for Transfer Agency Fees	4
Other Liabilities	25
Total Liabilities	1,867
NET ASSETS	$266,241
Net Assets Consist of:
Paid-in-Capital	$172,846
Total Distributable Earnings	93,395
Net Assets	$266,241
CLASS I:
Net Assets	$126,941
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,434,666 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$28.62
CLASS II:
Net Assets	$139,300
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,168,543 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$26.95
(1) Including:
Securities on Loan, at Value:	$800

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Growth Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $33 of Foreign Taxes Withheld)	$984
Dividends from Security of Affiliated Issuer (Note H)	128
Income from Securities Loaned — Net	40
Total Investment Income	1,152
Expenses:
Advisory Fees (Note B)	1,474
Distribution Fees — Class II Shares (Note E)	376
Servicing Fees (Note D)	347
Administration Fees (Note C)	236
Professional Fees	117
Shareholder Reporting Fees	25
Custodian Fees (Note G)	19
Transfer Agency Fees (Note F)	12
Directors' Fees and Expenses	11
Pricing Fees	3
Other Expenses	30
Reorganization Expense (Note L)	66
Total Expenses	2,716
Rebate from Morgan Stanley Affiliate (Note H)	(15)
Net Expenses	2,701
Net Investment Loss	(1,549)
Realized Gain (Loss):
Investments Sold	37,582
Foreign Currency Translation	(4)
Net Realized Gain	37,578
Change in Unrealized Appreciation (Depreciation):
Investments	(16,991)
Foreign Currency Translation	(2)
Net Change in Unrealized Appreciation (Depreciation)	(16,993)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	20,585
Net Increase in Net Assets Resulting from Operations	$19,036

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,549)	$(1,234)
Net Realized Gain	37,578	57,363
Net Change in Unrealized Appreciation (Depreciation)	(16,993)	21,307
Net Increase in Net Assets Resulting from Operations	19,036	77,436
Dividends and Distributions to Shareholders:
Class I	(26,721)	(10,278)*
Class II	(29,303)	(8,655)*
Total Dividends and Distributions to Shareholders	(56,024)	(18,933)
Capital Share Transactions:(1)
Class I:
Subscribed	7,269	4,869
Distributions Reinvested	26,721	10,278
Redeemed	(25,308)	(18,643)
Class II:
Subscribed	72,799	35,650
Distributions Reinvested	29,303	8,655
Redeemed	(65,568)	(25,884)
Net Increase in Net Assets Resulting from Capital Share Transactions	45,216	14,925
Total Increase in Net Assets	8,228	73,428
Net Assets:
Beginning of Period	258,013	184,585
End of Period	$266,241	$258,013 †
(1) Capital Share Transactions:
Class I:
Shares Subscribed	219	161
Shares Issued on Distributions Reinvested	832	358
Shares Redeemed	(747)	(629)
Net Increase (Decrease) in Class I Shares Outstanding	304	(110)
Class II:
Shares Subscribed	2,242	1,235
Shares Issued on Distributions Reinvested	968	316
Shares Redeemed	(2,064)	(912)
Net Increase in Class II Shares Outstanding	1,146	639

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Realized Gain	$(10,278)
Class II:
Net Realized Gain	$(8,655)

†  Accumulated Net Investment Loss for the year ended December 31, 2017 was $(17).

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$32.38		$24.65		$29.93		$30.73		$31.03
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.14)		(0.13)		(0.03)		(0.11)		(0.06)
Net Realized and Unrealized Gain (Loss)	3.34		10.44		(0.57)		3.76		1.98
Total from Investment Operations	3.20		10.31		(0.60)		3.65		1.92
Distributions from and/or in Excess of:
Net Realized Gain	(6.96)		(2.58)		(4.68)		(4.45)		(2.22)
Net Asset Value, End of Period	$28.62		$32.38		$24.65		$29.93		$30.73
Total Return(3)	7.54%		43.15%		(1.64)%		12.24%		6.36%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$126,941		$133,745		$104,504		$119,883		$122,881
Ratio of Expenses to Average Net Assets(6)	0.79	%(4)	0.79	%(4)	0.76	%(4)	0.80	%(4)	0.77	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A(4)		N/A		N/A		N/A		0.80	%(4)
Ratio of Net Investment Loss to Average Net Assets(6)	(0.39	)%(4)	(0.43	)%(4)	(0.11	)%(4)	(0.37	)%(4)	(0.19	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	56%		54%		39%		33%		30%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.81%		0.79%		0.81%		0.85%
Net Investment Loss to Average Net Assets	N/A		(0.45)%		(0.14)%		(0.38)%		(0.27)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.03% higher and the Ratio of Net Investment Loss to Average Net Assets would have been 0.03% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Financial Highlights

Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$30.89		$23.66		$29.00		$29.97		$30.39
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.21)		(0.19)		(0.09)		(0.18)		(0.13)
Net Realized and Unrealized Gain (Loss)	3.23		10.00		(0.57)		3.66		1.93
Total from Investment Operations	3.02		9.81		(0.66)		3.48		1.80
Distributions from and/or in Excess of:
Net Realized Gain	(6.96)		(2.58)		(4.68)		(4.45)		(2.22)
Net Asset Value, End of Period	$26.95		$30.89		$23.66		$29.00		$29.97
Total Return(3)	7.30%		42.82%		(1.92)%		11.97%		6.09%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$139,300		$124,268		$80,081		$89,398		$80,103
Ratio of Expenses to Average Net Assets(6)	1.04	%(4)	1.04	%(4)	1.01	%(4)	1.05	%(4)	1.02	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A(4)		N/A		N/A		N/A		1.05	%(4)
Ratio of Net Investment Loss to Average Net Assets(6)	(0.64	)%(4)	(0.68	)%(4)	(0.36	)%(4)	(0.62	)%(4)	(0.44	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	56%		54%		39%		33%		30%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.06%		1.04%		1.09%		1.20%
Net Investment Loss to Average Net Assets	N/A		(0.70)%		(0.39)%		(0.66)%		(0.62)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets would have been 0.03% higher and the Ratio of Net Investment Loss to Average Net Assets would have been 0.03% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$3,082	$—	$—	$3,082
Entertainment	12,240	—	—	12,240
Health Care Equipment & Supplies	24,510	—	—	24,510
Health Care Providers & Services	3,668	—	—	3,668
Health Care Technology	25,203	—	1,274	26,477
Hotels, Restaurants & Leisure	8,895	—	—	8,895
Information Technology Services	16,471	—	—	16,471
Interactive Media & Services	35,926	—	—	35,926
Internet & Direct Marketing Retail	36,960	—	—	36,960
Life Sciences Tools & Services	14,894	—	—	14,894
Pharmaceuticals	186	—	—	186
Road & Rail	8,847	—	—	8,847
Semiconductors & Semiconductor Equipment	1,247	—	—	1,247
Software	48,918	—	—	48,918
Textiles, Apparel & Luxury Goods	—	9,190	—	9,190
Total Common Stocks	241,047	9,190	1,274	251,511
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	1,277	1,277
Internet & Direct Marketing Retail	—	—	6,907	6,907
Total Preferred Stocks	—	—	8,184	8,184
Call Options Purchased	—	170	—	170
Short-Term Investments
Investment Company	7,895	—	—	7,895
Repurchase Agreements	—	101	—	101
Total Short-Term Investments	7,895	101	—	7,996
Total Assets	$248,942	$9,461	$9,458	$267,861

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$—	$7,224
Purchases	1,272
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	(485)
Change in unrealized appreciation (depreciation)	2	1,445
Realized gains (losses)	—	—
Ending Balance	$1,274	$8,184
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$2	$1,188

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2018. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance: The Fund calculated the weighted average of the unobservable inputs relative to each investment's fair value as of December 31, 2018.

	Fair Value at December 31, 2018 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input††
Common Stock	$1,274	Market Transaction Method	Precedent Transaction	$378.16	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.50%	Decrease
			Perpetual Growth Rate	3.50%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.3x	Increase
			Discount for Lack of Marketability	15.00%	Decrease
Preferred Stocks	$8,184	Market Transaction Method	Precedent Transaction	$27.00–$48.77/$42.19	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	14.0%–27.0%/16.72%	Decrease
			Perpetual Growth Rate	3.0%–4.0%/3.50%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.1x–10.5x/6.34x	Increase
			Discount for Lack of Marketability	9.0%–20.0%/13.62%	Decrease

††  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease
16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$170	(a)

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(485	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(304)(c)

(c)  Amounts are included in Investments in the Statement of Operations.

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$170	(a)	$—

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	170	(a)	$—	$(170)	$0

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	183,832,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$800	(f)	$—	$(786	)(g)	$14

(f)  Represents market value of loaned securities at year end.

(g)  The Fund received cash collateral of approximately $546,000, of which approximately $543,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2018, there was uninvested cash of approximately $3,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $240,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2018:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$546	$—	$—	$—	$546
Total Borrowings	$546	$—	$—	$—	$546
Gross amount of recognized liabilities for securities lending transactions					$546

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2018, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares and 1.05% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2018.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $158,174,000 and $165,033,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $15,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$15,931	$115,547	$123,583	$128
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$7,895

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$4,769	$51,255	$—	$18,933

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(3,434)	$3,434

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
—	$33,200

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 55.7%.

L. Subsequent Event: On February 6, 2019, shareholders of Morgan Stanley Variable Investment Series ("VIS") Multi Cap Growth Portfolio approved the reorganization of VIS Multi Cap Growth into the Fund. Given the approved reorganization, VIS Multi Cap Growth Portfolio is expected to close to new investors on or about April 24, 2019, with a reorganization anticipated to take place on or about April 29, 2019.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Growth Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Growth Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 20, 2019

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018.

The Fund designated and paid approximately $55,967,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCGANN
2394477 EXP. 02.29.20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Mid Cap Growth Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
Director and Officer Information	24

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example (unaudited)

Mid Cap Growth Portfolio

As a shareholder of the Mid Cap Growth Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Mid Cap Growth Portfolio Class I	$1,000.00	$909.60	$1,020.47	$4.52	$4.79	0.94%
Mid Cap Growth Portfolio Class II	1,000.00	908.90	1,019.96	5.00	5.30	1.04

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Fund seeks long term capital growth by investing primarily in common stocks and other equity securities.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 10.65%, net of fees, and 10.53%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed against the Fund's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned –4.75%.

Factors Affecting Performance

•  U.S. stocks ended the year with a loss, as anxiety over rising downside risks overwhelmed positive fundamental data. While most other major world economies were slowing, the U.S. economy accelerated in 2018. A tight labor market and rising wages supported consumer spending and confidence. Corporate earnings and revenues were robust, aided by tailwinds from tax cuts and deregulation. However, looming risks from geopolitical uncertainties, especially U.S.-China trade relations, and tightening financial conditions began to take a toll on investor sentiment and corporate earnings outlooks. Market volatility increased markedly from 2017's historically low levels, with especially sharp price swings in February, October and December 2018.

•  Within the Index, utilities, consumer staples and information technology (IT) were the top-performing sectors for the year. Materials, energy and financials were the weakest-performing sectors.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, stock selection drove most of the Fund's relative outperformance, with a moderate gain from sector allocations.

•  Our stock selection in health care, IT and communication services added the most to relative performance. Three health care holdings — a provider of cloud-based software solutions primarily to the life sciences industry, a leading maker of continuous glucose monitoring devices used by diabetics, and a leading genetic testing and analysis systems developer — were the largest contributors to performance across the whole portfolio over the 12-month period. Rounding out the Fund's top five contributors were two communication services stocks, a global communications platform and an online home services marketplace.

•  Stock selection in consumer discretionary was the largest detractor from relative performance. Underperformance within the sector was led by holdings in a U.S. e-commerce company selling home goods and apparel and a U.K.-based online retailer for luxury-brand fashion. An underweight allocation to the IT sector was slightly disadvantageous to relative results, as was the lack of exposure to the consumer staples sector.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell Midcap® Growth Index(1)

	Period Ended December 31, 2018
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	10.65%	6.09%	14.55%	6.76%
Russell Midcap® Growth Index	–4.75	7.42	15.12	7.28
Fund – Class II(4)	10.53	5.98	14.44	10.89
Russell Midcap® Growth Index	–4.75	7.42	15.12	10.43

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 18, 1999.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (93.2%)
Aerospace & Defense (1.5%)
HEICO Corp., Class A	29,607	$1,865
Biotechnology (2.2%)
Alnylam Pharmaceuticals, Inc. (a)	9,679	706
Bluebird Bio, Inc. (a)	1,420	141
Editas Medicine, Inc. (a)	8,539	194
Exact Sciences Corp. (a)	19,653	1,240
Intellia Therapeutics, Inc. (a)	11,530	157
Intrexon Corp. (a)(b)	18,238	119
Moderna, Inc. (a)(b)	17,995	275
		2,832
Capital Markets (1.5%)
MSCI, Inc.	13,245	1,953
Commercial Services & Supplies (2.9%)
Copart, Inc. (a)	39,742	1,899
Rollins, Inc.	49,429	1,784
		3,683
Construction Materials (1.4%)
Martin Marietta Materials, Inc.	10,346	1,778
Entertainment (4.7%)
Spotify Technology SA (a)	35,735	4,056
Take-Two Interactive Software, Inc. (a)	19,272	1,984
		6,040
Health Care Equipment & Supplies (7.4%)
DexCom, Inc. (a)	53,093	6,360
LivaNova PLC (a)	12,627	1,155
Penumbra, Inc. (a)	15,611	1,908
		9,423
Health Care Providers & Services (6.7%)
Guardant Health, Inc. (a)	54,171	2,036
HealthEquity, Inc. (a)	109,331	6,522
		8,558
Health Care Technology (13.3%)
Agilon Health Topco, Inc. (a)(c)(d)(e)	1,577	597
athenahealth, Inc. (a)	53,375	7,042
Veeva Systems, Inc., Class A (a)	104,203	9,308
		16,947
Information Technology Services (14.4%)
MongoDB, Inc. (a)	87,227	7,304
Okta, Inc. (a)	61,680	3,935
Shopify, Inc., Class A (Canada) (a)	24,365	3,373
Twilio, Inc., Class A (a)	41,641	3,719
		18,331
	Shares	Value (000)
Interactive Media & Services (11.9%)
Angi Homeservices, Inc., Class A (a)	160,754	$2,583
Match Group, Inc.	52,484	2,245
TripAdvisor, Inc. (a)	32,274	1,741
Twitter, Inc. (a)	231,318	6,648
Zillow Group, Inc., Class C (a)	64,818	2,047
		15,264
Internet & Direct Marketing Retail (7.8%)
Farfetch Ltd., Class A (a)	119,423	2,115
GrubHub, Inc. (a)	43,385	3,332
MercadoLibre, Inc.	7,395	2,165
Overstock.com, Inc. (a)(b)	51,742	703
Wayfair, Inc., Class A (a)	18,824	1,696
		10,011
Pharmaceuticals (0.1%)
Nektar Therapeutics (a)	2,892	95
Software (16.6%)
Atlassian Corp., PLC, Class A (United Kingdom) (a)	27,244	2,424
Constellation Software, Inc. (Canada)	2,893	1,852
Coupa Software, Inc. (a)	110,323	6,935
Elastic N.V. (a)	29,566	2,113
Guidewire Software, Inc. (a)	24,030	1,928
Splunk, Inc. (a)	18,916	1,983
Ultimate Software Group, Inc. (The) (a)	7,569	1,854
Zendesk, Inc. (a)	36,815	2,149
		21,238
Specialty Retail (0.8%)
Carvana Co. (a)(b)	30,892	1,011
Total Common Stocks (Cost $111,745)		119,029
Preferred Stocks (3.9%)
Internet & Direct Marketing Retail (3.2%)
Airbnb, Inc. Series D (a)(c)(d)(e) (acquisition cost — $1,370; acquired 4/16/14)	33,636	4,061
Software (0.7%)
Palantir Technologies, Inc. Series G (a)(c)(d)(e) (acquisition cost — $455; acquired 7/19/12)	148,616	621
Palantir Technologies, Inc. Series H (a)(c)(d)(e) (acquisition cost — $102; acquired 10/25/13)	29,092	122
Palantir Technologies, Inc. Series H1 (a)(c)(d)(e) (acquisition cost — $102; acquired 10/25/13)	29,092	122
		865
Total Preferred Stocks (Cost $2,029)		4,926
Short-Term Investments (4.7%)
Securities held as Collateral on Loaned Securities (1.6%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	1,640,687	1,641

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.3%)
Barclays Capital, Inc., (2.90%, dated 12/31/18, due 1/2/19; proceeds $124; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/24; valued at $127)	$124	$124
HSBC Securities USA, Inc., (2.95%, dated 12/31/18, due 1/2/19; proceeds $251; fully collateralized by U.S. Government obligations; 0.00% - 2.75% due 1/31/19 - 2/15/42; valued at $256)	251	251
		375
Total Securities held as Collateral on Loaned Securities (Cost $2,016)		2,016
	Shares
Investment Company (3.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $4,038)	4,038,192	4,038
Total Short-Term Investments (Cost $6,054)		6,054
Total Investments Excluding Purchased Options (101.8%) (Cost $119,828)		130,009
Total Purchased Options Outstanding (0.1%) (Cost $411)		80
Total Investments (101.9%) (Cost $120,239) Including $2,106 of Securities Loaned (f)		130,089
Liabilities in Excess of Other Assets (-1.9%)		(2,429)
Net Assets (100.0%)		$127,660

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2018.

(c)  Security has been deemed illiquid at December 31, 2018.

(d)  At December 31, 2018, the Fund held fair valued securities valued at approximately $5,523,000, representing 4.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2018 amounts to approximately $5,523,000 and represents 4.3% of net assets.

(f)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $121,412,000. The aggregate gross unrealized appreciation is approximately $19,149,000 and the aggregate gross unrealized depreciation is approximately $10,472,000, resulting in net unrealized appreciation of approximately $8,677,000.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2018:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.16	Jan-19	28,594,933	$28,595	$3	$124	$(121)
Royal Bank of Scotland	USD/CNH	CNH	7.78	Jul-19	29,016,184	29,016	32	142	(110)
Royal Bank of Scotland	USD/CNH	CNH	8.00	Oct-19	24,601,062	24,601	45	145	(100)
							$80	$411	$(331)

CNH  — Chinese Yuan Renminbi Offshore

USD  — United States Dollar

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	18.2%
Software	17.3
Information Technology Services	14.3
Health Care Technology	13.2
Interactive Media & Services	11.9
Internet & Direct Marketing Retail	11.0
Health Care Equipment & Supplies	7.4
Health Care Providers & Services	6.7
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding
Securities held as Collateral on Loaned Securities) as of
December 31, 2018.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $114,560)	$124,410
Investment in Security of Affiliated Issuer, at Value (Cost $5,679)	5,679
Total Investments in Securities, at Value (Cost $120,239)	130,089
Foreign Currency, at Value (Cost —@)	—	@
Cash from Securities Lending	12
Receivable for Fund Shares Sold	242
Receivable from Affiliate	9
Receivable from Securities Lending Income	3
Dividends Receivable	2
Other Assets	10
Total Assets	130,367
Liabilities:
Collateral on Securities Loaned, at Value	2,028
Due to Broker	290
Payable for Advisory Fees	181
Payable for Professional Fees	62
Payable for Fund Shares Redeemed	61
Payable for Servicing Fees	36
Payable for Administration Fees	9
Payable for Distribution Fees — Class II Shares	9
Payable for Custodian Fees	3
Payable for Transfer Agency Fees	3
Payable for Directors' Fees and Expenses	1
Other Liabilities	24
Total Liabilities	2,707
NET ASSETS	$127,660
Net Assets Consist of:
Paid-in-Capital	$94,961
Total Distributable Earnings	32,699
Net Assets	$127,660
CLASS I:
Net Assets	$27,630
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,578,754 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.71
CLASS II:
Net Assets	$100,030
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,596,941 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.42
(1) Including:
Securities on Loan, at Value:	$2,106

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Mid Cap Growth Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$231
Income from Securities Loaned — Net	149
Dividends from Security of Affiliated Issuer (Note H)	91
Total Investment Income	471
Expenses:
Advisory Fees (Note B)	1,016
Distribution Fees — Class II Shares (Note E)	261
Servicing Fees (Note D)	202
Professional Fees	127
Administration Fees (Note C)	108
Shareholder Reporting Fees	39
Custodian Fees (Note G)	16
Transfer Agency Fees (Note F)	10
Directors' Fees and Expenses	7
Pricing Fees	4
Other Expenses	23
Total Expenses	1,813
Waiver of Advisory Fees (Note B)	(266)
Waiver of Distribution Fees — Class II Shares (Note E)	(156)
Rebate from Morgan Stanley Affiliate (Note H)	(10)
Net Expenses	1,381
Net Investment Loss	(910)
Realized Gain (Loss):
Investments Sold	24,310
Foreign Currency Translation	(3)
Net Realized Gain	24,307
Change in Unrealized Appreciation (Depreciation):
Investments	(11,949)
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(11,949)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	12,358
Net Increase in Net Assets Resulting from Operations	$11,448

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(910)	$(600)
Net Realized Gain	24,307	31,612
Net Change in Unrealized Appreciation (Depreciation)	(11,949)	5,327
Net Increase in Net Assets Resulting from Operations	11,448	36,339
Dividends and Distributions to Shareholders:
Class I	(6,586)	—
Class II	(21,886)	—
Total Dividends and Distributions to Shareholders	(28,472)	—
Capital Share Transactions:(1)
Class I:
Subscribed	14,292	4,420
Distributions Reinvested	6,586	—
Redeemed	(18,012)	(12,610)
Class II:
Subscribed	24,186	7,648
Distributions Reinvested	21,886	—
Redeemed	(22,141)	(20,966)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	26,797	(21,508)
Total Increase in Net Assets	9,773	14,831
Net Assets:
Beginning of Period	117,887	103,056
End of Period	$127,660	$117,887 †
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,154	418
Shares Issued on Distributions Reinvested	549	—
Shares Redeemed	(1,500)	(1,239)
Net Increase (Decrease) in Class I Shares Outstanding	203	(821)
Class II:
Shares Subscribed	1,994	746
Shares Issued on Distributions Reinvested	1,874	—
Shares Redeemed	(1,796)	(2,011)
Net Increase (Decrease) in Class II Shares Outstanding	2,072	(1,265)

The following information was previously reported parenthetically in December 31, 2017 financial statements.

†  Accumulated Net Investment Loss for the year ended December 31, 2017 was $(12).

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$12.10		$8.72		$10.03		$12.73		$14.41
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.08)		(0.05)		(0.00	)(3)	(0.08)		(0.02)
Net Realized and Unrealized Gain (Loss)	1.69		3.43		(0.87)		(0.50)		0.28
Total from Investment Operations	1.61		3.38		(0.87)		(0.58)		0.26
Distributions from and/or in Excess of:
Net Realized Gain	(3.00)		—		(0.44)		(2.12)		(1.94)
Net Asset Value, End of Period	$10.71		$12.10		$8.72		$10.03		$12.73
Total Return(4)	10.65%		38.76%		(8.78)%		(5.90)%		1.97%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$27,630		$28,747		$27,893		$48,467		$66,653
Ratio of Expenses to Average Net Assets(8)	0.94	%(5)	0.99	%(5)(6)	1.04	%(5)	1.05	%(5)	1.05	%(5)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.59	)%(5)	(0.45	)%(5)	(0.00	)%(5)(7)	(0.67	)%(5)	(0.14	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	89%		64%		42%		25%		44%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.15%		1.17%		1.14%		1.10%		1.10%
Net Investment Loss to Average Net Assets	(0.80)%		(0.63)%		(0.10)%		(0.72)%		(0.19)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class I shares. Prior to July 1, 2017, the maximum ratio was 1.05% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Financial Highlights

Mid Cap Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$11.85		$8.55		$9.85		$12.55		$14.25
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.09)		(0.06)		(0.01)		(0.09)		(0.03)
Net Realized and Unrealized Gain (Loss)	1.66		3.36		(0.85)		(0.49)		0.27
Total from Investment Operations	1.57		3.30		(0.86)		(0.58)		0.24
Distributions from and/or in Excess of:
Net Realized Gain	(3.00)		—		(0.44)		(2.12)		(1.94)
Net Asset Value, End of Period	$10.42		$11.85		$8.55		$9.85		$12.55
Total Return(3)	10.53%		38.60%		(8.84)%		(5.99)%		1.84%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$100,030		$89,140		$75,163		$98,499		$129,617
Ratio of Expenses to Average Net Assets(7)	1.04	%(4)	1.09	%(4)(5)	1.14	%(4)	1.15	%(4)	1.15	%(4)
Ratio of Net Investment Loss to Average Net Assets(7)	(0.69	)%(4)	(0.55	)%(4)	(0.10	)%(4)	(0.77	)%(4)	(0.24	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	89%		64%		42%		25%		44%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.40%		1.42%		1.39%		1.39%		1.45%
Net Investment Loss to Average Net Assets	(1.05)%		(0.88)%		(0.35)%		(1.01)%		(0.54)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class II shares. Prior to July 1, 2017, the maximum ratio was 1.15% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available,

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$1,865	$—	$—	$1,865
Biotechnology	2,832	—	—	2,832
Capital Markets	1,953	—	—	1,953
Commercial Services & Supplies	3,683	—	—	3,683
Construction Materials	1,778	—	—	1,778
Entertainment	6,040	—	—	6,040
Health Care Equipment & Supplies	9,423	—	—	9,423
Health Care Providers & Services	8,558	—	—	8,558
Health Care Technology	16,350	—	597	16,947

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Information Technology Services	$18,331	$—	$—	$18,331
Interactive Media & Services	15,264	—	—	15,264
Internet & Direct Marketing Retail	10,011	—	—	10,011
Pharmaceuticals	95	—	—	95
Software	21,238	—	—	21,238
Specialty Retail	1,011	—	—	1,011
Total Common Stocks	118,432	—	597	119,029
Preferred Stocks
Internet & Direct Marketing Retail	—	—	4,061	4,061
Software	—	—	865	865
Total Preferred Stocks	—	—	4,926	4,926
Call Options Purchased	—	80	—	80
Short-Term Investments
Investment Company	5,679	—	—	5,679
Repurchase Agreements	—	375	—	375
Total Short-Term Investments	5,679	375	—	6,054
Total Assets	$124,111	$455	$5,523	$130,089

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$—	$4,271
Purchases	596	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	1	655
Realized gains (losses)	—	—
Ending Balance	$597	$4,926
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$1	$655

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2018. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2018.

	Fair Value at December 31, 2018 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input(a)
Common Stock	$597	Market Transaction Method	Precedent Transaction	$378.16	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.50%	Decrease
			Perpetual Growth Rate	3.50%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.3x	Increase
			Discount for Lack of Marketability	15.00%	Decrease
Preferred Stocks	$4,926	Discounted Cash Flow	Weighted Average Cost of Capital	14.0%–16.5%/15.09%	Decrease
			Perpetual Growth Rate	3.0%–4.0%/3.50%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	1.4x–13.7x/8.84x	Increase
			Discount for Lack of Marketability	10.0%–15.0%/14.12%	Decrease
		Comparable Transactions	Enterprise Value/Revenue	12.0x	Increase

(a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$80	(b)

(b) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables sets forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(231	)(c)

(c) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(135	)(d)

(d) Amounts are included in Investments in the Statement of Operations.

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(e) (000)		Liabilities(e) (000)
Purchased Options	$80	(b)	$—

(b) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(f) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$80	(b)	$—	$(80)	$0

(b) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(f) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	85,243,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$2,106	(g)	$—	$(2,106	)(h)(i)	$0

(g) Represents market value of loaned securities at year end.

(h) The Fund received cash collateral of approximately $2,028,000, of which approximately $2,016,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2018, there was uninvested cash of approximately $12,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $127,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(i) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2018:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$2,028	$—	$—	$—	$2,028
Total Borrowings	$2,028	$—	$—	$—	$2,028
Gross amount of recognized liabilities for securities lending transactions					$2,028

6.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares and 1.05% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $266,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

one year from the date of Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2018, this waiver amounted to approximately $156,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $116,033,000 and $120,588,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $10,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$6,537	$80,116	$80,974	$91
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$5,679

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund engaged in cross-trade purchases of approximately $453,000 and sales of approximately $399,000, which resulted in a net realized gain of approximately $136,000.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,341	$27,131	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2018.

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$605	$23,422

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 54.4%.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Mid Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Mid Cap Growth Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio (one of the funds constituting the Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 20, 2019

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018.

The Fund designated and paid approximately $27,131,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling Company's (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFMCGANN
2394410 EXP. 02.29.20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

U.S. Real Estate Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Director and Officer Information	19

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the U.S. Real Estate Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$919.50	$1,021.07	$3.97	$4.18	0.82%
U.S. Real Estate Portfolio Class II	1,000.00	918.20	1,019.81	5.17	5.45	1.07

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –7.71%, net of fees, and –7.97%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed against the Fund's benchmark, the FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index (the "Index"), which returned –4.62%, and underperformed against the S&P 500® Index, which returned –4.38%.

Factors Affecting Performance

•  The REIT market declined 4.62% in the 12-month period ending December 31, 2018, as measured by the Index. There was significant volatility over the period. REITs experienced a sell-off in the first quarter on rising interest rates, but recovered in the second quarter on the emergence of several REIT take-private announcements aggregating nearly $30 billion.i The REIT sector then experienced a sell-off in the fourth quarter, which coincided with the sell-off in the broader equity market driven by a variety of macro concerns including a prospective economic slowdown, impact of higher interest rates and U.S.-Sino trade tension. It is notable that the 10-year U.S. Treasury bond yield fell to 2.7% after starting the fourth quarter above 3.0%. However, this movement was unable to support REIT share prices in most sectors, aside from those being viewed as defensive.

•  Within real estate, there exists an enormous disparity in relative valuations among market segments with significant negative sentiment and share price weakness towards key market segments resulting in very wide discounts to net asset values (NAVs), which included NYC office, high-quality retail and central business district (CBD) office and hotels, while market segments trading at premiums due to being viewed as defensive (e.g., health care and net lease assets) experienced share gains for the period.

•  Among the major sectors, the apartment sector outperformed the Index, while the office and retail sectors underperformed. The apartment sector outperformed the Index as it appeared to be viewed as a more defensive sector in a negative environment. The retail sector lagged as both the shopping centers and malls underperformed in the period. In the office sector, both the primary CBD and secondary CBD/suburban REITs underperformed the Index. The health care REITs outperformed the Index for the full year, posting positive returns. The strength appeared to be due to an investor perception that it serves as a more defensive sector in a weaker economic environment, despite the companies facing supply challenges in the senior housing business. The net lease sector also outperformed due to being viewed as more defensive. The data center sector underperformed the Index as its performance appeared to be negatively impacted by the weakness in technology stocks in the latter part of the year. The hotel sector underperformed as investors' expectations for a weakening economy in the latter part of the year weighed significantly on the stocks.

•  The Fund underperformed the Index for the period due to top-down sector allocation. From a bottom-up perspective, the Fund achieved favorable stock selection in the diversified, hotel and shopping center sectors; this was partially offset by less favorable stock selection in the primary CBD office and health care sectors. From a top-down perspective, the underweight to the data center and diversified sectors contributed to relative performance. This was more than offset by the overweight to the primary CBD office sector, which is facing significant negative investor sentiment, and the underweight to the net lease and health care sectors, which benefited from investor preference for sectors viewed as defensive.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Fund to a group of companies that are focused in the ownership of NYC office assets as well as high-quality retail and CBD office assets and a number of out-of-favor companies, and an underweighting to companies concentrated in the ownership of health care, data center and net lease assets.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. The overall REIT market ended the year trading at a 5% discount to NAVs; however, there exists an enormous disparity in valuations among the sectors with various

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

segments trading at significant discounted valuations.(i) We see the most attractive value in the owners of NYC office assets. We also see attractive value in high-quality retail, CBD office, hotel and apartment stocks. These companies provide exposure to high-quality core assets at significant discounted valuations.

(i)  Source: Morgan Stanley Investment Management as of December 31, 2018

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE Nareit Equity REITs Index(1) and the S&P 500® Index(2)

	Period Ended December 31, 2018
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	–7.71%	6.14%	10.90%	8.88%
FTSE Nareit Equity REITs Index	–4.62	7.90	12.12	8.81
S&P 500® Index	–4.38	8.49	13.12	7.40
Fund – Class II(5)	–7.97	5.88	10.66	9.53
FTSE Nareit Equity REITs Index	–4.62	7.90	12.12	9.96
S&P 500® Index	–4.38	8.49	13.12	8.64

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard and Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 3, 1997.

(5)  Commenced offering on November 5, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.5%)
Apartments (15.9%)
American Campus Communities, Inc. REIT	91,310	$3,779
Apartment Investment & Management Co., Class A REIT	98,398	4,318
AvalonBay Communities, Inc. REIT	104,131	18,124
Camden Property Trust REIT	98,115	8,639
Equity Residential REIT	224,667	14,830
Essex Property Trust, Inc. REIT	24,341	5,969
Mid-America Apartment Communities, Inc. REIT	53,644	5,134
UDR, Inc. REIT	87,746	3,476
		64,269
Data Centers (2.6%)
Digital Realty Trust, Inc. REIT	57,745	6,153
QTS Realty Trust, Inc., Class A REIT	115,558	4,281
		10,434
Diversified (4.5%)
JBG SMITH Properties REIT	82,698	2,879
Lexington Realty Trust REIT	174,810	1,435
Vornado Realty Trust REIT	222,819	13,821
		18,135
Health Care (6.6%)
HCP, Inc. REIT	88,546	2,473
Healthcare Realty Trust, Inc. REIT	354,558	10,084
Healthcare Trust of America, Inc., Class A REIT	128,972	3,264
Ventas, Inc. REIT	68,089	3,989
Welltower, Inc. REIT	98,315	6,824
		26,634
Industrial (6.5%)
Duke Realty Corp. REIT	72,459	1,877
ProLogis, Inc. REIT	415,773	24,414
		26,291
Lodging/Resorts (9.8%)
Chesapeake Lodging Trust REIT	159,229	3,877
DiamondRock Hospitality Co. REIT	351,455	3,191
Host Hotels & Resorts, Inc. REIT	1,238,750	20,650
RLJ Lodging Trust REIT	556,975	9,135
Sunstone Hotel Investors, Inc. REIT	196,830	2,561
		39,414
Office (23.5%)
Alexandria Real Estate Equities, Inc. REIT	42,523	4,900
Boston Properties, Inc. REIT	205,848	23,168
Brandywine Realty Trust REIT	211,550	2,723
Columbia Property Trust, Inc. REIT	273,186	5,286
Corporate Office Properties Trust REIT	97,435	2,049
Cousins Properties, Inc. REIT	294,885	2,330
Empire State Realty Trust, Inc., Class A REIT	100,560	1,431
Hudson Pacific Properties, Inc. REIT	256,933	7,466
Kilroy Realty Corp. REIT	41,118	2,585
Mack-Cali Realty Corp. REIT	362,385	7,099
Paramount Group, Inc. REIT	706,100	8,869
	Shares	Value (000)
SL Green Realty Corp. REIT	316,055	$24,994
Tier REIT, Inc. REIT	98,004	2,022
		94,922
Regional Malls (14.5%)
Macerich Co. (The) REIT	336,209	14,551
Simon Property Group, Inc. REIT	260,582	43,775
		58,326
Self Storage (5.2%)
CubeSmart REIT	211,616	6,071
Extra Space Storage, Inc. REIT	42,250	3,823
Life Storage, Inc. REIT	19,681	1,830
Public Storage REIT	46,332	9,378
		21,102
Shopping Centers (6.5%)
Brixmor Property Group, Inc. REIT	758,140	11,137
Kimco Realty Corp. REIT	113,922	1,669
Regency Centers Corp. REIT	224,295	13,162
		25,968
Single Family Homes (3.1%)
American Homes 4 Rent, Class A REIT	376,475	7,473
Invitation Homes, Inc. REIT	256,972	5,160
		12,633
Specialty (0.8%)
Gaming and Leisure Properties, Inc. REIT	100,415	3,245
Total Common Stocks (Cost $335,483)		401,373
Short-Term Investment (0.4%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $1,802)	1,801,784	1,802
Total Investments (99.9%) (Cost $337,285) (a)		403,175
Other Assets in Excess of Liabilities (0.1%)		306
Net Assets (100.0%)		$403,481

(a)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $345,562,000. The aggregate gross unrealized appreciation is approximately $80,336,000 and the aggregate gross unrealized depreciation is approximately $22,723,000, resulting in net unrealized appreciation of approximately $57,613,000.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Office	23.6%
Apartments	15.9
Regional Malls	14.5
Other*	11.5
Lodging/Resorts	9.8
Health Care	6.6
Industrial	6.5
Shopping Centers	6.4
Self Storage	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $335,483)	$401,373
Investment in Security of Affiliated Issuer, at Value (Cost $1,802)	1,802
Total Investments in Securities, at Value (Cost $337,285)	403,175
Dividends Receivable	2,104
Receivable for Investments Sold	289
Receivable for Fund Shares Sold	234
Receivable from Affiliate	4
Other Assets	22
Total Assets	405,828
Liabilities:
Payable for Fund Shares Redeemed	1,015
Payable for Advisory Fees	580
Payable for Investments Purchased	389
Payable for Servicing Fees	159
Payable for Professional Fees	63
Payable for Distribution Fees — Class II Shares	49
Payable for Administration Fees	29
Payable for Directors' Fees and Expenses	9
Payable for Custodian Fees	7
Payable for Transfer Agency Fees	4
Other Liabilities	43
Total Liabilities	2,347
NET ASSETS	$403,481
Net Assets Consist of:
Paid-in-Capital	$322,154
Total Distributable Earnings	81,327
Net Assets	$403,481
CLASS I:
Net Assets	$185,191
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,485,856 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$19.52
CLASS II:
Net Assets	$218,290
Net Asset Value, Offering and Redemption Price Per Share Applicable to 11,250,469 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$19.40

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$15,410
Dividends from Security of Affiliated Issuer (Note H)	61
Total Investment Income	15,471
Expenses:
Advisory Fees (Note B)	3,482
Servicing Fees (Note D)	660
Distribution Fees — Class II Shares (Note E)	632
Administration Fees (Note C)	371
Professional Fees	124
Shareholder Reporting Fees	53
Custodian Fees (Note G)	23
Directors' Fees and Expenses	16
Transfer Agency Fees (Note F)	14
Pricing Fees	4
Other Expenses	23
Total Expenses	5,402
Waiver of Advisory Fees (Note B)	(778)
Rebate from Morgan Stanley Affiliate (Note H)	(7)
Net Expenses	4,617
Net Investment Income	10,854
Realized Gain (Loss):
Investments Sold	19,764
Foreign Currency Translation	(— @)
Net Realized Gain	19,764
Change in Unrealized Appreciation (Depreciation):
Investments	(66,144)
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	(66,144)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(46,380)
Net Decrease in Net Assets Resulting from Operations	$(35,526)

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10,854	$10,411
Net Realized Gain	19,764	43,212
Net Change in Unrealized Appreciation (Depreciation)	(66,144)	(38,742)
Net Increase (Decrease) in Net Assets Resulting from Operations	(35,526)	14,881
Dividends and Distributions to Shareholders:
Class I	(5,844)	(3,525)*
Class II	(6,234)	(3,676)*
Total Dividends and Distributions to Shareholders	(12,078)	(7,201)
Capital Share Transactions:(1)
Class I:
Subscribed	18,268	22,972
Distributions Reinvested	5,844	3,525
Redeemed	(45,700)	(53,089)
Class II:
Subscribed	14,374	24,087
Distributions Reinvested	6,234	3,676
Redeemed	(59,903)	(46,654)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(60,883)	(45,483)
Total Decrease in Net Assets	(108,487)	(37,803)
Net Assets:
Beginning of Period	511,968	549,771
End of Period	$403,481	$511,968 †
(1) Capital Share Transactions:
Class I:
Shares Subscribed	884	1,086
Shares Issued on Distributions Reinvested	272	169
Shares Redeemed	(2,188)	(2,495)
Net Decrease in Class I Shares Outstanding	(1,032)	(1,240)
Class II:
Shares Subscribed	710	1,145
Shares Issued on Distributions Reinvested	292	177
Shares Redeemed	(2,883)	(2,219)
Net Decrease in Class II Shares Outstanding	(1,881)	(897)

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income	$(3,525)
Class II:
Net Investment Income	$(3,676)

†  Accumulated Undistributed Net Investment Income for the year ended December 31, 2017 was $10,458.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$21.72		$21.39		$20.28		$20.13		$15.74
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.51		0.45		0.35		0.30		0.27
Net Realized and Unrealized Gain (Loss)	(2.13)		0.20		1.04		0.12		4.38
Total from Investment Operations	(1.62)		0.65		1.39		0.42		4.65
Distributions from and/or in Excess of:
Net Investment Income	(0.58)		(0.32)		(0.28)		(0.27)		(0.26)
Net Asset Value, End of Period	$19.52		$21.72		$21.39		$20.28		$20.13
Total Return(3)	(7.71)%		3.11%		6.81%		2.17%		29.72%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$185,191		$228,487		$251,517		$191,188		$204,740
Ratio of Expenses to Average Net Assets(10)	0.86	%(4)(5)	0.92	%(4)(6)	0.97	%(4)(7)	1.00	%(4)	1.06	%(4)(8)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.00	%(4)	1.05	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(10)	2.47	%(4)	2.13	%(4)	1.66	%(4)	2.36	%(4)	1.52	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.01%		0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	40%		44%		21%		26%		25%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.03%		1.07%		1.06%		1.07%		1.11%
Net Investment Income to Average Net Assets	2.30%		1.98%		1.57%		2.29%		1.47%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class I shares. Prior to July 1, 2018, the maximum ratio was 0.90% for Class I shares.

(6)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2017, the maximum ratio was 0.95% for Class I shares.

(7)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class I share. Prior to July 1, 2016, the maximum ratio was 1.00% for Class I shares.

(8)  Effective July 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2014, the maximum ratio was 1.10% for Class I shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$21.59		$21.26		$20.16		$20.02		$15.66
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.46		0.40		0.29		0.25		0.23
Net Realized and Unrealized Gain (Loss)	(2.13)		0.20		1.04		0.12		4.35
Total from Investment Operations	(1.67)		0.60		1.33		0.37		4.58
Distributions from and/or in Excess of:
Net Investment Income	(0.52)		(0.27)		(0.23)		(0.23)		(0.22)
Net Asset Value, End of Period	$19.40		$21.59		$21.26		$20.16		$20.02
Total Return(3)	(7.97)%		2.87%		6.55%		1.92%		29.43%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$218,290		$283,481		$298,254		$281,056		$279,305
Ratio of Expenses to Average Net Assets(10)	1.11	%(4)(5)	1.17	%(4)(6)	1.22	%(4)(7)	1.25	%(4)	1.31	%(4)(8)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.25	%(4)	1.30	%(4)(8)
Ratio of Net Investment Income to Average Net Assets(10)	2.22	%(4)	1.88	%(4)	1.41	%(4)	2.11	%(4)	1.27	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.01%		0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	40%		44%		21%		26%		25%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.28%		1.32%		1.31%		1.35%		1.46%
Net Investment Income to Average Net Assets	2.05%		1.73%		1.32%		2.01%		1.12%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.07% for Class II shares. Prior to July 1, 2018, the maximum ratio was 1.15% for Class II shares.

(6)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class II shares. Prior to July 1, 2017, the maximum ratio was 1.20% for Class II shares.

(7)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class II shares. Prior to July 1, 2016, the maximum ratio was 1.25% for Class II shares.

(8)  Effective July 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class II shares. Prior to July 1, 2014, the maximum ratio was 1.35% for Class II shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$64,269	$—	$—	$64,269
Data Centers	10,434	—	—	10,434
Diversified	18,135	—	—	18,135
Health Care	26,634	—	—	26,634
Industrial	26,291	—	—	26,291
Lodging/Resorts	39,414	—	—	39,414

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Office	$94,922	$—	$—	$94,922
Regional Malls	58,326	—	—	58,326
Self Storage	21,102	—	—	21,102
Shopping Centers	25,968	—	—	25,968
Single Family Homes	12,633	—	—	12,633
Specialty	3,245	—	—	3,245
Total Common Stocks	401,373	—	—	401,373
Short-Term Investment
Investment Company	1,802	—	—	1,802
Total Assets	$403,175	$—	$—	$403,175

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

U.S. Real Estate	Common Stock (000)
Beginning Balance	$651
Purchases	—
Sales	(762)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	1,483
Realized gains (losses)	(1,372)
Ending Balance	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$—

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

Effective July 1, 2018, the Fund's annual rate based on the daily net assets is as follows:

First $500 million	Next $500 million	Over $1 billion
0.70%	0.65%	0.60%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.58% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares and 1.15% for Class II shares. Effective July 1, 2018, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses will not exceed 0.82% for Class I shares and 1.07% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $778,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $184,134,000 and $232,341,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $7,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$7,095	$87,983	$93,276	$61
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$1,802

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$12,078	$—	$7,201	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to REIT basis adjustments and basis adjustments on partnership securities sold, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(206)	$206

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$8,743	$14,986

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 59.7%.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
U.S. Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 20, 2019

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFREIANN
2397855 EXP. 02.29.20

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The registrant’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2018

	Registrant			Covered Entities(1)
Audit Fees		$486,866		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$—	(2)
Tax Fees		$55,966	(3)	$8,773,935	(4)
All Other Fees	$			$18,115	(5)
Total Non-Audit Fees		$55,966		$8,792,050

Total		$542,832		$8,792,050

2017

	Registrant		Covered Entities(1)
Audit Fees	$474,990		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$49,000	(3)	$11,474,825	(4)
All Other Fees	$—		$136,088	(5)
Total Non-Audit Fees	$49,000		$11,610,913

Total	$523,990		$11,610,913

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 15 AND 16, 2016(3)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

(3)  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered.  The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and

Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the

Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                     Not applicable.

(g)                    See table above.

(h)                   The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Insurance Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 19, 2019

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 19, 2019